EXHIBIT 10.1

EXECUTION VERSION

U.S. $65,000,000

LOAN AGREEMENT

Dated as of August 5, 2008

Amended and Restated as of March 18, 2009

between

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.,

as Lender,

and

DYAX CORP.,

as Borrower

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

TABLE OF CONTENTS

ARTICLE I
CERTAIN DEFINITIONS

SECTION 1.01.	Definitions	1
SECTION 1.02.	Interpretation; Headings	17

ARTICLE II
COMMITMENT; DISBURSEMENT; FEES

SECTION 2.01.	Commitment to Lend	18
SECTION 2.02.	Notice of Borrowing	18
SECTION 2.03.	Disbursement	18
SECTION 2.04.	Commitment Not Revolving	18

ARTICLE III
REPAYMENT

SECTION 3.01.	Amortization	18
SECTION 3.02.	Optional Prepayment; Mandatory Prepayment	19
SECTION 3.03.	Illegality	19

ARTICLE IV
INTEREST; EXPENSES

SECTION 4.01.	Interest Rate	20
SECTION 4.02.	Lockbox Account	21
SECTION 4.03.	Interest on Late Payments	24
SECTION 4.04.	Initial Expenses	24
SECTION 4.05.	Administration and Enforcement Expenses	24

ARTICLE V
TAXES

SECTION 5.01.	Taxes	24
SECTION 5.02.	Receipt of Payment	26
SECTION 5.03.	Other Taxes	26
SECTION 5.04.	Indemnification	26
SECTION 5.05.	Loans Treated As Indebtedness	26
SECTION 5.06.	Allocation of Issue Price	26
SECTION 5.07.	Registered Obligation	27

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

		Page

ARTICLE VI
PAYMENTS; COMPUTATIONS

SECTION 6.01.	Making of Payments	27
SECTION 6.02.	Setoff or Counterclaim	28

ARTICLE VII
CLOSING DOCUMENTATION

SECTION 7.01.	Tranche A Loan Closing Documentation	28
SECTION 7.02.	Tranche B Loan Closing Documentation	30

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

SECTION 8.01.	Representations and Warranties of Borrower	32
SECTION 8.02.	Survival of Representations and Warranties	40

ARTICLE IX
AFFIRMATIVE COVENANTS

SECTION 9.01.	Maintenance of Existence	40
SECTION 9.02.	Use of Proceeds	40
SECTION 9.03.	Financial Statements and Information	40
SECTION 9.04.	Books and Records	41
SECTION 9.05.	Inspection Rights; Access	41
SECTION 9.06.	Maintenance of Insurance and Properties	42
SECTION 9.07.	Governmental Authorizations	42
SECTION 9.08.	Compliance with Laws and Contracts	42
SECTION 9.09.	Plan Assets	42
SECTION 9.10.	Notices	42
SECTION 9.11.	Payment of Taxes	43
SECTION 9.12.	Waiver of Stay, Extension or Usury Laws	43
SECTION 9.13.	Additional Covenants of Borrower	43
SECTION 9.14.	[*****]	43
SECTION 9.15.	Further Assurances	44

ARTICLE X
NEGATIVE COVENANTS

SECTION 10.01.	Activities of Borrower	44
SECTION 10.02.	Merger; Sale of Assets	44

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

		Page

SECTION 13.17.	No Partnership	58
SECTION 13.18.	Survival	58
SECTION 13.19.	Patriot Act Notification	58

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Exhibits

Exhibit A	Business Report Format
Exhibit B	Form of Tranche B Promissory Note
Exhibit C	Quarterly Report Format
Exhibit D	Form of Security Agreement
Exhibit E	Form of Notice of Borrowing
Exhibit F	Lockbox Instructions
Exhibit G	Form of Certificate of Borrower
Exhibit H	Form of Edwards, Angell Palmer & Dodge LLP Opinion
Exhibit I	Form of Wolf Greenfield Opinion
Exhibit J	Form of Lowrie, Lando & Anastasi, LLP Opinion
Exhibit K	Tranche B Warrant Agreement
Exhibit L	Form of Assignment and Acceptance

Schedules

Schedule A	[*****]
Schedule B	[*****]
Schedule C	[*****]
Schedule D	[*****]
Schedule 8.01(l)	Indebtedness
Schedule 8.01(n)	Subsidiaries
Schedule 8.01(s)(i)	[*****]
Schedule 8.01(s)(ii)	[*****]
Schedule 8.01(u)	Borrower’s Principal Place of Business and Chief Executive Office
Schedule 8.01(v)(ii)	[*****]
Schedule 8.01(v)(iii)	[*****]
Schedule 8.01(v)(iv)	[*****]
Schedule 8.01(v)(vii)	[*****]
Schedule 8.01(v)(viii)	[*****]
Schedule 8.01(v)(ix)	[*****]
Schedule 8.01(v)(x)	[*****]
Schedule 8.01(v)(xi)	[*****]
Schedule 8.01(w)(i)	[*****]
Schedule 8.01(w)(iii)	[*****]
Schedule 8.01(w)(v)	[*****]
[*****]
Schedule 8.01(w)(vi)	[*****]
Schedule 8.01(w)(vii)	[*****]
Schedule 8.01(w)(viii)	[*****]
Schedule 8.01(w)(x)	[*****]
Schedule 8.01(w)(xi)	[*****]
Schedule 8.01(x)	[*****]
Schedule 10.03(a)	[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

This LOAN AGREEMENT (the “Amended Agreement”), dated as of August 5, 2008 and amended and restated as of March 18, 2009, is entered into by and between COWEN HEALTHCARE ROYALTY PARTNERS, L.P., a Delaware limited partnership (the “Lender”), as Lender, and DYAX CORP., a Delaware corporation, as Borrower.  The Lender and Borrower are hereinafter referred to collectively as the “Parties” or individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Borrower is the owner of the LFRP Intellectual Property (as hereinafter defined) with respect to the LFRP (as hereinafter defined);

WHEREAS, Borrower has the right to payments under the License Agreements (as hereinafter defined);

WHEREAS, on August 5, 2008, the Parties executed a Loan Agreement (the “Original Loan Agreement”) pursuant to which Borrower borrowed from Lender an aggregate principal amount of $50,000,000;

WHEREAS, in order to induce the Lender to enter into the Original Loan Agreement and to extend credit thereunder, Borrower agreed to grant Lender a security interest in the LFRP Intellectual Property (as defined in the Original Loan Agreement);

WHEREAS, Borrower desires to create a new tranche of Loans in an aggregate principal amount of $15,000,000;

WHEREAS, in connection with such new tranche of Loans the Parties desire to amend and restate the Original Loan Agreement as set forth in this Amended Agreement;

NOW, THEREFORE, in consideration of the mutual promises of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by the Parties as follows:

ARTICLE I
CERTAIN DEFINITIONS

SECTION 1.01.         Definitions.  As used herein:

“Affiliate” means any Person that controls, is controlled by, or is under common control with another Person.  For purposes of this definition, “control” shall mean (i) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

“Agent” means, (i) if only one Lender is party to this Amended Agreement, such Lender or (ii) otherwise, Cowen Healthcare Royalty Partners, L.P. or another Lender reasonably acceptable to Borrower.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Amended Agreement” means this Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time).

“Applicable Included Receipts” means (i) prior to June 30, 2013, the sum of (a) 75.0% of the first $10.0 million in annual Included Receipts, (b) 50.0% of annual Included Receipts greater than $10.0 million and up to and including $15.0 million, and (c) 25.0% of annual Included Receipts greater than $15.0 million and (ii) after June 30, 2013, 90.0% of all Included Receipts until the earlier of the Maturity Date or the complete amortization of the Loans under Section 3.01.  “Applicable Included Receipts” shall exclude FTE Payments so long as the principal amount of the Loans prepaid pursuant to Section 3.01(a) exceeds any principal amount added to the Loans pursuant to Section 4.01(a) (as calculated on an annual basis for each calendar year) which shall be determined at the end of any applicable calendar year and shall be applied to amortization in accordance with Section 3.01(a); provided that Borrower may, at its option, include such costs in Applicable Included Receipts on a quarterly basis to pay scheduled amortization in accordance with Section 3.01(a).

“Assignee” has the meaning specified in Section 13.01(b).

“Assignment and Acceptance” has the meaning specified in Section 13.01(c).

“Borrower” means Dyax Corp.

“Borrower Documents” means the certificate of incorporation of Borrower certified by the Delaware Secretary of State and the by-laws of Borrower (and any similar documentation of any Subsidiary of Borrower which becomes party to the Loan Documents).

“Business Day” means any day, except a Saturday, Sunday or other day on which commercial banks in New York are required or authorized by law to close.

“Business Report” means a report in a form agreed upon between the parties and based on Exhibit A, providing information on current activities relating to the licensing of the LFRP Intellectual Property as part of the LFRP.

“Capital Stock” of any Person means any and all shares, interests, ownership interest units, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

[*****]

 “[*****] Agreement” means the [*****] Agreement dated [*****] between [*****] and Borrower.

“[*****] Payments” means the specified payments that become due and payable to [*****] pursuant to the [*****] Agreement, as further described in Schedule 8.01(s)(ii).

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Change of Control” means:

(i)    the acquisition by any Person or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (other than any trustee or other fiduciary holding securities under an employee benefit plan of Borrower or any entity controlled, directly or indirectly, by Borrower) of beneficial ownership of any capital stock of Borrower, if after such acquisition, such Person or group would be the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Borrower representing more than fifty percent (50%) of the combined voting power of Borrower then outstanding securities entitled to vote generally in the election of directors; or

(ii)    any transaction permitted under Section 10.02(a); or

(iii)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Borrower (together with any new directors (other than a director designated by a Person who has entered into an agreement with Borrower to effect a transaction described in clause (i) or (ii) of this definition of “Change of Control”), whose election by such Board of Directors or nomination for election by Borrower’s shareholders, as applicable, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors of Borrower then in office.

“Closing Date” means August 5, 2008.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Development Agreement” means any agreement between Borrower and/or any of its Subsidiaries and one or more third parties relating to the discovery, research, development, manufacturing or commercialization of a product or compound (whether or not derived from phage display) (i) which would be commonly viewed in the industry as being a co-development agreement, (ii) under which Borrower and/or any of its Subsidiaries takes a substantially different commercial role than under an agreement forming part of the LFRP and (iii) which has two or more of the following aspects:  (A) shared ownership of product-related intellectual property or sole ownership of product-related intellectual property by one party with an exclusive license to the product-related intellectual property to the other party, (B) shared management control over product development, (C) shared financial obligations, and/or (D) shared commercialization rights to the product.  Schedule A sets forth a complete list of Co-Development Agreements in existence as of the Tranche B Closing Date.

“Co-Developed Product” means any product or compound (whether or not derived from phage display) which is the subject of a Co-Development Agreement and in relation to which Borrower has committed on a contingent or non-contingent basis its own financial re-

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

sources and/or has committed non-reimbursed human resources to discover, research, develop, manufacture or commercialize such product or compound.

“Collateral” has the meaning specified in the Security Agreement.

“Company Concentration Account” means a segregated account established and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Amended Agreement.  The Company Concentration Account shall be the account into which funds in the Lockbox Account which are payable to Borrower pursuant to this Amended Agreement are swept in accordance with the terms of this Amended Agreement.

“Company LFRP Methods and Libraries” shall have the meaning set forth in Section 8.01(v)(iii).

“Confidentiality Agreement” means that certain confidentiality agreement, dated
March 3, 2009, between Borrower and Lender.

“Contract” has the meaning specified in Section 8.01(e).

“Contract Party” means any party to a License Agreement or In License.

“Controlled Affiliate” with respect to any Person means any Person directly or indirectly controlling, controlled by or under common control with, such Person.  For the purposes of this Amended Agreement, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

 “Default” means any condition or event which constitutes an Event of Default or which, with the giving of notice or the lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means, for any period for which an amount is overdue, a rate per annum equal for each day in such period to the lesser of (i) 2% plus the rate otherwise applicable to the Loans as provided the Section 4.01 and (ii) the maximum rate of interest permitted under applicable Law.

“Deficiency Amount” has the meaning specified in Section 4.01(a).

“Discrepancy Notice” has the meaning specified in Section 4.02(m).

“Dispute” has the meaning specified in Section 8.01(v)(ix).

“Disqualified Capital Stock” of any Person means any class of Capital Stock of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is 91 days after the final maturity date of the Loans; provided, however, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock that are not Disqualified Capital Stock, and that is not convertible, puttable or exchangeable for Disqualified Capital Stock or Indebtedness, will not be deemed to be Disqualified Capital Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock that are not Disqualified Capital Stock.

“Dollars” or “$” means lawful money of the United States of America.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” at any time means each trade or business (whether or not incorporated) that would, at any time, be treated, together with Borrower or any of their respective Subsidiaries, as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code.

“Event of Default” has the meaning specified in Section 11.01.

“Exchange Act” means the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

“Excluded Agreements” means Co-Development Agreements, Internally Developed Product Agreements and Licensed Product Agreements.  Schedule B sets forth a complete list of all Excluded Agreements in existence as of the Tranche B Closing Date.

“Excluded Payments” means (i) payments under any Excluded Agreement or (ii) payments relating to or arising out of any activities relating to the research, development, manufacturing or commercialization of any Excluded Product.

“Excluded Product” means any product or compound (whether or not derived from phage display) which, at any point, was, is or becomes included in Borrower’s “pipeline” as an internal product candidate.  An Excluded Product is either an Internally Developed Product, an In-Licensed Product or a Co-Developed Product.  Schedule B  sets forth a complete list of all Excluded Products in existence as of the Tranche B Closing Date.  Notwithstanding the foregoing, Borrower acknowledges and agrees that under the terms of certain License Agreements, Contract Parties and their sublicensees may develop products that are the same as or similar to Excluded Products and that such same or similar products shall be not be considered Excluded Products under this Amended Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Excluded Taxes” means (i) any Taxes imposed on (or measured by) net income (including branch profits Taxes) of the Lender, or any franchise or similar Taxes imposed in lieu thereof, by any Governmental Authority or taxing authority by the jurisdiction under the laws of which the Lender is organized or any jurisdiction in which the Lender is a resident, has an office, conducts business or has another connection and (ii) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender (a) under law in effect at the time such Foreign Lender becomes a party to this Amended Agreement (or designates a new Lending Office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 5.01(a) or (b) that is attributable to such Foreign Lender’s failure to comply with Section 5.01(b).

“FDA” means the United States Food and Drug Administration.

“Financial Statements” means the consolidated balance sheets of Borrower and its Subsidiaries, audited at December 31, 2006, December 31, 2007 and December 31, 2008 and the related consolidated statements of operations and comprehensive loss, cash flows and changes in stockholders’ equity of Borrower and its Subsidiaries audited for the years ended December 31, 2006, December 31, 2007 and December 31, 2008, and the accompanying footnotes thereto, as filed with the SEC, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein.

“Foreign Lender” has the meaning specified in Section 5.01(c).

“FTE” means a full-time equivalent included in FTE Payment costs.

“FTE Payments” means all amounts received from a Contract Party under any License Agreement in payment for services relating specifically to Borrower’s and/or any of its Subsidiaries’ costs (or estimated costs) for the discovery, research and/or development of peptides, proteins and antibodies as reasonably calculated based on the subsidization of the full cost of personnel measured in full time equivalents, other comparable cost-based measures or any combination of the foregoing.  For the avoidance of doubt, FTE Payments shall not include any technical milestones that relate specifically to the completion of services, or other related events.

“Funded Research Agreements” has the meaning specified in the definition of License Agreement.

“Future Licenses” means any License Agreement entered into by Borrower and/or any of its Subsidiaries after the date hereof with any other Person, as the same may be amended, supplemented or otherwise modified from time to time.

“GAAP” means the generally accepted accounting principles in the United States of America in effect from time to time.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Gross Payments” means all Royalties arising under or payable with respect to any License Agreement or In License and any collections, recoveries, payments or other compensation made in lieu thereof and any amounts paid or payable to Borrower and/or any of its Subsidiaries in respect of any License Agreement or In License pursuant to Section 365(n) of the United States Bankruptcy Code.  For the avoidance of doubt, the parties acknowledge and agree that Gross Payments shall specifically exclude all Excluded Payments.

“Guarantee” means, as to any Person:  (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person.

“In-Licensed Product” means any product or compound (whether or not derived from phage display) in relation to which Borrower expends a substantial amount of the financial resources to used to discover, research, and develop or commercialize such product or compound, and to which Borrower acquired rights to discover, research, develop, manufacture or commercialize such product or compound (i) under a Licensed Product Agreement or (ii) under an option or similar provision expressly included within any License Agreement where the economic terms applicable to such provision are consistent with Borrower’s past practices and would be recognized in the industry as being a bona fide payment for rights.

“In Licenses” means any existing or future agreement pursuant to which Borrower and/or any of its Subsidiaries obtains rights to LFRP Intellectual Property or other rights used in the LFRP.

“Included Receipts” means (a) the Gross Payments less (b) [*****] Payments and Reimbursement Payments, from the first day of the fiscal quarter of Borrower in which the Closing Date occurs; provided that for the first fiscal quarter after the Closing Date the “Included Receipts” were prorated by dividing such Included Receipts by 90 and multiplying by the number of days from and including the Closing Date through the end of such quarter.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Indebtedness” with respect to any Person means any amount (absolute or contingent) payable by such Person as debtor, borrower, issuer, guarantor or otherwise (i) pursuant to an agreement or instrument involving or evidencing money borrowed, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, (ii) pursuant to a lease with substantially the same economic effect as any such agreement or instrument, (iii) pursuant to any equity interest with a mandatory obligation to repurchase, (iv) pursuant to indebtedness of a third party secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on assets owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (v) pursuant to an interest rate protection agreement, foreign currency exchange agreement or other hedging arrangement, (vi) pursuant to a letter of credit issued for the account of such Person, or (vii) all Guarantees with respect to Indebtedness of the types specified in clauses (i) through (vi) above of another Person.  For the avoidance of doubt, the Indebtedness of any Person shall include the Indebtedness of any other entity to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

 “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses actually incurred by Indemnitees in enforcing the indemnity provided herein), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Amended Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral).

“Indemnified Taxes” has the meaning specified in Section 5.01(a).

“Indemnitee” has the meaning specified in Section 12.03(a).

“Independent Accountants” has the meaning specified in 4.02(m).

“Insurance Providers” has the meaning specified in Section 9.06.

“Interest Payment Date” means quarterly on October 15, January 15, April 15 and July 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, beginning on October 15, 2008.

“Interest Rate” means (i) with respect to Tranche A Loans, 16.00% per annum and (ii) with respect to Tranche B Loans, 21.50% per annum.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Internally Developed Product” means any product or compound or molecule which was independently identified by Borrower using its own financial and/or human resources, the intellectual property to which product or compound is owned by Borrower and/or any of its Subsidiaries.

“Internally Developed Product Agreement” means any agreement between Borrower and/or any of its Subsidiaries and one or more third parties pursuant to which Borrower and/or any of its Subsidiaries grants a third party(ies) a license, or an option to obtain a license, to research, develop and/or commercialize one or more Internally Developed Products, with or without its phage display technology and/or library.

“Knowledge” means, with respect to Borrower, as applicable, the knowledge of an officer or senior manager or other person with similar responsibility, regardless of title, of Borrower and/or any of its Subsidiaries relating to a particular matter; provided, however, that a person charged with responsibility for the aspect of the business relevant or related to the matter at issue shall be deemed to have knowledge of a particular matter if, in the prudent exercise of his or her duties and responsibilities in the ordinary course of business, such person should have known of such matter.

“Law” means any federal, state, local or foreign law, including common law, and any regulation, rule, requirement, policy, judgment, order, writ, decree, ruling, award, approval, authorization, consent, license, waiver, variance, guideline or permit of, or any agreement with, any Governmental Authority.

“Lender” means the Lender (as defined in the first paragraph hereof) and any assignee under Section 13.01(b).

“Lender Bank Account” means Cowen Healthcare Royalty Partners, L.P.’s account at JP Morgan Chase Bank, N.A.

“Lender Concentration Account” means a segregated account established for the benefit of the Lender and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Amended Agreement.  The Lender Concentration Account shall be the account into which the funds held in the Lockbox Account which are payable to the Lender pursuant to this Amended Agreement are swept in accordance with the terms of this Amended Agreement and the Lockbox Agreement.

“Lending Office” means, with respect to the Lender, its Stamford, Connecticut office, and with respect to any other Lender, the office of such Lender designated as its “Lending Office” in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to Borrower.

“LFRP” means the program under which Borrower and any of its Subsidiaries enters into License Agreements pursuant to which third parties are granted rights to the LFRP Patents, alone or in combination with LFRP Technology where the purpose is to generate revenue for Borrower and/or any of its Subsidiaries by (i) licensing to a third party rights to use the LFRP

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Patents and/or the LFRP Technology to identify, isolate, research and/or develop antibodies, peptides and/or proteins, or (ii) performing research on behalf of third parties to identify, isolate, research and/or develop antibodies, peptides and/or proteins.

“LFRP Intellectual Property” means:

(i)            the LFRP Patents and LFRP Technology; and

(ii)           all know-how, materials, trademarks, service marks, trade names and goodwill associated therewith, trade secrets, data, formulations, processes, franchises, inventions, software, copyrights, and all other technology and intellectual property (including biological materials), and all registrations of any of the foregoing, or applications therefor, that are (a) owned by, controlled by, issued to, licensed to, licensed by Borrower and any of its Subsidiaries and (b) necessary to the performance of the LFRP as presently conducted by Borrower and any of its Subsidiaries or as conducted by Borrower and any of its Subsidiaries as of the Closing Date or during the term of the Loans.

“LFRP Know-How” means any biological material, know-how, data, technical or other information related to the LFRP Patents and/or LFRP Libraries that is owned or controlled by Borrower and any of its Subsidiaries as described in Schedule C hereto, together with all updates and improvements provided under any Library License Agreements as of the Closing Date or during the term of the Loans.

“LFRP Libraries” means Borrower’s and/or any of its Subsidiaries’ [*****], Borrower’s and/or any of its Subsidiaries’ [*****], and Borrower’s and any of its Subsidiaries’ [*****], all of which are described in Schedule D hereto, together with all updates and improvements thereto and any other [*****] that are developed or obtained by Borrower and any of its Subsidiaries and are transferred under any Library License Agreement as of the Closing Date or during the term of the Loans.

 “LFRP Patents” means the patents and patent applications identified on Schedule 8.01(v)(ii) and any other patent application and patent that is:  (i) owned by, controlled by, issued to, licensed to or licensed by Borrower and any of its Subsidiaries, or for which Borrower and any of its Subsidiaries has obtained the benefit of a covenant not to sue, as of the Closing Date or during the term of the Loans necessary to the practice of [*****]; or (ii) licensed under the LFRP; and any patents issuing from such applications, together with any reissues, reexaminations, renewals, and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications, in each case throughout the world.

“LFRP Product” means any product owned by one or more third parties that incorporates an antibody, protein or peptide that was identified through the use of LFRP Technology and with respect to which Borrower or any of its Subsidiaries is entitled, under the terms of a License Agreement or In License, to receive Royalties.

“LFRP Technology” means the LFRP Know-How and LFRP Libraries.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Liabilities” means the liabilities of Borrower excluding deferred revenue.

“Library License Agreements” has the meaning specified in the definition of License Agreement.

“License Agreement” means any existing or future agreement under which:  (i) Borrower and/or any of its Subsidiaries licenses to a third party rights to use the technology claimed in the LFRP Patents to identify, isolate, research and develop antibodies, peptides and/or proteins (“Patent License Agreements”); (ii) Borrower and/or any of its Subsidiaries licenses to a third party rights to use the LFRP Patents and the LFRP Technology to identify, isolate, research and develop antibodies, peptides and/or proteins (“Library License Agreements”); and/or (iii) Borrower and/or any of its Subsidiaries performs funded research services for third parties using the LFRP Patents and the LFRP Technology to identify, isolate, research and develop antibodies, peptides and/or proteins on behalf of such third parties (“Funded Research Agreements”); in each case as they may be amended, supplemented or otherwise modified from time to time.  License Agreements shall specifically exclude Excluded Agreements and In Licenses.

“Licensed Product Agreements” means any product agreement (but excluding phage or phagemid or protein display technology and/or library licenses) between Borrower and/or any of its Subsidiaries and one or more third parties in which Borrower and/or any of its Subsidiaries acquires the right to develop and commercialize a product or compound (whether or not derived from phage display).

“Lien” means any mortgage or deed of trust, pledge, hypothecation, lien, charge, attachment, set-off, encumbrance or other security interest in the nature thereof (including any conditional sale agreement, equipment trust agreement or other title retention agreement, a lease with substantially the same economic effect as any such agreement or a transfer or other restriction) or other encumbrance of any nature whatsoever.

“Loans” means the Tranche A Loan and the Tranche B Loan.  References in the Tranche A Note and the Tranche A Warrant Agreement to “Loan” shall be deemed to refer to the Tranche A Loan.

“Loan Documents” means this Amended Agreement, the Notes, the Security Agreement and the Lockbox Agreement.

 “Lockbox Account” means, collectively, any lockbox and segregated lockbox account established and maintained at the Lockbox Bank pursuant to a Lockbox Agreement and this Amended Agreement.  The Lockbox Account shall be the account into which all payments made in respect of the sale of the LFRP Products are to be remitted and shall be an escrow account.

“Lockbox Agreement” means the agreement entered into by JPMorgan Chase Bank, N.A., Borrower and Lender, dated as of August 5, 2008 (as the same may be amended, restated or otherwise modified from time to time), pursuant to which, among other things, the Lockbox Account, the Lender Concentration Account and the Company Concentration Account

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

shall be established and maintained and any agreement with a successor Lockbox Bank entered into in accordance with Section 4.02(f)(ii).

“Lockbox Bank” means JPMorgan Chase Bank, N.A. or such other bank or financial institution approved by each of Lender and Borrower.

“Material Adverse Effect” means (i) a material adverse effect on the business, results of operations, assets or financial condition of Borrower and its Subsidiaries, taken as a whole, (ii) a material reduction or other material impairment of the value of the [*****] or (iv) an impairment of the ability of Borrower and/or any of its Subsidiaries to perform its obligations under, or affecting the validity or enforceability of, any Loan Document, Borrower Document or the Warrant Agreements.   The Parties acknowledge and agree that any delay in, or denial of, regulatory approval for Dyax’s proprietary kallikrein inhibitor, known as DX-88, shall not be deemed to constitute a Material Adverse Effect on the Tranche B Funding Date.

“Material Licenses” means those License Agreements set forth on Schedule 8.01(w)(x).

“Maturity Date” means the earlier of (i) the eighth anniversary of the Closing Date and (ii) the date of any prepayment in full of the Loan.

“No-Call Date” means August 21, 2012.

“Notes” means the Tranche B Note(s) and the Tranche A Note(s).

“Notice of Borrowing” has the meaning specified in Section 2.02.

“Notices” has the meaning specified in Section 13.04.

“Obligations” means, without duplication, the Loans and all present and future Indebtedness, taxes, liabilities, obligations, covenants, duties, and debts, owing by Borrower to the Lender, arising under or pursuant to the Loan Documents, including all principal, interest, charges, expenses, fees and any other sums chargeable to Borrower hereunder and under the other Loan Documents (and including any interest, fees and other charges that would accrue but for the filing of a bankruptcy action with respect to Borrower, whether or not such claim is allowed in such bankruptcy action).

“Original Loan Agreement” has the meaning specified in the recitals hereto.

 “Original Loan Documents” means the Loan Documents as such term was defined under the Original Loan Agreement.

“Original Security Agreement” means the Security Agreement as such term was defined under the Original Loan Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Original Transaction Documents” means the Loan Documents, the Warrant Agreements, the License Agreements and the Borrower Documents, as such terms were defined under the Original Loan Agreement.

“Participant” has the meaning specified in Section 13.02.

“Party” and “Parties” have the meanings specified in the first paragraph hereof.

“Patent License Agreements” has the meaning specified in the definition of License Agreement.

“Patent Office” means the respective patent office (foreign or domestic) for any patent.

“Patriot Act” has the meaning specified in Section 13.19.

“Permitted Collateralization” means any asset securitization, sale, transfer or other disposition by Borrower or any of its Subsidiaries, individually or when taken together with other Permitted Collateralizations, generating cash proceeds of $25.0 million or less since the Closing Date which involves in whole or in part Collateral to the extent simultaneously with the release of the Collateral in accordance with the Security Agreement Borrower or any of its Subsidiaries receives cash proceeds no less than the fair market value thereof, which determination shall be made in good faith by Borrower’s Board of Directors.  Proceeds of “Permitted Collateralizations” (whether received on the release thereof or subsequent thereto) shall be applied in accordance with Section 3.02(c).

“Permitted Liens” has the meaning specified in Section 10.03.

“Person” means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, unincorporated organization or a government or any agency or political subdivision thereof.

“Plan” has the meaning specified in Section 10.07(a).

“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code or (iii) entity whose underlying assets include assets of any such employee benefit plan or plan by reason of the investment by an employee benefit plan or other plan in such entity.

“Prepayment Premium” means with respect to any Loan on any date the Loan (or any portion thereof) is required to be prepaid pursuant to the proviso at the end of Section 3.02(b) or any payment made to amortization prior to the No-Call Date pursuant to Section 3.02(c), the aggregate amount of all required interest payments due on the Loan (or the applicable portion) through the No-Call Date less all interest payments paid in cash through the date of prepayment.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Proceeding” has the meaning specified in Section 13.12.

“Product” means the products that are the subject of the License Agreements.

“Qualified Capital Stock” of any Person means Capital Stock of such Person other than Disqualified Capital Stock; provided that such Capital Stock shall not be deemed Qualified Capital Stock to the extent sold or owed to a Subsidiary of such Person or financed, directly or indirectly, using funds (i) borrowed from such Person or any Subsidiary of such Person until and to the extent such borrowing is repaid or (ii) contributed, extended, guaranteed or advanced by such Person or any Subsidiary of such Person (including, without limitation, in respect of any employee stock ownership or benefit plan).  Unless otherwise specified, Qualified Capital Stock refer to Qualified Capital Stock of Borrower.

“Quarterly Report” means, with respect to the relevant calendar quarter of Borrower:  (i) a report in a form agreed by the parties and based on Exhibit C showing all payments made by Borrower and/or any of its Subsidiaries and any Contract Party to the Lender under this Amended Agreement during such quarter, such report showing in detail the basis for the calculation of such payments and exclusions; (ii) a reconciliation of such report referred to in clause (i) above to all information and data deliverable to Borrower and/or any of its Subsidiaries by the Contract Parties to any License Agreements, together with relevant supporting documentation, as well as a reconciliation with the consolidated total revenues of Borrower prepared in accordance with GAAP; and (iii) such additional information as the Lender may reasonably request.

“Register” has the meaning set up in Section 5.07.

“Regulatory Agency” means a Governmental Authority with responsibility for the regulation of the research, development, marketing or sale of drugs or pharmaceuticals in any jurisdiction, including the FDA, the U.S. National Institutes of Health and the EMEA.

“Reimbursement Payments” means all amounts received from a Contract Party under any Funded Research Agreements in reimbursement on a pure pass-through basis for out-of-pocket costs incurred and invoiced by Borrower and/or any of its Subsidiaries (other than FTE Payments) in connection with the provision of services relating to the identifying, isolating, and researching antibodies, peptides and or proteins.

“Restricted Payment” means any of the following:

(i) the declaration or payment of any dividend or any other distribution on Capital Stock of Borrower or any Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Borrower or any Subsidiary, including, without limitation, any payment in connection with any merger or consolidation involving Borrower but excluding (a) dividends or distributions payable solely in Qualified Capital Stock or through accretion or accumulation of such dividends on such Capital Stock and (b) in the case of Subsidiaries, dividends or distributions payable to Borrower or to a Subsidiary and pro rata dividends or distributions payable to minority stockholders of any Subsidiary; or

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(ii)           the redemption of any Capital Stock of Borrower or any Subsidiary, including, without limitation, any payment in connection with any merger or consolidation involving Borrower but excluding any such Capital Stock held by Borrower or any Subsidiary.

“Royalties” means the gross amount of all royalties, minimum royalty payments, profit payments, license fees, settlement payments, judgments, payments, securities, consideration or any other remuneration of any kind payable or received under any License Agreement or any In License (but in the case of an In License only to the extent such royalties, payments and fees relate to the LFRP) and all accounts (as such term is defined in the New York Uniform Commercial Code) evidencing or giving rise to any of the foregoing.

“SEC” has the meaning set forth in Section 8.01(d).

“Security Agreement” means the Amended and Restated Security Agreement, dated the Tranche B Closing Date, substantially in the form of Exhibit D hereto, between the Lender and Borrower securing the Obligations of Borrower hereunder as supplemented by any amendments or joinders thereto.

“Significant Subsidiary” means any Subsidiary of Borrower which would constitute a “significant subsidiary” as defined in Rule 1.02 of Regulation S-X under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

“Subsidiary” means, with respect to any Person, at any time, any entity of which more than fifty percent (50%) of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) is at the time beneficially owned or controlled directly or indirectly by such Person, by one or more such entities or by such Person and one or more such entities.

“Surviving Person” means, with respect to any Person involved in or that makes any disposition, the Person formed by or surviving such disposition or the Person to which such disposition is made.

“Taxes” has the meaning specified in Section 5.01(a).

“Tranche” means, with respect to any Loan, whether such Loan is a Tranche A Loan or a Tranche B Loan.

“Tranche A Aggregate Accrual” has the meaning specified in Section 4.01(d).

“Tranche A Deficiency Amount” has the meaning specified in Section 4.01(a).

“Tranche A Loan” means the Tranche A Loan made by the Lender on the Closing Date pursuant to Section 2.01 of the Original Loan Agreement.

“Tranche A Loan Percentage” means [*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“Tranche A Maximum Accrual” has the meaning specified in Section 4.01(d).

“Tranche A Note” means the note issued by Borrower to Lender evidencing the Tranche A Loans made on the Closing Date to Borrower and any replacement(s) thereof issued in accordance with Section 13.10.

“Tranche A Warrant” has the meaning ascribed to “Warrant” in the Tranche A Warrant Agreement.

“Tranche A Warrant Agreement” means the Warrant Agreement between Borrower and Lender dated the Closing Date.

“Tranche B Aggregate Accrual” has the meaning specified in Section 4.01(e).

“Tranche B Commitment” means $15,000,000.

“Tranche B Closing Date” means March 18, 2009.

“Tranche B Deficiency Amount” has the meaning specified in Section 4.01(a).

“Tranche B Funding Date” means the date on which the Lender makes the Tranche B Loan, which Tranche B Loan shall be made on or before March 31, 2009.

“Tranche B Loan” means the Tranche B Loan to be made by the Lender pursuant to Section 2.02 of this Amended Agreement.

“Tranche B Loan Percentage” means [*****]

“Tranche B Maximum Accrual” has the meaning specified in Section 4.01(e).

“Tranche B Note” means a promissory note, substantially in the form set forth in Exhibit B, in the amount of the Tranche B Loan, evidencing such Tranche B Loan.

“Tranche B Warrant” has the meaning ascribed to “Warrant” in the Tranche B Warrant Agreement.

“Tranche B Warrant Agreement” means the Warrant Agreement between Borrower and Lender substantially in the form attached hereto as Exhibit K.

“Transaction Documents” means the Loan Documents, the Warrant Agreements, the License Agreements and the Borrower Documents.

“U.S.” means the United States of America.

“Voting Stock” means Capital Stock issued by a company, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency.

“Warrant Agreements” means the Tranche A Warrant Agreement and the Tranche B Warrant Agreement.

“Webphage® Software” means Borrower’s analysis and data storage software for [*****] screening as embodied in the United States copyright registration No. TX 5989121 issued May 14, 2004, and any updates, improvements or modifications thereto (in human readable, source code and object code forms).

“Wholly Owned Subsidiary” means, as to any person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares) is at the time owned by such person and/or one or more Wholly Owned Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability company or other entity in which such person and/or one or more Wholly Owned Subsidiaries of such person have a 100% equity interest at such time.

SECTION 1.02.               Interpretation; Headings.  Each term used in any Exhibit to this Amended Agreement and defined in this Amended Agreement but not defined therein shall have the meaning set forth in this Amended Agreement.  Unless the context otherwise requires, (a) “including” means “including, without limitation” and (b) words in the singular include the plural and words in the plural include the singular.  A reference to any party to this Amended Agreement, any other Transaction Document or any other agreement or document shall include such party’s successors and permitted assigns.  A reference to any agreement or order shall include any amendment of such agreement or order from time to time in accordance with the terms herewith and therewith.  A reference to any legislation, to any provision of any legislation or to any regulation issued thereunder shall include any amendment thereto, any modification or re-enactment thereof, any legislative provision or regulation substituted therefore and all regulations and statutory instruments issued thereunder or pursuant thereto.  Unless otherwise indicated, all references to the Original Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Amended Agreement and the provisions hereof.  The headings contained in this Amended Agreement are for convenience and reference only and do not form a part of this Amended Agreement.  Section, Article and Exhibit references in this Amended Agreement refer to sections or articles of, or exhibits to, this Amended Agreement unless otherwise specified.  Borrower acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

ARTICLE II
COMMITMENT; DISBURSEMENT; FEES

SECTION 2.01.               Commitment to Lend.  On the terms set forth herein, the Lender shall, on the Tranche B Funding Date, make a loan hereunder to Borrower in a principal amount equal to the Tranche B Commitment.

SECTION 2.02.               Notice of Borrowing.  Subject to Section 2.01, Borrower shall, simultaneous with the execution of this Amended Agreement, give the Lender notice, substantially in the form set forth in Exhibit E (the “Notice of Borrowing”) that Borrower wishes to borrow a principal amount equal to the Tranche B Commitment on the Tranche B Funding Date.  The Tranche B Commitment shall automatically terminate upon funding of the Tranche B Loan on the Tranche B Funding Date.

SECTION 2.03.               Disbursement.  On the terms set forth herein, the Lender shall, on the Tranche B Funding Date, credit, in same day funds, an amount equal to the Tranche B Commitment to the account of Borrower which Borrower shall have designated for such purpose in the Notice of Borrowing less the initial expenses referred to in Section 4.04 for which invoices have been received by Borrower.

SECTION 2.04.               Commitment Not Revolving.  The Lender’s commitment to lend hereunder is not revolving in nature, and any amount of the Loans repaid or prepaid may not be reborrowed.

ARTICLE III
REPAYMENT

SECTION 3.01.               Amortization.

(a)           On each Interest Payment Date (except as otherwise expressly provided herein), Borrower shall (A) repay the portion of the outstanding principal amount of the Tranche A Loans at par which is equal to the product of (i) the difference between (x) Applicable Included Receipts for the prior fiscal quarter less (y) any portion of such Applicable Included Receipts used to pay cash interest on the Loans pursuant to Section 4.01(a), (ii) multiplied by the Tranche A Loan Percentage and (B) repay the portion of the outstanding principal amount of the Tranche B Loans at par which is equal to the product of (i) the difference between (w) Applicable Included Receipts for the prior fiscal quarter less (z) any portion of such Applicable Included Receipts used to pay cash interest on the Loans pursuant to Section 4.01(a), (ii) multiplied by the Tranche B Loan Percentage.

(b)           The balance of the outstanding principal amount of the Loans, together with any accrued and unpaid interest, shall be due and payable in cash on the Maturity Date.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SECTION 3.02.               Optional Prepayment; Mandatory Prepayment.

(a)           Borrower may, subject to Section 12.01, prepay the Loans in whole or in part, together with accrued and unpaid interest on the amount prepaid at any time after the No-Call Date; provided that (i) the outstanding principal balance of the Loans after giving effect to a voluntary partial prepayment shall be not less than [*****], (ii)  each prepayment shall be in an amount that is an integral multiple of [*****] and not less than [*****] or, if less, the outstanding principal amount of the applicable Tranche of the Loans and (iii) Borrower shall not be permitted to prepay the Tranche B Loans until all payments of principal and any other amounts owing to the Lender in respect of the Tranche A Loans have been paid in full in cash.  If Borrower wishes to make such a prepayment, it shall give the Lender Notice to that effect not later than the 30th day before the date of the prepayment, specifying the date on which the prepayment is to be made and the amount to be prepaid.  Such Notice shall constitute Borrower’s irrevocable commitment to prepay that amount on that date, together with interest accrued on the amount prepaid to but excluding the prepayment date.

(b)           If a Change of Control or any transaction permitted by Section 10.02(a) hereof occurs then, at the option of the Lender, any or all of the Loans as requested by the Lender to be prepaid (including all accrued and unpaid interest) shall be due and payable hereunder, to the extent permitted by law, and shall be deemed part of the amounts due and payable hereunder subject to acceleration (either declared or immediate as provided in Section 11.02); provided that if the Change of Control or any transaction permitted by Section 10.02(a) hereof occurs prior to the No-Call Date, then such prepayment shall be accompanied by the Prepayment Premium with respect to that portion of the Loans requested by the Lender to be so prepaid.  The Prepayment Premium in respect of the Tranche A Loans shall be paid prior to any Prepayment Premium with respect to the Tranche B Loans.

(c)           With respect to Permitted Collateralizations, Borrower shall apply (or cause to be applied): (A) [*****] of all proceeds of Permitted Collateralizations (the “Sweep Proceeds”) to amortize (i) principal (including all accrued and unpaid interest in respect thereof) on the Tranche A Loans equal to the Sweep Proceeds multiplied by the Tranche A Loan Percentage and (ii) principal (including all accrued and unpaid interest in respect thereof) on the Tranche B Loans equal to the Sweep Proceeds multiplied by the Tranche B Loan Percentage, in each case, by making a cash payment to the Lender which cash payment shall also include the Prepayment Premium in respect of such amortized amount if such Permitted Collateralization is consummated prior to the No-Call Date (which Prepayment Premium shall not affect the principal or interest on the Loan) and (B) [*****] of the cash proceeds shall be paid to the Lenders (without affecting the principal or interest payable on any Loan).  The Prepayment Premium in respect of the Tranche A Loans shall be paid prior to any Prepayment Premium with respect to the Tranche B Loans.

SECTION 3.03.               Illegality.  If the Lender determines at any time that any Law or treaty or any change therein or in the interpretation or application thereof makes or will make it unlawful for the Lender to fulfill its commitment in accordance with Section 2.01, to maintain the Loans (including additional amounts pursuant to Section 4.01(a)) or to claim or receive any

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

amount payable to it hereunder, the Lender shall give Notice of that determination to Borrower, whereupon the obligations of the Lender hereunder shall terminate.  If any such Notice is given after the disbursement of the Loans, Borrower shall prepay the Loans in full on the Interest Payment Date following the date the Notice is given; provided, however, that if the Lender certifies to Borrower that earlier prepayment is necessary in order to enable the Lender to comply with the relevant Law, treaty or change and specifies an earlier date for the prepayment, Borrower shall make the prepayment on the date so specified.  Prepayment pursuant to this Section 3.03 shall be made together with interest accrued and unpaid on the Loans to the date of prepayment and all other amounts then payable to the Lender hereunder.  Each Notice delivered pursuant to this Section 3.03 shall be effective when sent.

ARTICLE IV
INTEREST; EXPENSES

SECTION 4.01.               Interest Rate.

(a)           Except as otherwise expressly provided in Section 4.03, (i) the Tranche A Loans shall bear interest at a rate per annum equal to 16.00% and the Tranche B Loans shall bear interest at a rate per annum equal to 21.50% and, in each case, shall be paid in cash as provided in Section 4.01(c); provided that Borrower shall be required to pay interest in cash only to the extent of the Applicable Included Receipts for the immediately preceding fiscal quarter and shall apply such cash to the interest on the Tranche A Loans prior to making interest payments on the Tranche B Loans.  If Borrower is unable to pay the cash interest payments required under the first sentence of this Section 4.01(a) out of Applicable Included Receipts or otherwise pursuant to the last sentence of this Section 4.01(a) because (i) the then Applicable Included Receipts are less than 16.00% per annum, paid quarterly, of the principal amount of the Tranche A Loans (such deficiency, the “Tranche A Deficiency Amount”) or (ii) the difference between (A) the then Applicable Included Receipts and (B) the cash payments made in respect of accrued interest on the Tranche A Loans on such Interest Payment Date, is less than 21.50% per annum, paid quarterly, of the principal amount of the Tranche B Loans (such deficiency, the “Tranche B Deficiency Amount” and, each of (x) the Tranche B Deficiency Amount and (y) the Tranche A Deficiency Amount, a “Deficiency Amount”), then, in each case, any Deficiency Amount shall be paid in kind, on a quarterly basis, and on each such date, the Lender shall be deemed to have made an additional term loan of the applicable Tranche in a principal amount equal to the aggregate amount of interest so paid on its outstanding Loans.  Each such Loan shall (A) be deemed to be a Loan for all purposes under this Amended Agreement and (B) accrue interest in accordance with this Section 4.01.  Borrower shall deliver to each Lender all original issue discount information relating to the Loans as may be required by applicable law.  Notwithstanding any other provision herein, Borrower may, at its option, pay all or any portion of any Deficiency Amount when due out of other funds held by Borrower.

(b)           All interest hereunder shall be computed on the basis of a 360-day year of twelve 30-day months.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(c)           Accrued interest on each Loan shall be payable to the Lender at the Lockbox Account or as otherwise notified to Borrower in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Section 4.04 shall be payable on demand, in the same form as interest payable on the next Interest Payment Date, and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(d)           On each Interest Payment Date commencing with the first Interest Payment Date following the fifth (5th) anniversary of the Closing Date, if the aggregate amount that would be includible in income with respect to the Tranche A Note for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the “Tranche A Aggregate Accrual”) would exceed an amount equal to the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche A Note on or before such Interest Payment Date (determined without regard to the amounts payable on such Interest Payment Date under this Section 4.01(d)), and (ii) the product of (A) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Tranche A Note and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the Code) of the Tranche A Note (such sum, the “Tranche A Maximum Accrual”), then Borrower shall pay to the Lender in cash an amount equal to the excess, if any, of the Tranche A Aggregate Accrual over the Tranche A Maximum Accrual, and the amount of such payment shall be treated for any period ending after such Interest Payment Date as an amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche A Note.

(e)   On each Interest Payment Date commencing with the first Interest Payment Date following the fifth (5th) anniversary of the Tranche B Funding Date, if the aggregate amount that would be includible in income with respect to the Tranche B Note for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the “Tranche B Aggregate Accrual”) would exceed an amount equal to the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche B Note on or before such Interest Payment Date (determined without regard to the amounts payable on such Interest Payment Date under this Section 4.01(e)), and (ii) the product of (A) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Tranche B Note and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the Code) of the Tranche B Note (such sum, the “Tranche B Maximum Accrual”), then Borrower shall pay to the Lender in cash an amount equal to the excess, if any, of the Tranche B Aggregate Accrual over the Tranche B Maximum Accrual, and the amount of such payment shall be treated for any period ending after such Interest Payment Date as an amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche B Note.

SECTION 4.02.               Lockbox Account.

(a)           On the Closing Date, the Parties entered into the Lockbox Agreement with the Lockbox Bank.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(b)           The Lender Concentration Account shall be held solely for the benefit of the Lender, subject to the terms and conditions of this Amended Agreement.  The Lender shall have immediate and full access to any funds held in the Lender Concentration Account and such funds shall not be subject to any conditions or restrictions whatsoever.  The Company Concentration Account shall be held solely for the benefit of Borrower, subject to the terms and conditions of this Amended Agreement, the Security Agreement and the other Transaction Documents.  Subject to the terms and conditions of this Amended Agreement, the Security Agreement and the other Transaction Documents, Borrower shall have immediate and full access to any funds held in the Company Concentration Account and such funds shall not be subject to any conditions or restrictions whatsoever other than those of the Lockbox Bank; provided, however, that nothing herein shall (i) affect or reduce Borrower’s obligations to pay in full all amounts due to the Lender under this Amended Agreement, or (ii) in any manner limit the recourse of the Lender to the assets of Borrower to satisfy Borrower’s obligations.

(c)           Sweeps from the Lockbox Account shall be made pursuant to Exhibit F.

(d)           Borrower shall pay for all fees, expenses and charges of the Lockbox Bank by debiting the Company Concentration Account.

(e)           With respect to any License Agreement, In License or invoice entered into or issued by Borrower in relation thereto, Borrower shall immediately (A) notify the applicable Contract Party to remit to the Lockbox Account when due all Royalties that are due and payable to Borrower in respect of or derived from such License Agreement, In License or invoice and (B) in each case, provide to the Lender a copy of each such notification.

(f)            Borrower shall have no right to terminate the Lockbox Account without Lender’s prior written consent.  Any such consent, which the Lender may grant or withhold in its discretion, shall be subject to the satisfaction of each of the following conditions to the satisfaction of the Lender:

(i)            the successor Lockbox Bank shall be acceptable to the Lender;

(ii)           Lender, Borrower and the successor Lockbox Bank shall have entered into a lockbox agreement substantially in the form of the Lockbox Agreement initially entered into and such agreement shall be considered the “Lockbox Agreement” under this Amended Agreement and the other Loan Documents;

(iii)          all funds and items in the accounts subject to the Lockbox Agreement to be terminated shall be transferred to the new accounts held at the successor Lockbox Bank prior to the termination of the then existing Lockbox Bank; and

(iv)          Borrower shall have received evidence that all of the applicable parties paying Royalties have been instructed to remit all future payments to the new accounts held at the successor Lockbox Bank.

(g)           [Intentionally Omitted]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(h)           All Gross Payments shall be paid into the Lockbox Account or to any other account(s) designated in writing by the Lender(s) to Borrower, and amounts deposited therein shall be treated as described in Exhibit F.

(i)            Borrower shall pay voluntary prepayments made at the election of Borrower in accordance with Section 3.02(a) or any payment made in accordance with the last sentence of Section 4.01(a) to the Lockbox Account.

(j)            In the event any party to a License Agreement including any party to a Future License remits any Royalties directly to Borrower or otherwise except to the Lockbox Account, Borrower shall immediately (i) remit any such Royalties to the Lockbox Account (or, if for some reason such account is no longer in effect or payment cannot be made into such account, Borrower shall remit such Royalties by wire transfer of immediately available funds directly to Lender Bank Account), (ii) notify such party to remit any future Royalties to the Lockbox Account and (iii) provide to Lender a copy of such notice.

(k)           Amounts payable pursuant to this Section 4.02 shall be in addition to any amounts payable under Section 4.02(d) of this Amended Agreement.

(l)            Any payments, other than from funds paid to Lender from the Lender Concentration Account, to be made by Borrower to Lender hereunder or under any other Transaction Document shall be made by wire transfer of immediately available funds to Lender Bank Account.

(m)          Within [*****] following delivery to Lender by Borrower of the Quarterly Report for the fourth fiscal quarter of each calendar year during the term of the Loans, to the extent that either Lender or Borrower has determined that there is a discrepancy as to the amounts paid to Lender hereunder for such calendar year, then the Person who has made such determination may notify the other in writing of such discrepancy indicating in reasonable detail its reasons for such determination (the “Discrepancy Notice”).  In the event that either Agent or Borrower delivers to the other party a Discrepancy Notice, Lenders and Borrower shall meet in person or by telephone conference as specified by Lender within [*****] (or such other time as mutually agreed by the parties) after the receiving party has received a Discrepancy Notice to resolve in good faith such discrepancy.

If the discrepancy has been resolved and, as a result thereof, it is determined that a payment is owing by Lender to Borrower or by Borrower to Lender, then the Party owing such payment shall promptly pay such payment to the other Party.  If, within [*****] after receipt of the Discrepancy Notice, Borrower and Lender cannot resolve any such discrepancies, then Lender and Borrower shall promptly instruct their respective firms of independent certified public accountants to select, within [*****] thereafter, a third internationally recognized accounting firm (the “Independent Accountants”).  After offering Borrower and its representatives and Lender and their representatives the opportunity to present their positions as to the disputed items, which opportunity shall not extend for more than [*****] after the Independent Accountants have been selected, the Independent Accountants shall review the disputed matters and the

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

materials submitted by Borrower and Lender and, as promptly as practicable, deliver to Borrower and Lender a statement in writing setting forth its determination of the proper treatment of the discrepancies as to which there was disagreement, and that determination will be final and binding upon the Parties without any further right of appeal.  If Borrower has delivered the Discrepancy Notice that has resulted in the selection of the Independent Accountants, Borrower will bear all the charges of the Independent Accountants.  If Agent has delivered the Discrepancy Notice that has resulted in the selection of the Independent Accountants, Lenders will bear all the charges of the Independent Accountants unless the Independent Accountants determine that the amounts paid to Lender for the applicable calendar year underpaid Lender by an amount equal or in excess of [*****] of the amounts determined to be due to Lender for such calendar year, in which event Borrower shall bear all of the charges of the Independent Accountants.

SECTION 4.03.               Interest on Late Payments.  If any amount payable by Borrower to the Lender hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise), interest shall accrue on any such unpaid amounts, both before and after judgment during the period from and including the applicable due date, to but excluding the day the overdue amount is paid in full, at a rate per annum equal to the Default Rate.  Interest accruing under this Section 4.03 shall be payable from time to time on demand of the Lender.

SECTION 4.04.               Initial Expenses.  Borrower shall reimburse the Lender, on the Tranche B Closing Date as provided in Section 2.03, for all (a) actual, documented out-of-pocket fees and expenses incurred by the Lender (including all fees and expenses of outside counsel to the Lender), supported by reasonable documentation, in connection with the negotiation, preparation, execution and delivery of this Amended Agreement and the other Transaction Documents including any amendment or waiver with respect thereto and (b) reasonable fees and expenses, supported by reasonable documentation, of due diligence conducted by the Lender or other parties (including outside counsel to the Lender) at the request of the Lender; provided that Borrower shall not be required to reimburse any amounts pursuant to this Section 4.04 in excess of [*****] in the aggregate.

SECTION 4.05.               Administration and Enforcement Expenses.  Borrower shall promptly reimburse the Lender on demand for all reasonable costs and expenses incurred by the Lender (including the reasonable fees and expenses of one outside counsel to the Lenders) as a consequence of or in connection with any Default or Event of Default.

ARTICLE V
TAXES

SECTION 5.01.               Taxes.

(a)           Except as otherwise required by Law, any and all payments by Borrower under this Amended Agreement or the Notes (including payments with respect to the Loans) shall be made free and clear of and without deduction for any and all present and future taxes, levies, duties, imposts, deductions, charges, fees or withholdings, and all interest, penalties and other liabilities with respect thereto (collectively, “Taxes”) imposed by any Governmental Authority

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

or taxing authority in any jurisdiction.  If any Taxes other than Excluded Taxes (“Indemnified Taxes”) shall be required by Law to be deducted from or in respect of any sum payable under this Amended Agreement or the Notes to a Lender, (i) the sum payable by Borrower shall be increased as may be necessary so that after making all required deductions of Indemnified Taxes the Lender shall receive an amount equal to the sum it would have received had no such deductions been made and (ii) Borrower shall make such deductions and pay the full amount deducted to the relevant Governmental Authority or taxing authority in accordance with applicable Law.

(b)           Any Lender claiming additional amounts payable pursuant to Section 5.01(a) shall use its reasonable efforts (consistent with its internal policies and applicable Law) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole discretion of such Lender, be otherwise disadvantageous to such Lender.

(c)           If a Lender is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Foreign Lender”), then such Foreign Lender shall provide to Borrower (i) in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” (x) two accurate and complete original signed copies of IRS Form W-8BEN (or a successor form) properly completed and duly executed by such Foreign Lender and (y) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, (ii) if the payments receivable by the Foreign Lender are effectively connected with the conduct of a trade or business in the United States, two accurate and complete original signed copies of IRS Form W-8ECI (or a successor form), (iii) in the case of a Foreign Lender that is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest, two accurate and complete original signed copies of IRS Form W-8BEN (or a successor form) indicating that such Foreign Lender is entitled to receive payments under this Amended Agreement and the Notes with reduced or no deduction of any United States federal income withholding tax or (iv) in the case of a Foreign Lender acting as an intermediary, two accurate and complete original signed copies of IRS Form W-8IMY (or a successor form).  Such forms shall be delivered by such Foreign Lender on or prior to the date that it becomes a Lender under this Amended Agreement, at any time thereafter when a change in the Foreign Lender’s circumstances renders an existing form obsolete or invalid or requires a new form to be provided, and within fifteen Business Days after a reasonable written request of Borrower from time to time thereafter.  Notwithstanding any other provision of this Section 5.01(c), no Foreign Lender shall be required to deliver any form pursuant to this Section 5.01(c) that such Foreign Lender is not legally able to deliver.

(d)           Each Lender that is not a Foreign Lender shall provide two properly completed and duly executed copies of Form W-9 (or successor form) at the times specified for delivery of forms under Section 5.01(c).

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(e)           Each Lender having assigned its rights and obligations hereunder in whole or in part or having granted a participating interest in its Loans shall collect from such assignee or participant the documents described in Sections 5.01(c) and (d) as applicable.

(f)            The Lender shall not file any IRS form under Section 6050P of the Code reporting any cancellation of indebtedness income of the Borrower as a result of the transactions contemplated by this Amended Agreement and the other Transaction Documents.

SECTION 5.02.               Receipt of Payment.  Within thirty days after the date of any payment of Taxes withheld by Borrower in respect of any payment to the Lender, Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to the Lender.

SECTION 5.03.               Other Taxes.  Borrower shall promptly pay any registration or transfer taxes, stamp duties or similar levies, and any penalties or interest that may be due with respect thereto, that may be imposed in connection with the execution, delivery, registration or enforcement of this Amended Agreement, the Notes issued hereunder or any other Transaction Document or the filing, registration, recording or perfecting of any security interest contemplated by this Amended Agreement.

SECTION 5.04.               Indemnification.  If the Lender pays any Taxes that Borrower is required to pay pursuant to this Article V, Borrower shall indemnify the Lender on demand in full in the currency in which such Taxes are paid, whether or not such Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at the Default Rate.  The Lender shall promptly notify Borrower if any claim is made against the Lender for any Taxes for which Borrower would be responsible to indemnify the Lender pursuant to this Section 5.04.

SECTION 5.05.               Loans Treated As Indebtedness.  The Parties agree to treat the Loans as indebtedness for borrowed money of Borrower for all tax purposes.  The Parties agree not to take any position that is inconsistent with the provisions of this Section 5.05 on any tax return or in any audit or other administrative or judicial proceeding unless (i) the other Party has consented to such actions, or (ii) the Party that contemplates taking such an inconsistent position has been advised by nationally recognized tax counsel in writing that it is more likely than not that (x) there is no “reasonable basis” (within the meaning of Treasury Regulation Section 1.6662-3(b)(3)) for the position specified in this Section 5.05 or (y) taking such a position would otherwise subject the Party to penalties under the Code.

SECTION 5.06.               Allocation of Issue Price.  The Tranche A Note and the Tranche A Warrant, taken together, constitute an “investment unit” for purposes of Section 1273(c)(2) of the Code.  In accordance with Sections 1273(c)(2)(A) and 1273(b)(2) of the Code, the issue price of the investment unit is the purchase price of the Tranche A Note, with $431,761 thereof representing the fair market value of the Tranche A Warrant.  The Tranche B Note and the Tranche B Warrant, taken together, constitute an “investment unit” for purposes of Section 1273(c)(2) of the Code.  In accordance with Sections 1273(c)(2)(A) and 1273(b)(2) of the Code,

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

the issue price of the investment unit is the purchase price of the Tranche B Note, with [*****] thereof representing the fair market value of the Tranche B Warrant.  Unless otherwise required by Law, the Parties shall not take any position inconsistent with these allocations on any tax return or for any other tax purpose.

SECTION 5.07.               Registered Obligation.

(a)           Borrower shall establish and maintain at its address referred to in Section 13.04 (A) a record of ownership (the “Register”) in which Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loans, each of their obligations under this Amended Agreement to participate in the Loans, and any assignment of any such interest, obligation or right, and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lender(s) (and each change thereto pursuant to Section 13.02), (2) the Tranche B Commitment of each Lender, (3) the amount of the Loans and each funding of any participation described in clause (A) above, (4) the amount of any principal or interest due and payable or paid, and (5) any other payment received and its application to the Loans.

(b)           Notwithstanding anything to the contrary contained in this Amended Agreement, the Loans (including any Note evidencing such Loan) are registered obligations, the right, title and interest of the Lender and its assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein.  This Section 5.07 and Section 13.02 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions).

ARTICLE VI
PAYMENTS; COMPUTATIONS

SECTION 6.01.               Making of Payments.

(a)           To the extent (i) that Applicable Included Receipts received into the Lockbox Account during any fiscal quarter are less than the total amount of Applicable Included Receipts required for purposes of calculating the interest that Borrower is required to pay to Lender under Section 4.01(a) on any Interest Payment Date or (ii) Borrower exercises its option to pay any Deficiency Amount out of other funds of Borrower and/or any of its Subsidiaries as described in the last sentence of Section 4.01(a), then such deficiency shall be made in Dollars, by deposit in same day funds by 3:00 p.m. New York time on the date the interest payment is due, to the Lockbox Account, for the account of the applicable Lending Office(s), or to any other account designated by the Lenders by Notice to Borrower.

(b)           Notwithstanding anything to the contrary contained herein, any payment stated to be due hereunder or under any Note on a given day in a specified month shall be made or shall end (as the case may be), (i) if there is no such given day or corresponding day, on the last Business Day of such month or (ii) if such given day or corresponding day is not a Business Day, on the next succeeding Business Day, unless such next succeeding Business Day falls in a

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

different calendar month, in which case such payment shall be made on the next preceding Business Day.

SECTION 6.02.           Setoff or Counterclaim.  Each payment by Borrower under this Amended Agreement or under any Note shall be made without setoff or counterclaim.  Lenders shall have the right to setoff any and all amounts owed by Borrower and/or any of its Subsidiaries under this Amended Agreement as provided in Section 11.03.

ARTICLE VII
CLOSING  DOCUMENTATION

SECTION 7.01.           Tranche A Loan Closing Documentation.  In order to induce the Lender to make the Tranche A Loan on the Closing Date, the following documentation was provided simultaneous with the execution of the Original Loan Agreement:

(a)           Borrower delivered to the Lender the Tranche A Note, dated the Closing Date.

(b)           Borrower delivered to the Lender an executed copy of:

(i)      a certificate of Borrower, dated the Closing Date, substantially in the form set forth in Exhibit L to the Original Loan Agreement together with the attachments specified therein;

(ii)     an opinion of Edwards Angell Palmer & Dodge LLP, counsel to Borrower, dated the Closing Date, substantially in the form of Exhibit M to the Original Loan Agreement and otherwise in form and substance satisfactory to the Lender;

(iii)    an opinion of Wolf Greenfield, counsel of Borrower , dated the Closing Date, substantially in the form of Exhibit N to the Original Loan Agreement and otherwise in form and substance satisfactory to the Lender.

(iv)    an opinion of Lowrie, Lando & Anasasi, LLP, counsel of Borrower, dated the Closing Date, substantially in the form of Exhibit O to the Original Loan Agreement and in form and substance satisfactory to the Lender.

(c)           Borrower delivered to the Lender a certificate, dated the Closing Date, of a senior officer of Borrower (the statements made in which to have been true and correct on and as of the Closing Date):  (i) attaching copies, certified by such officer as true and complete, of Borrower’s certificate of incorporation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the Board of Directors of Borrower authorizing and approving the execution, delivery and performance by Borrower of the Original Loan Agreement, the other Original Transaction Documents and the transactions

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

contemplated therein; (iii) setting forth the incumbency of the officer or officers of Borrower who executed and delivered the Original Loan Agreement and the other Original Transaction Documents including therein a signature specimen of each such officer or officers; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Governmental Authority of the jurisdiction of formation, stating that Borrower was in good standing under the laws of such jurisdiction as of the Closing Date.

(d)           Borrower executed and delivered to the Lender the Original Loan Documents and such other documents as the Lender reasonably requested, in each case, in form and substance satisfactory to the Lender.

(e)           Borrower executed and delivered to the Lender the Tranche A Warrant Agreement.

(f)            Borrower executed and delivered to the Lender the other Original Transaction Documents, which were in full force and effect.

(g)           The Lender received all fees and expenses due and payable to the Lender on the Closing Date under the Original Loan Agreement and the other Original Transaction Documents.

(h)           No event occurred and continued that constituted a Default or an Event of Default under the Original Loan Agreement or a similar event under the other Original Transaction Documents and no such event occurred or would have occurred by reason of the Tranche A Loan.

(i)            The representations and warranties made by Borrower in Article VIII of the Original Loan Agreement and in the other Original Transaction Documents were true and correct as of the Closing Date, before and after giving effect to the Tranche A Loan.

(j)            Borrower delivered to the Lender true copies of the License Agreements in existence as of the Closing Date, certified by an officer of Borrower, including all amendments, supplements or other modifications thereto which, as of the Closing Date, were in full force and effect.

(k)           All filings, recordings and other actions that were necessary or reasonably requested by the Lender in order to establish, protect, preserve and perfect the security interest in the assets of Borrower as provided in the Original Security Agreement as a valid and perfected first priority security interest with respect to such assets were duly effected.

(l)            All necessary governmental and third-party approvals, consents and filings, including in connection with the Tranche A Loan, the Original Security Agreement and the Tranche A Warrant Agreement were obtained or made and be in full force and effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(m)          The Lender had conducted a background check of the officers of Borrower and the results were to the satisfaction of the Lender.  The Lender received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, including, without limitation, the information described in Section 13.19.

(n)           The Lender received from Borrower (i) an executed copy of the Release of Security Agreement between Borrower and Paul Royalty Funds Holdings II, (ii) evidence to the satisfaction of the Lender that such release(s) in form and substance satisfactory to the Lender were to be filed with the U.S. Patent and Trademark Office and the U.S. Copyright Office on the Closing Date, (iii) evidence to the satisfaction of the Lender that a UCC-3 termination statement was filed with the office of the Secretary of State of the State of Delaware on the Closing Date, and (iv) evidence to the satisfaction of the Lender of agreements to terminate (A) the lockbox agreement among Paul Royalty Funds Holdings II, Borrower and JP Morgan Chase Bank, and (B) the escrow arrangement with respect to duplicate libraries for the benefit of Paul Royalty Funds Holdings II.

SECTION 7.02.           Tranche B Loan Closing Documentation.  In order to induce the Lender to make the Tranche B Loan on the Tranche B Funding Date, the following documentation was provided simultaneous with the execution of this Amended Agreement:

(a)           Borrower executed and delivered to the Lender the Tranche B Note.

(b)           Borrower delivered to the Lender an executed copy of:

(i)      a certificate of Borrower, dated the Tranche B Closing Date, substantially in the form set forth in Exhibit G hereto together with the attachments specified therein;

(ii)     an opinion of Edwards Angell Palmer & Dodge LLP, counsel to Borrower, dated the Tranche B Closing Date, substantially in the form of Exhibit H hereto and otherwise in form and substance satisfactory to the Lender;

(iii)    an opinion of Wolf Greenfield, counsel of Borrower, dated the Tranche B Closing Date, substantially in the form of Exhibit I hereto and otherwise in form and substance satisfactory to the Lender; and

(iv)    an opinion of Lowrie, Lando & Anasasi, LLP, counsel of Borrower, dated the Tranche B Closing Date, substantially in the form of Exhibit J hereto and in form and substance satisfactory to the Lender.

(c)           Borrower delivered to the Lender a certificate, dated the Tranche B Closing Date, of a senior officer of Borrower (the statements made in which shall be true and correct on and as of the Tranche B Closing Date):  (i) attaching copies, certified by such officer as true and complete, of Borrower’s certificate of incorporation or other organiza-

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

tional documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the Board of Directors of Borrower authorizing and approving the execution, delivery and performance by Borrower of this Amended Agreement, the other Transaction Documents and the transactions contemplated herein and therein; (iii) setting forth the incumbency of the officer or officers of Borrower who have executed and delivered this Amended Agreement and the other Transaction Documents including therein a signature specimen of each such officer or officers; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Governmental Authority of the jurisdiction of formation, stating that Borrower is in good standing under the laws of such jurisdiction.

(d)           Borrower executed and delivered to the Lender the Security Agreement (including the schedules thereto) and such other documents as the Lender reasonably requested, in each case, in form and substance satisfactory to the Lender.

(e)           Borrower executed and delivered to the Lender the Tranche B Warrant Agreement.

(f)            Borrower executed and delivered to the Lender the other Transaction Documents, which were in full force and effect.

(g)           The Lender received all fees and expenses due and payable to the Lender on or prior to the Tranche B Closing Date under this Amended Agreement and the other Transaction Documents.

(h)           All filings, recordings and other actions that are necessary or reasonably requested by the Lender in order to establish, protect, preserve and perfect the security interest in the assets of Borrower as provided in the Security Agreement as a valid and perfected first priority security interest with respect to such assets have been duly effected, including the filing of a UCC-3 financing statement amendment and a Patent Security Agreement (as defined in the Security Agreement) and Copyright Security Agreement (as defined in the Security Agreement) with respect to any registered intellectual property Collateral which Lender has not previously filed a Patent Security Agreement or Copyright Security Agreement, with respect thereto.

(i)            Borrower delivered to the Lender true copies of the License Agreements certified by an officer of Borrower, including all amendments, supplements or other modifications thereto, and each License Agreement and amendment, supplement or other modification thereto shall be in full force and effect, provided that Borrower was not required to deliver any License Agreements which were delivered to Lender as of the Closing Date or in any Business Report and that have not been amended, modified, supplemented or terminated since the date they were so delivered.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(j)            All necessary governmental and third-party approvals, consents and filings, including in connection with the Tranche B Loan, the Security Agreement and the Tranche B Warrant Agreement were obtained or made and be in full force and effect.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

SECTION 8.01.           Representations and Warranties of Borrower.  Borrower hereby represents and warrants to Lender as follows (with such representations and warranties qualified to the extent of the Schedules referred to therein and delivered to the Lender concurrently with the execution and delivery of this Amended Agreement):

(a)           Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has the power and authority (including any required license, permit or other approval from any Governmental Authority) to own its assets, to carry on its business as currently conducted and to consummate the transactions contemplated in, and to perform its obligations under, this Amended Agreement and the other Transaction Documents to which it is party or by which it is bound.

(b)           Borrower has taken all necessary action to authorize its execution and delivery of this Amended Agreement and the other Transaction Documents to which it is party, the performance of its obligations under this Amended Agreement and the other Transaction Documents to which it is party or by which it is bound and the consummation of the transactions contemplated hereby and thereby.

(c)           This Amended Agreement and each other Transaction Document to which Borrower is party has been duly executed and delivered by Borrower, and each constitutes a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d)           No authorization or action of any kind by any Governmental Authority is necessary to authorize the transactions contemplated by this Amended Agreement and each other Transaction Document or required for the validity or enforceability against Borrower of this Amended Agreement and each other Transaction Document, except any filings with a Governmental Authority required to perfect the Lender’s security interest under the Security Agreement and any filings with the United States Securities and Exchange Commission (“SEC”).

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(e)           No consent or approval of, or notice to, any Person is required by the terms of any agreement, contract, lease, commitment, license and other arrangement (each a “Contract”) for the execution or delivery of, or the performance of the obligations of Borrower under, this Amended Agreement and the other Transaction Documents to which Borrower is party or the consummation of the transactions contemplated hereby or thereby, and such execution, delivery, performance and consummation will not result in any breach or violation of, or constitute a default under Borrower Documents or any material Contract, instrument or Law applicable to Borrower, any of its Subsidiaries or any of its assets.

(f)            There are no actions, proceedings or claims pending or, to the actual knowledge of Borrower, threatened the adverse determination of which could reasonably be expected to have a Material Adverse Effect.

(g)           No Default or Event of Default has occurred and is continuing, and no such event will occur upon the making of the Loan.

(h)           The representations and warranties previously made by Borrower in Article VIII of the Original Loan Agreement and in the other Transaction Documents shall have been true and correct as of the date such representations and warranties were made (in each case, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).

(i)            With respect to each Contract that is material to the conduct of the LFRP, (i) each such Contract is a valid and binding agreement and each such Contract is in full force and effect, and (ii) Borrower and/or any of its Subsidiaries is in compliance with each such Contract and has no actual knowledge of any default under any such Contract which default has not been cured or waived.

(j)            All written information heretofore, herein or hereafter supplied to the Lender by or on behalf of Borrower in connection with the Loans and the other transactions contemplated hereby has been, is and will be accurate and complete in all material respects.  All representations and warranties made by Borrower in any of the other Transaction Documents to which it is party are true and correct in all material respects.

(k)           The Financial Statements are complete and accurate in all material respects, were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and present fairly in all material respects, in accordance with applicable requirements of GAAP, the consolidated financial position and the consolidated financial results of the operations of Borrower and its Subsidiaries as of the dates and for the periods covered thereby and the consolidated statements of cash flows of Borrower and its Subsidiaries for the periods presented therein.  Except as disclosed in Borrower’s SEC filings, there have been no Material Adverse Effects since December 31, 2008.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(l)            Borrower and its Subsidiaries have no Indebtedness other than (i) identified in the Financial Statements or (ii) incurred by Borrower or its Subsidiaries in the ordinary course of business since December 31, 2008 or (c) otherwise listed and described on Schedule 8.01(l).

(m)          As of February 28, 2009 and after giving effect to the making of the Loans:

(i)      The aggregate value of the assets of Borrower, at fair value and present fair salable value, exceeds (i) its Liabilities and (ii) the amount required to pay such Liabilities as they become absolute and matured in the normal course of business;

(ii)     Borrower has the ability to pay its debts and Liabilities as they become absolute and matured in the normal course of business; and

(iii)    Borrower does not have an unreasonably small amount of capital with which to conduct its business.

(n)           Borrower’s Subsidiaries are set forth on Schedule 8.01(n).

(o)           (i)  Borrower and its Subsidiaries are in compliance with all applicable Laws except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No prospective change in any applicable laws, rules, ordinances or regulations has been proposed or adopted which, when made effective, could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)           Borrower possesses all material certificates, authorizations and permits issued or required by the appropriate federal, state, local or foreign regulatory authorities, including any effective investigational new drug application or its equivalent, necessary to conduct the LFRP, including all such certificates, authorizations and permits required by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials except where the failure to possess such certificates, authorizations and permits, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Borrower has not received any notice of proceedings relating to, and to the Knowledge of Borrower there are no facts or circumstances that could reasonably be expected to lead to, the revocation, suspension, termination or modification of any such certificate, authorization or permit.

(iii)          To the actual knowledge of Borrower, there has been no indication that the FDA or any other Regulatory Agency has any material concerns with any Product or may not approve any Product, nor has any Product, to the actual knowledge of Borrower, suffered any material adverse events in any clinical trial.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(p)           Borrower is not an investment company subject to regulation under the Investment Company Act of 1940.

(q)           Borrower has timely filed all tax returns required to be filed by it and has paid all taxes due reported on such returns or pursuant to any assessment received by Borrower, except for failures to file tax returns or pay taxes that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  Any charges, accruals or reserves on the books of Borrower in respect of taxes are adequate except for inadequacies that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  Borrower has had no material liability for any taxes imposed on or with respect to its net income (except for state or local income or franchise taxes).  Borrower has fulfilled all its obligations with respect to withholding taxes except for failures that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  No deduction or withholding for or on account of any tax has been made, or was required under applicable Law to be made, from any payment to Borrower under the License Agreements in effect on the Tranche B Closing Date.

(r)            Neither Borrower nor any ERISA Affiliate has ever incurred any unsatisfied liability or expects to incur any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or any similar non-U.S. law or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code or any non-U.S. law.  The consummation of the transactions contemplated by this Amended Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under any foreign or U.S. federal, state or local laws, rules or regulations.  Neither Borrower nor any of its Subsidiaries has incurred any material liability with respect to any obligation to provide benefits, including death or medical benefits, with respect to any person beyond their retirement or the termination of service other than coverage mandated by law.

(s)           (i)  Except as set forth on Schedule 8.01(s)(i), all of the LFRP Intellectual Property owned by Borrower is solely (and not jointly) owned by Borrower and is free and clear of any and all Liens, except those Liens created in favor of Lender pursuant to the Transaction Documents. The Included Receipts and all of the rights of Borrower under the In Licenses and License Agreements and all other rights in and to the LFRP are free and clear of any and all Liens, except those Liens created in favor of Lender pursuant to the Transaction Documents.

(ii)           Borrower owns, and is the sole holder of, all the Included Receipts.  Borrower owns, and is the sole holder of, and/or has and holds a valid, enforceable and subsisting license to, all assets (including LFRP Intellectual Property) that are required to produce or receive any payments from any Contract Party or payor under and pursuant to, and subject to the terms of any License Agreements.  Borrower has not transferred, sold,

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of its respective rights to receive payment of Royalties.  Except as set forth on Schedule 8.01(s)(ii), no Person other than Borrower has any right to receive the payments payable under any License Agreement entered into from and after the Closing Date through Tranche B Closing Date, other than, in respect of the Included Receipts, Lender.

(t)            The claims and rights of the Lender created by this Amended Agreement and any other Transaction Document in and to the Collateral is senior to any Indebtedness or other obligation of Borrower, with respect to such Collateral.

(u)           Borrower’s principal place of business and chief executive office are set forth on Schedule 8.01(u).

(v)           (i)  Borrower has provided Lender all material information in its possession, or otherwise known to it with respect to the LFRP Patents.

(ii)           Schedule 8.01(v)(ii) sets forth an accurate and complete list of all LFRP Patents (including all LFRP Patents not owned by Borrower).  For each item of the LFRP Patents listed on Schedule 8.01(v)(ii), Borrower has indicated (A) the countries in each case in which such item is patented, registered or in which an application for patent or registration is pending, (B) the application numbers, (C) the registration or patent numbers, (D) the scheduled expiration date of the issued patents, and (E) the owner of such item of LFRP Patents.

(iii)          The issued LFRP Patents owned by Borrower are valid, enforceable and subsisting.  To the Knowledge of Borrower, each individual associated with the filing and prosecution of the LFRP Patents owned by Borrower, including the named inventors of such LFRP Patents, has complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known to be material to the patentability of each of such LFRP Patents, in those jurisdictions where such duties exist.  [*****].

(iv)          Schedule 8.01(v)(iv) sets forth an accurate and complete list of all LFRP Patents owned by Borrower that have issued with at least one claim covering the Company LFRP Methods and Libraries.

(v)           Borrower has not sold or otherwise transferred any patents or patent applications that have issued or may issue with at least one claim covering the Company LFRP Methods and Libraries or falling within the scope of the patents licensed under the Patent License Agreements.

(vi)          There are no unpaid maintenance or renewal fees payable by Borrower to any third party that are currently overdue for any of the LFRP Patents or other LFRP Intellectual Property owned by Borrower.  To the Knowledge of Borrower no material ap-

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

plications for LFRP Patents owned by Borrower in whole or in part have lapsed or been abandoned, cancelled or expired.

(vii)      Borrower has not undertaken and, to the Knowledge of Borrower, no licensee has undertaken or omitted to undertake any acts, and no conduct, circumstances or grounds exist that would void, invalidate or eliminate, in whole or in part, the enforceability of any of the LFRP Intellectual Property.  [*****]

(viii)      Except as set forth on Schedule 8.01(v)(viii), Borrower has not received or otherwise been the beneficiary of any written opinions of counsel with respect to infringement, non-infringement or invalidity of third party intellectual property with respect to the Company LFRP Methods and Libraries that are not the subject of an In License.

(ix)         Except as set forth on Schedule 8.01(v)(ix), to the Knowledge of Borrower there is, and has been, no pending, decided or settled opposition, interference, reexamination, injunction, claim, lawsuit, proceeding, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim (collectively referred to hereinafter as “Disputes”), nor, to the Knowledge of Borrower, has any such Dispute been threatened, challenging the scope, legality, validity, enforceability or ownership of any LFRP Intellectual Property or which would give rise to a credit against the payments due to Borrower from the applicable License Agreements for the use of the related licensed LFRP Intellectual Property, and no such scheduled Dispute is (or would be if adversely determined) material to the LFRP.

(x)            To the Knowledge of Borrower, there are no Disputes by any third party against Borrower, any licensor under an In License or any licensee under a License Agreement relating to the LFRP.  Borrower has not received or given, and to the Knowledge of Borrower, no such licensee or licensor has received or given any notice of any such Dispute and, to the Knowledge of Borrower, there exist no circumstances or grounds upon which any such claim could be asserted.  [*****].

(xi)           There is no pending or, to the Knowledge of Borrower, threatened action, suit, or proceeding, or any investigation or claim by any Governmental Authority to which Borrower or, to the Knowledge of Borrower, to which any licensee under any License Agreement or any party to a In License is a party (i) that would be the subject of a claim for indemnification, if any, by or against Borrower or (ii) that the Company LFRP Methods and Libraries do or will infringe on any patent or other intellectual property rights of any other Person.  [*****].

(w)          (i)  Schedule 8.01(w)(i) sets forth an accurate and complete list of all agreements relating to LFRP in the following categories whether oral or written (provided such oral agreements are to the Knowledge of Borrower):  manufacturing and supply agreements, In Licenses and License Agreements, options (not part of License

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Agreements or In Licenses), agreements not to enforce (not part of License Agreements or In Licenses), consents, settlements, assignments, security interests, liens and other encumbrances or mortgages, and any amendment(s), renewal(s), novation(s) and termination(s) pertaining thereto, true and correct copies of which have been provided to Lender.  For each agreement specified on Schedule 8.01(w)(i), Borrower has indicated (A) whether such agreement relates to inbound licenses of LFRP Intellectual Property to Borrower or outbound licenses of LFRP Intellectual Property by Borrower and (B) the specific LFRP Intellectual Property relating to such agreement.  Each agreement specified on Schedule 8.01(w)(i), whether or not terminated prior to the Tranche B Closing Date, constitutes a valid and binding obligation, enforceable in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.  Borrower is not in breach of such agreements and, to the Knowledge of Borrower, no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination (other than existing rights under any License Agreement for a party to terminate for convenience), revision, or amendment of any of the agreements specified on Schedule 8.01(w)(i), including the signing of this Amended Agreement.  None of the Excluded Agreements fall within the scope of an In License or License Agreement as each is defined; provided  that the intellectual property or technology which is the subject of an In License may be assigned in connection with an Excluded Agreement.  None of the Excluded Agreements was used in the calculation of the revenue forecasts provided by Borrower to Lender on February 13, 2009.

(ii)           With respect to the License Agreements and In Licenses, there has been no correspondence or other written or, to the Knowledge of Borrower, oral communication sent by or on behalf of Borrower to, or received by or on behalf of Borrower from, any Contract Party, the subject matter of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iii)          Except as set forth on Schedule 8.01(w)(iii), each such License Agreement or In License is in full force and effect and has not been impaired, waived, altered or modified in any respect, whether by consent or otherwise, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iv)          The Contract Party under each such License Agreement or In License has not been released, in whole or in part, from any of its obligations under such License Agreement.

(v)           Borrower has not received (A) any notice or other written or, to the Knowledge of Borrower, oral communication of any Contract Party’s intention to terminate such License Agreement or In License in whole or in part, or consideration of any such termination, or (B) except as set forth on Schedule 8.01(w)(v), any notice or other written or, to the Knowledge of Borrower, oral communication requesting any amendment, alteration or modification of such License Agreement or In License or any subli-

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

cense or assignment thereunder, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vi)          To the Knowledge of Borrower, nothing has occurred and no condition exists that would adversely impact the right of Borrower to receive any payments payable under any License Agreement except where such occurrence or condition could not reasonably be expected to result in a Material Adverse Effect.  Other than as set forth on Schedule 8.01(w)(vi), Borrower, or, to the Knowledge of Borrower, any Contract Party has not taken any action or omitted to take any action, that would adversely impact the right of Lender to take a security interest in the LFRP Technology, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vii)         [*****].

(viii)        Except as set forth on Schedule 8.01(w)(viii), no License Agreement has been satisfied in full, discharged, canceled, terminated, subordinated or rescinded, in whole or in part.  Each License Agreement is the entire agreement between the parties thereto relating to the subject matter thereof, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ix)           The execution, delivery and performance of each License Agreement and In License was and is within the corporate powers or other organizational power of Borrower and, to the Knowledge of Borrower, the Contract Party thereto.  Each License Agreement and In License was duly authorized by all necessary action on the part of, and validly executed and delivered by, Borrower and, to the Knowledge of Borrower, the Contract Party thereto.  There is no breach or default, or event which upon notice or the passage of time, or both, could give rise to any breach or default, in the performance of such License Agreement or In License by Borrower or, to the Knowledge of Borrower, the Contract Party thereto.

(x)            The representations and warranties made in each existing Material License and In License by Borrower were as of the date made true and correct in all material respects except where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect.

(xi)           The royalty rates and the duration of such royalty rates in each country under each existing License Agreement are as set forth on Schedule 8.01(w)(xi).  There are no royalties due to Contract Parties under In Licenses with respect to Royalties under the License Agreements except to [*****].

(xii)          [*****].

(xiii)         No software is necessary for use in the LFRP other than commercially available software.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(xiv)        Schedule C sets forth all the biological material, know-how, data, technical and other information other than the LFRP Libraries described in Schedule D that is provided to Contract Parties under Library License Agreements, other than in oral form.

(xv)         The LFRP Libraries described in Schedule D are all the libraries used in the LFRP within the twelve (12) months prior to the Closing Date with the exception of affinity maturation libraries.

(x)            Borrower and Borrower’s Subsidiaries have the insurance policies with the coverages and limits set forth on Schedule 8.01(x), carried with the insurance companies also set forth therein.

SECTION 8.02.           Survival of Representations and Warranties.  All representations and warranties of Borrower contained in this Amended Agreement shall survive the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Amended Agreement.

ARTICLE IX
AFFIRMATIVE COVENANTS

SECTION 9.01.           Maintenance of Existence.  Borrower and/or any of its Subsidiaries party to the Loan Documents shall at all times (a) preserve, renew and maintain in full force and effect its legal existence and good standing as a corporation under the Laws of the jurisdiction of its organization; (b) not change its name or its chief executive office as set forth herein without having given the Lender simultaneous notice thereof; (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (d) preserve or renew all LFRP Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

SECTION 9.02.           Use of Proceeds.  Borrower shall use the net proceeds of the Loans received by it (i) for general corporate purposes and/or (ii) to pay all fees and expenses payable by Borrower pursuant to the Transaction Documents.

SECTION 9.03.         Financial Statements and Information.

(a)           In the event that any such information need not to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, Borrower shall furnish to the Lender, on or before the forty-fifth day after the close of each quarter of each fiscal year, the unaudited consolidated balance sheet of Borrower as at the close of such quarter and unaudited consolidated statement of operations and comprehensive loss and cash flows of Borrower for such quarter, duly certified by the chief financial officer of Borrower as having been prepared in accordance with GAAP.  Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer, chief accounting officer or treasurer of Borrower, which certificate shall include a statement that

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default or Event of Default.

(b)           In the event that any such information need not be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, Borrower shall furnish to the Lender, on or before the sixtieth day after the close of each fiscal year, Borrower’s audited financial statements as at the close of such fiscal year, including the consolidated balance sheet as at the end of such fiscal year and consolidated statement of operations and cash flows of Borrower for such fiscal year, in each case accompanied by the report thereon of independent registered public accountant of nationally recognized standing.  Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer, chief accounting officer or treasurer of Borrower, which certificate shall include a statement that such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default or Event of Default.

(c)           Borrower shall, promptly upon receipt thereof, forward or cause to be forwarded to the Lender copies of all notices, reports, updates and other information regarding the License Agreements and Included Receipts received from the Contract Parties which could reasonably be expected to have a Material Adverse Effect.

(d)           Borrower shall furnish or cause to be furnished to the Lender from time to time such other information regarding the financial position, assets or business of Borrower or any other Subsidiary or its compliance with any Transaction Document to which it is a party or the LFRP as the Lender may from time to time reasonably request.

(e)           Borrower shall, promptly after the end of each fiscal quarter of Borrower (but in no event later than [*****] following the end of such quarter), produce and deliver to the Lender a Quarterly Report and Business Report for such quarter, together with a certificate of a senior officer of Borrower, certifying that to the Knowledge of Borrower that such Quarterly Report and Business Report are true, correct and accurate in all material respects.  Following receipt of any Business Report, the Lenders shall have the right to require a meeting in person or by phone with management of Borrower to discuss matters related to the LFRP.  With each Quarterly Report, Borrower shall provide a copy to the Lenders of each new executed License Agreement, In License and a copy of any amendment or other action (and notification of any action not in writing) as described in Section 9.15.

SECTION 9.04.           Books and Records.  Borrower shall keep proper books, records and accounts in which entries in conformity with sound business practices and all requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business, assets and activities and as shall permit the preparation of the consolidated financial statements of Borrower in accordance with GAAP.

SECTION 9.05.           Inspection Rights; Access.  Borrower shall, on [*****], or, at any time during which a Default or Event of Default shall have occurred and be continuing, permit representatives of the Lender to examine its or its Subsidiaries’ assets, books and records

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

upon reasonable Notice during normal business hours.  Borrower shall allow the Lender reasonable access to its managers and/or officers.  To the extent any License Agreement contains provisions requiring confidential treatment of any information, including financial information, that would prohibit Borrower from providing such information to the Lender, in connection with any audit permitted hereunder, Borrower shall have its independent certified public accountants provide a summary of the relevant information and certify that such information is true and correct in all respects.

SECTION 9.06.           Maintenance of Insurance and Properties.  Borrower and its Subsidiaries shall maintain and preserve all of its properties that are used and useful in the conduct of the LFRP in good working order and condition, ordinary wear and tear excepted.  Borrower shall maintain insurance policies with the same or better coverages and limits as those set forth on Schedule 8.01(x) with the insurance companies set forth therein (the “Insurance Providers”) or with insurance companies rated at least as high as the Insurance Providers as of the Closing Date (according to A.M. Best Company, Inc.).  Borrower shall furnish to the Lender from time to time upon written request full information as to the insurance carried.

SECTION 9.07.           Governmental Authorizations.  Borrower shall obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against Borrower of this Amended Agreement and the other Transaction Documents to which it is a party.

SECTION 9.08.         Compliance with Laws and Contracts.

(a)           Borrower and any its Subsidiaries shall comply with all applicable Laws and perform its obligations under all Contracts relative to the conduct of its business, including the Transaction Documents to which it is party in all material respects.

(b)           Borrower shall at all times comply with the margin requirements set forth in Section 7 of the Exchange Act and any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

SECTION 9.09.         Plan Assets.  Borrower shall not take any action that causes its assets to be deemed to be Plan Assets at any time.

SECTION 9.10.         Notices.

(a)           Borrower shall promptly give written Notice to the Lender of each Default or Event of Default and each other event that has or could reasonably be expected to have a Material Adverse Effect; provided that in any situation where Borrower knows a press release or other public disclosure is to be made, Borrower shall use all commercially reasonable efforts to provide such information to the Lender as early as possible but in no event later than simultaneously with such release or other public disclosure.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(b)           Borrower shall promptly give written Notice to the Lender upon receiving notice, or otherwise becoming aware, of any default or event of default under the License Agreements.

(c)           Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any litigation or proceedings to which Borrower or any of its Subsidiaries is a party or which could reasonably be expected to have a Material Adverse Effect.

(d)           Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any litigation or proceedings challenging the validity of the License Agreements, the LFRP Intellectual Property or any of the transactions contemplated therein.

(e)           Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any representation or warranty made or deemed made by Borrower in any of the Transaction Documents or in any certificate delivered to the Lender pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made or deemed made.

SECTION 9.11.           Payment of Taxes.  Borrower shall pay all material taxes of any kind imposed on or in respect of its income or assets before any penalty or interest accrues on the amount payable and before any Lien on any of its assets exists as a result of nonpayment except as provided in Section 10.03 hereof and except for taxes contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP.

SECTION 9.12.           Waiver of Stay, Extension or Usury Laws.  Borrower will not at any time, to the extent that it may lawfully not do so, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive Borrower from paying all or any portion of the principal of or premium, if any, or interest on the Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Amended Agreement; and, to the extent that it may lawfully do so, Borrower hereby expressly waives all benefit or advantage of any such law and expressly agrees that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 9.13.         Additional Covenants of Borrower.

SECTION 9.14.         [*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SECTION 9.15.           Further Assurances.  Borrower shall promptly, at its sole cost and expense, execute and deliver to the Lender such further instruments and documents, and take such further action, as the Lender may, at any time and from time to time, reasonably request in order to carry out the intent and purpose of this Amended Agreement and the other Transaction Documents to which it is a party and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Lender hereby and thereby.    [*****]  In the event that any of the Collateral is, directly or indirectly, sold, leased, licensed, transferred or otherwise disposed of to a Subsidiary of Borrower (other than in connection with a Permitted Collateralization), Borrower shall cause such Subsidiary to execute a joinder to the Security Agreement confirming that the Collateral continues to be subject to the Lien granted to the Lender thereunder and such other documentation that the Agent shall reasonably request.

ARTICLE X
NEGATIVE COVENANTS

SECTION 10.01.       Activities of Borrower.

(a)           Neither Borrower nor any of its Subsidiaries shall amend, modify or waive or terminate any provision of, or permit or agree to the amendment, modification, waiver or termination of any provision of, any of the Loan Documents, License Agreements or any material Contract related to the LFRP that could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Agent.

(b)           Neither Borrower nor any of its Subsidiaries shall use any current or future protein, peptide or antibody selection technology to establish a business or business unit competing with the LFRP or enable a third party to use for funded research or license out any such technology in a way that would compete with the LFRP.

SECTION 10.02.       Merger; Sale of Assets.

(a)           Borrower shall not merge or consolidate with or into (whether or not Borrower is the Surviving Person) any other Person and Borrower will not, and will not cause or permit any Subsidiary to, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of Borrower’s and its Subsidiaries assets (determined on a consolidated basis for Borrower and its Subsidiaries) to any Person in a single transaction or series of related transactions, unless (1) either (A) Borrower will be the Surviving Person or (B) the Surviving Person (if other than Borrower) will be an entity organized and validly existing under the laws of Delaware, and will, in any such case, expressly assume the due and punctual payment of the principal of, premium, if any, and interest on the Loans and the performance and observance of every covenant of the Loan Documents to be performed or observed on the part of Borrower and shall use its commercially reasonable efforts to actively market and promote the LFRP and to seek out and exploit opportunities for entering into Future Licenses; and (2) immediately thereafter, on a pro forma basis after giving effect to such transaction (and treating any Indebtedness not previously an obligation of Borrower or any Subsidiary of Borrower in connection with or as a result of

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing.

(b)           Neither Borrower nor any of its Subsidiaries shall directly or indirectly sell, lease, license, transfer or otherwise dispose of all or any part of its assets consisting of or used in the LFRP Technology or the LFRP, except (i) licenses of intellectual property rights of Borrower or any of its Subsidiaries in connection with services provided by Borrower or such Subsidiary for fair value in an arm’s-length transaction in the ordinary course of its business; (ii) sales of equipment not needed for Borrower’s business to one or more third parties for fair value in an arm’s-length transaction; provided any assets received in return from such transaction are subject to the Lien created by the Security Agreement; (iii) sales of equipment to one or more third parties for fair value in an arm’s-length transaction, the proceeds of which are used to purchase replacement or other assets useful in Borrower’s LFRP business within [*****] of such sale; (iv) other sales, leases, licenses, transfers or other dispositions in an aggregate amount not to exceed [*****] from the Closing Date through the term of this Amended Agreement and (v) Permitted Collateralizations; provided the proceeds resulting therefrom are applied in accordance with Section 3.02(c) and that any assets received in return from such transaction are subject to the Lien created by the Security Agreement.

SECTION 10.03.         Liens.  Neither Borrower nor any of its Subsidiaries shall create or suffer to exist any Lien on or with respect to the Collateral other than pursuant to this Amended Agreement or the Security Agreement or to the extent permitted under the Security Agreement.  Borrower shall not create or suffer to exist any Lien on or with respect to any of its assets that are not Collateral, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”):

(a)           Liens existing on the Tranche B Closing Date set forth in Schedule 10.03(a) to the extent and in the manner such Liens are in effect on the Tranche B Closing Date;

(b)           any Lien granted to collaboration or development partners of Borrower or its Affiliates in connection with funded research, development and commercialization activities (other than on or with respect to the LFRP Intellectual Property or the Included Receipts); provided that any such Lien is limited to Borrower’s and/or any applicable Subsidiaries’ interest in products developed in such collaboration;

(c)           any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset; provided that such Lien attaches to such asset concurrently with or within [*****] after the acquisition thereof;

(d)           any Lien existing on any asset prior to the acquisition thereof by Borrower or any Subsidiary of Borrower and not created in contemplation of such acquisition;

(e)           any Lien created after the Closing Date in connection with capitalized lease obligations, but only to the extent that such Lien encumbers property financed by

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

such capital lease obligation and the principal component of such capitalized lease obligation is not increased;

(f)            Liens arising in the ordinary course of its business (other than on or with respect to the LFRP Intellectual Property or the Included Receipts) which (i) do not secure Indebtedness and (ii) do not in the aggregate materially impair the operation of the business of Borrower or impair the value of the Included Receipts;

(g)           easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering with the ordinary conduct of the business of Borrower;

(h)           any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section 10.03; provided that such Indebtedness is not increased and is not secured by any additional assets; and

(i)            Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers’ landlords, warehousemen and similar Persons, Liens in the ordinary course of business in connection with workmen’s compensation, unemployment insurance and other similar Laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings.

SECTION 10.04.         Investment Company Act.  Neither Borrower nor any of its Subsidiaries shall be or become an investment company subject to registration under the Investment Company Act of 1940.

SECTION 10.05.         Limitation on Additional Indebtedness.  Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, incur or suffer to exist any Indebtedness; provided that Borrower and it Subsidiaries may incur:

(a)           Indebtedness under this Amended Agreement;

(b)           Indebtedness secured by Liens permitted under Section 10.03 other than Section 10.03(b) (but, in the case of Liens permitted under Section 10.03(a), only to the extent of the Indebtedness related thereto);

(c)           any other Indebtedness of Borrower, which by its terms (or by the terms of any agreement governing such Indebtedness) is fully subordinated in right of payment to the Loans;

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(d)           capital leases and leasehold improvements consistent with past practices; or

(e)           other unsecured Indebtedness of Borrower not to exceed [*****].

SECTION 10.06.         Limitation on Transactions with Controlled Affiliates.  Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any purchase, sale, lease or exchange of assets or the rendering of any service) with, or for the benefit of, any Controlled Affiliate other than the Transaction Documents or in the ordinary course of business of Borrower upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s-length transaction with a non-Controlled Affiliate; provided that Borrower and its Subsidiaries may engage in the following transactions:

(a)           reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved in good faith by the Board of Directors of Borrower;

(b)           transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

(c)           dividends permitted by Section 10.08;

(d)           transactions among Borrower and its Wholly Owned Subsidiaries.

SECTION 10.07.       ERISA.

(a)           Neither Borrower nor any of its Subsidiaries shall maintain or contribute to, or agree to maintain or contribute to or otherwise incur any liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code or any similar plan under non-U.S. law (a “Plan”) that could reasonably be expected to have a Material Adverse Effect.

(b)           Neither Borrower nor any of its Subsidiaries shall engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under foreign or U.S. federal, state or local laws, rules or regulations or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by the Lender of any of its rights under the Notes, this Amended Agreement or the Security Agreement) to be a non-exempt prohibited transaction under such provisions.

(c)           Neither Borrower nor any of its Subsidiaries will incur any material liability with respect to any obligation to provide medical benefits with respect to any person beyond their retirement or other termination of service other than coverage mandated by law.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SECTION 10.08.         Restricted Payments.  Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any Restricted Payment other than pursuant to clauses (a) through (b) below; provided that Borrower and its Subsidiaries may not make any Restricted Payments while an Event of Default has not occurred and is continuing:

(a)           Restricted Payments not to exceed [*****] in the aggregate from the Closing Date through the Maturity Date; and

(b)           the redemption of any Capital Stock of Borrower or any Subsidiary in exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, Qualified Capital Stock.

ARTICLE XI
EVENTS OF DEFAULT

SECTION 11.01.         Events of Default.  If one or more of the following events of default (each, an “Event of Default”) occurs and is continuing, the Lender shall be entitled to the remedies set forth in Section 11.02:

(a)           Borrower fails to pay any principal of the Loans when due, whether at the Maturity Date or otherwise.

(b)           Except as permitted by Section 4.01, Borrower fails to pay any interest on the Loans or make payment of any other amounts payable under this Amended Agreement within three Business Days after the same becomes due and payable.

(c)           Any representation or warranty of Borrower or any of its Subsidiaries in any Loan Document to which it is party or in any certificate, financial statement or other document delivered by Borrower or such Subsidiary in connection with this Amended Agreement proves to have not been true and correct either at the time it was made or on the Tranche B Funding Date and the failure of such statement to be true and correct, individually or in the aggregate, results in a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(d)           Borrower fails to perform or observe any covenant or agreement contained in Sections 9.03 (a), (c) or (d) or Section 9.10 of this Amended Agreement.

(e)           Borrower or any of its Subsidiaries party to the Loan Documents fails to perform or observe any other covenant or agreement contained in this Amended Agreement, the Notes or the Security Agreement (other than those referred to in the preceding clauses of this Section 11.01) if (i) such failure is not remedied on or before the thirtieth day after Notice thereof from the Lender and (ii) the failure to perform or observe any such covenant or agreement, individually or in the aggregate, results in a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(f)            Borrower or any of its Subsidiaries (i) fails to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness (other than the Obligations hereunder) having an aggregate principal amount in excess of [*****] or (ii) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any agreement or in any instrument evidencing any of its Indebtedness having an aggregate principal amount in excess of [*****] and, as a result of such failure, any other party to that agreement or instrument is entitled to exercise the right to accelerate the maturity of any Indebtedness thereunder and such Indebtedness is accelerated; provided, however, that a failure under items (i) or (ii) shall not constitute an Event of Default under this clause (f) if (x) the obligation to pay the overdue amounts has not resulted from acceleration and (z) the failure is remedied on or before the greater of (I) the thirtieth day after it occurs, or (II) any grace period applicable to such overdue amounts.

(g)           Borrower and/or any of its Subsidiaries shall sell, assign, lease, license, transfer or otherwise dispose of the LFRP Intellectual Property, any Included Receipts, or Borrower and/or any of its Subsidiaries takes any action which could reasonably be expected to impair Lender’s security interest in any of the foregoing, except to the extent permitted under Section 10.02(b).

(h)           Any uninsured judgment, decree or order in excess of [*****] shall be rendered against Borrower and any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced upon such judgment, decree or order or (ii) such judgment, decree or order shall not have been vacated or discharged within thirty days from entry.

(i)            Borrower or any Significant Subsidiary (i) is dissolved or commences proceedings for dissolution, (ii) fails or is unable to pay its debts generally as they become due, (iii) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under any law affecting creditors’ rights that is similar to a bankruptcy law or (iv) consents by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding; or a court enters an order for relief or a decree in an involuntary case in bankruptcy or any other such action or proceeding in respect of any such Person or any of the assets of any such Person if such order or decree is not dismissed or withdrawn on or before the sixtieth day after the entry thereof or if any such dismissal or withdrawal ceases to remain in effect.

(j)            Any of the Transaction Documents (other than any License Agreement) shall cease to be in full force and effect or its validity or enforceability is disaffirmed or challenged in writing by any Person other than the Lender, or the Security Agreement shall cease to give the Lender the rights purported to be created thereby (including a first priority perfected Lien on the assets of Borrower or any of its Subsidiaries party to the Loan Documents) other than as a direct result of any action by a Lender or failure of a Lender to perform an obligation.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(k)           Borrower and/or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in any License Agreement or Borrower Documents, as applicable, and such failure is not cured or waived within any applicable grace period except where such failure could not reasonably be expected to have a Material Adverse Effect.

(l)            In connection with a challenge to the validity of the Included Receipts or any LFRP Intellectual Property or any transaction contemplated under the License Agreements, any judgment, decree or order is issued that (i) halts or suspends the payment by any Contract Party of any amount payable in respect of the Included Receipts, or (ii) otherwise determines that the Included Receipts have not been duly authorized or validly issued or that the Included Receipts are not enforceable in accordance with the terms of the applicable License Agreement, and such judgment, decree or order shall not have been vacated or discharged within 10 days from entry.

(m)          Any security interest purported to be created by the Security Agreement shall cease to be in full force and effect, or shall cease to give the rights, powers and privileges purported to be created and granted under such Security Agreement (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Security Agreement)) in favor of the party secured on behalf of the Lenders pursuant to the Security Agreement, or shall be asserted by Borrower and/or any of its Subsidiaries not to be a valid, perfected, first priority (except as otherwise expressly provided in this Amended Agreement or such Security Agreement) security interest in the Collateral covered thereby.

SECTION 11.02.         Default Remedies.  If any Event of Default shall occur, the Lender may, by Notice to Borrower, (a) exercise all rights and remedies available to the Lender hereunder and under the Security Agreement, including enforcement of the security interests created thereby, (b) declare the Loans or either Tranche thereof, all interest thereon and all other amounts payable hereunder and under the applicable Note(s) by Borrower to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, which are expressly waived by Borrower and (c) declare the obligations of the Lender hereunder to be terminated, whereupon such obligations shall terminate; provided, however, that if any event of any kind referred to in Section 11.01(i) occurs, the obligations of the Lender hereunder shall immediately terminate, all amounts payable hereunder by Borrower shall become immediately due and payable and the Lender shall be entitled to exercise rights and remedies under the Security Agreement without diligence, presentment, demand of payment, protest or notice of any kind, all of which are hereby expressly waived by Borrower.  Each Notice delivered pursuant to this Section 11.02 shall be effective when sent.

SECTION 11.03.       Right of Set-off; Sharing of Set-off.

(a)           If any amount payable hereunder is not paid as and when due, Borrower irrevocably authorizes the Lender and each Affiliate of the Lender (i) to proceed, to the fullest

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

extent permitted by applicable Law, without prior notice, by right of set-off, bankers’ lien, counterclaim or otherwise, against any assets of Borrower in any currency that may at any time be in the possession of the Lender or such Affiliate, to the full extent of all amounts payable to the Lender hereunder or (ii) to charge to Borrower’s account with Lender the full extent of all amounts payable by Borrower to the Lender hereunder; provided, however, that the Lender shall notify Borrower of the exercise of such right promptly following such exercise.

(b)           If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations owed to such Lender resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other obligations owed to such Lender greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the other Lenders of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(i)      if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)     the provisions of this paragraph shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Amended Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant.

Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.  If under applicable bankruptcy, insolvency or any similar law any Lender receives a secured claim in lieu of a setoff or counterclaim to which this Section 11.03 applies, such Lender shall to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights to which the Lender is entitled under this Section 11.03 to share in the benefits of the recovery of such secured claim.

SECTION 11.04.       Rights Not Exclusive.  The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law.

ARTICLE XII
INDEMNIFICATION

SECTION 12.01.       Funding Losses.  If Borrower fails to borrow any amount on the Tranche B Closing Date after Notice of Borrowing has been given to the Lender in accordance

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

with Section 2.02, Borrower shall reimburse the Lender within three Business Days after demand for any resulting loss or expense incurred by the Lender including any loss incurred in obtaining, liquidating or redeploying deposits from third parties; provided that the Lender shall have delivered to Borrower a certificate as to the amount of such loss or expense.

SECTION 12.02.         Increased Costs.  Except as to Taxes (it being understood that Borrower’s liability for Taxes will be exclusively determined under Article V), Borrower shall reimburse the Lender on demand for all increases in costs incurred by the Lender and all reductions in amounts received or receivable by the Lender or in the rate of return on the Lender’s capital, as reasonably determined by the Lender, that are attributable to the Loans or the performance by the Lender of its obligations under this Amended Agreement and that occur by reason of the promulgation after the date hereof of any Law or treaty or any change after the date hereof in any Law or treaty or in the interpretation thereof or by reason of compliance by the Lender with any direction, requirement or request (whether or not having the force of Law) of any Governmental Authority, including any such cost or reduction resulting from the imposition or amendment of any capital adequacy requirement or any reserve, special deposit or similar requirement against assets of, liabilities of, deposits with or for the account of, or loans by, the Lender; provided that the Lender shall not be entitled to be reimbursed for such increased costs or reductions in amount receivable or the rate of return incurred more than 180 days prior to the date on which it gives notice to Borrower of such increased costs or reduction in amount receivable or rate of return.

SECTION 12.03.       Other Losses.

(a)           Borrower agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, the Lender and its Affiliates and their respective officers, partners, directors, trustees, employees and agents (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Indemnitee; provided Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of such Indemnitee.  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 12.03 may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b)           To the extent permitted by applicable law, no Party shall assert, and each Party hereby waives, any claim against each other Party and such Party’s Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Amended Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

thereof or any act or omission or event occurring in connection therewith, and each Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

SECTION 12.04.         Assumption of Defense; Settlements.  If the Lender is entitled to indemnification under this Article XII with respect to any action or proceeding brought by a third party that is also brought against Borrower, Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Lender.  Upon assumption by Borrower of the defense of any such action or proceeding, Borrower shall have the right to participate in such action or proceeding and to retain its own counsel but Borrower shall not be liable for any legal expenses of other counsel subsequently incurred by the Lender in connection with the defense thereof unless (i) Borrower has otherwise agreed to pay such fees and expenses, (ii) Borrower shall have failed to employ counsel reasonably satisfactory to the Lender in a timely manner or (iii) the Lender shall have been advised by counsel that there are actual or potential conflicting interests between Borrower and the Lender, including situations in which there are one or more legal defenses available to the Lender that are different from or additional to those available to Borrower; provided, however, that Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the Lender, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding.  Borrower shall not consent to the terms of any compromise or settlement of any action defended by Borrower in accordance with the foregoing without the prior written consent of the Lender unless such compromise or settlement (x) includes an unconditional release of the Lender from all liability arising out of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Lender.  Borrower shall not be required to indemnify the Lender for any amount paid or payable by the Lender in the settlement of any action, proceeding or investigation without the written consent of Borrower, which consent shall not be unreasonably withheld.

ARTICLE XIII
MISCELLANEOUS

SECTION 13.01.       Assignments.

(a)           Borrower shall not be permitted to assign this Amended Agreement without the prior written consent of the Lender and any purported assignment in violation of this Section 13.01 shall be null and void.

(b)           Lender may at any time assign all its rights and obligations hereunder in whole or in part (each an “Assignee”); provided, however, that to the extent rights and obligations hereunder are assigned to more than one Assignee, Agent shall be designated as the agent of all Assignees and any and all obligations of Borrower under this Amended Agreement shall thereafter be coordinated through such agent so that Borrower shall not be required to perform its obligations hereunder for, or on behalf of, multiple Assignees.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(c)           The parties to each assignment shall execute and deliver to Borrower a written instrument of assignment in the form set forth in Exhibit L, containing the agreement of the assignee to be bound by the terms of this Amended Agreement (an “Assignment and Acceptance”).  Upon the effectiveness of a permitted assignment hereunder, (i) each reference in this Amended Agreement to “Lender” shall be deemed to be a reference to the assignor and the assignee to the extent of their respective interests, (ii) such assignee shall be a Lender party to this Amended Agreement and shall have all the rights and obligations of a Lender and (iii) the assignor shall be released from its obligations hereunder to a corresponding extent of the assignment, and no further consent or action by any party shall be required.

(d)           In the event there are multiple Lenders, all payments of principal, interest, fees and any other amounts payable pursuant to the Loan Documents shall be allocated on a pro rata basis among the Lenders according to their proportionate interests in the applicable Loans.

(e)           Borrower shall, from time to time at the request of the Lender, execute and deliver any documents that are necessary to give full force and effect to an assignment permitted hereunder, including new Notes in exchange for the Notes held by the Lender.

(f)            Except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans of any Tranche, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Borrower) shall not be less than [*****] unless Borrower otherwise consents, provided that no such consent of Borrower shall be required if a Default has occurred and is continuing.

SECTION 13.02.         Participations.  Lender may at any time grant (each a “Participant”) participating interests in its Loans.  In the event of any such grant by the Lender of a participating interest to a Participant, whether or not upon notice to Borrower, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Amended Agreement.  Any agreement pursuant to which the Lender may grant such a participating interest shall provide that the Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder including the right to approve any amendment, modification or waiver of any provision of this Amended Agreement.  Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article V and Article XII with respect to its participating interest, as though it were a Lender.  No Participant shall have any rights as a Lender hereunder, including any right to make any demand hereunder or right to approve any amendment or waiver of any provision of this Amended Agreement, or any consent to any departure by Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans in which the Participant participates or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Loans in which the Participant participates or any fees or other amounts payable hereunder or release, reduce or amend this Section 13.02 in any manner adverse to such Participant, in each case, to the extent subject to such participation.  Borrower agrees that each

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Articles V and XII with respect to its participating interest, as though it were a Lender; provided, however, a Participant shall not be entitled to receive any greater payment under Articles V and XII than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s written consent (not to be unreasonably withheld).

SECTION 13.03.         Successors and Assigns.  This Amended Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

SECTION 13.04.         Notices.  All notices, consents, approvals, reports, designations, requests, waivers, elections and other communications (collectively, “Notices”) authorized or required to be given pursuant to this Amended Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by facsimile or electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the Party at its address listed below:

(a)           If to Borrower:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Chief Financial Officer
Facsimile:  (617) 225-7708
E-mail:  gmigausky@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  General Counsel
Facsimile:  (617) 225-7708
E-mail:  imagovcevic@dyax.com

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Associate General Counsel
Facsimile:  (617) 225-7708
E-mail:  aashe@dyax.com

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA  02199
Attention:  Stacie S. Aarestad
Facsimile:  (617) 227-4420
E-mail:  saarestad@eapdlaw.com

(b)           If to a Lender:

Cowen Healthcare Royalty Partners, L.P.
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Gregory B. Brown, M.D.
Facsimile:  (203) 388-9084
Email:  greg.brown@cowen.com

with a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel LLP
80 Pine Street
New York, NY  10005
Attn:  Christopher T. Cox
Facsimile:  (212) 396-0136
E-mail:  ccox@cahill.com

Any Party may change its address for the receipt of Notices at any time by giving Notice thereof to the other Parties.  Except as otherwise provided herein, any Notice authorized or required to be given by this Amended Agreement shall be effective when received.

SECTION 13.05.         Entire Agreement.  This Amended Agreement, the other Transaction Documents and the Confidentiality Agreement contain the entire agreement between the Parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SECTION 13.06.         Modification.  No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Amended Agreement, by an agreement or agreements in writing executed by Borrower and the Agent or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of the Agent.

SECTION 13.07.         No Delay; Waivers; etc.  No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.  The Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by the Lender.

SECTION 13.08.         Severability.  If any provision of this Amended Agreement shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.09.         Determinations.  Each determination or calculation by the Lender hereunder shall, in the absence of manifest error, be conclusive and binding on the Parties.

SECTION 13.10.         Replacement of Note.  Upon the loss, theft, destruction, or mutilation of any Note and (a) in the case of loss, theft or destruction, upon receipt by Borrower of indemnity or security reasonably satisfactory to it (except that if the holder of such Note is the Lender or any other financial institution of recognized responsibility, the holder’s own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender to Borrower of any mutilated Note, Borrower shall execute and deliver in lieu thereof a new Note, dated the Closing Date, in the case of the Tranche A Note, or dated the Tranche B Closing Date, in the case of the Tranche B Note, in the same principal amount.

SECTION 13.11.         Governing Law.  THIS AMENDED AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 13.12.         Jurisdiction.  Borrower irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States sitting in the State of New York, and of the courts of its own corporate domicile with respect to actions or proceedings brought against it as a defendant, for purposes of all legal proceedings arising out of or relating to this Amended Agreement or the transactions contemplated hereby (a “Proceeding”).  Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been brought in an inconvenient forum.  Any process or summons for purposes of any Proceeding

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

may be served on Borrower by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for Notices hereunder.

SECTION 13.13.         Waiver of Jury Trial.  BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 13.14.         Waiver of Immunity.  To the extent that Borrower has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by law.

SECTION 13.15.         Counterparts.  This Amended Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

SECTION 13.16.         Limitation on Rights of Others.  Except for the Indemnitees referred to in Section 12.03 or as provided in Section 13.02, no Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Amended Agreement.

SECTION 13.17.         No Partnership.  Nothing in this Amended Agreement or any other Transaction Document shall be read to create any agency, partnership or joint venture of the Lender (or any of its Affiliates) and Borrower (or any of its Affiliates).

SECTION 13.18.         Survival.  The obligations of Borrower contained in Sections 4.04, 4.05, Article V and Article XII shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower hereunder.

SECTION 13.19.         Patriot Act Notification.  Lender hereby notifies Borrower that, consistent with the USA Patriot Act, Public Law No. 107-56 (the “Patriot Act”), regulations promulgated thereunder and under other applicable Law, the Lender’s procedures and customer due diligence standards require it to obtain, verify and record information that identifies Borrower, including among other things name, address, information regarding persons with authority or control over Borrower, and other information regarding Borrower, its operations and transactions with the Lender.  Borrower agrees to provide such information and take such actions as are reasonably requested by the Lender in order to assist the Lender in maintaining compliance with its procedures, the Patriot Act and any other applicable Laws.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

IN WITNESS WHEREOF, the Parties have duly executed this Amended Agreement as of the day and year first above written.

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.,
as Lender

By:		Cowen Healthcare Royalty GP, LLC,
its General Partner

By:		/s/ Gregory B. Brown
Name: Gregory B. Brown, M.D.
Title: Managing Director

DYAX CORP.,
as Borrower

By:		/s/ Ivana Magovcevic-Liebisch
Name: Ivana Magovcevic-Liebisch, Ph.D, J.D.
	Title:	Executive Vice President of
Administration and General Counsel

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT A

Business Report Format

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT B

Form of Tranche B Promissory Note

THIS TRANCHE B NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS NOTE, THE ISSUE PRICE IS $[       ], THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $[        ], THE ISSUE DATE IS THE TRANCHE B FUNDING DATE, AND THE YIELD TO MATURITY IS [      ]% PER ANNUM.

US $15,000,000	New York, New York
Tranche B Funding Date

FOR VALUE RECEIVED, DYAX CORP., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of Cowen Healthcare Royalty Partners, L.P. or its registered assigns (the “Lender”), in lawful money of the United States of America, in same day funds on the Maturity Date the principal sum of (x) fifteen million dollars (US $15,000,000) and (y) any principal added to the Loan pursuant to Section 4.01 of the Loan Agreement, less any payments of principal made prior to the Maturity Date as provided in the Loan Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money, from the date hereof until such unpaid principal is paid in full, at the rates, at the times and in the manner provided in the Loan Agreement referred to below.

This Tranche B Note is the Tranche B Note referred to in the Loan Agreement, dated as of August 5, 2008, amended and restated as of March 18, 2009, by and between the Borrower and the Lender (as may be further amended from time to time, the “Loan Agreement”) and is entitled to the benefits thereof and of the other Loan Documents.  This Tranche B Note is secured as provided in the Loan Documents.  This Tranche B Note is subject to optional prepayment, in whole or in part, prior to the Maturity Date as provided in the Loan Agreement.

This Tranche B Note is secured as provided in the Security Agreement and other Loan Documents.  Reference is hereby made to the Security Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interest was granted and the rights of the holder of this Tranche B Note in respect thereof.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Tranche B Note may become or be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Tranche B Note.

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

THIS TRANCHE B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

DYAX CORP.

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT C

Quarterly Report Format

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT D

FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

Dated as of August 5, 2008

Amended and Restated as of March 18, 2009

between

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.

and

DYAX CORP.

(in favor of Cowen Healthcare Royalty Partners, L.P.)

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedules
Schedule 1	Definitions
Schedule 2(b)(i)	LFRP Patents
Schedule 2(b)(ii)	LFRP Know-How
Schedule 2(c)	License Agreements
Schedule 2(e)	In Licenses
Schedule 2(j)(i) and (ii)	Pledged Deposit Accounts
Schedule 11(b)	Filing Jurisdictions
Schedule 11(c)(i)	Excluded Agreements

Exhibits
Exhibit A	Form of Special Power of Attorney
Exhibit B	Form of Copyright Security Agreement
Exhibit C	Form of Patent Security Agreement
Exhibit D	Form of Perfection Certificate

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

i

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Agreement”) is dated as of August 5, 2008, amended and restated as of March 18, 2009 (the “Effective Date”) by and between Dyax Corp., a Delaware corporation (including its permitted successors and assigns, “Borrower”), and Cowen Healthcare Royalty Partners, L.P., a Delaware limited partnership (including its successors and assigns, “Investor”).

W I T N E S S E T H:

WHEREAS, this Agreement was originally entered into on August 5, 2008 (the “Original Security Agreement”) and the parties hereto desire to amend and restate this Agreement as herein set forth;

WHEREAS, Borrower and Investor are parties to that certain Loan Agreement dated as of August 5, 2008, amended and restated as of March 18, 2009 (as amended, supplemented and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Original Loan Agreement, Borrower entered into the Original Security Agreement, under which Borrower granted to Investor a security interest in and to the Collateral as general and continuing security for the due performance and payment of all of Borrower’s obligations to Investor under the Transaction Documents (as defined in the Original Loan Agreement);

WHEREAS, Borrower now desires to create a new tranche of Loans under the Loan Agreement, and has accordingly agreed to enter into this amended and restated Security Agreement in connection with the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Definitions.

(a)           For purposes of this Agreement, capitalized terms and certain other terms used herein shall have the meanings set forth in Schedule 1 hereto.  Capitalized terms used herein and not otherwise defined herein or in Schedule 1 shall have the meanings given such terms in the Loan Agreement.  Terms used herein and defined in the UCC shall have the meaning ascribed to such terms in the UCC unless the context clearly requires otherwise.

(b)           This Agreement amends and restates the Original Security Agreement. The Obligations of the Borrower under the Original Security Agreement and the grant of security interest in the Collateral by the Borrower under the Original Security Agreement

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

shall continue under this Agreement, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by this Agreement.  Unless otherwise indicated, all references to the Original Security Agreement in any Loan Document (other than this Agreement) or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.  It is understood and agreed that the Original Security Agreement is being amended and restated by entry into this Agreement on the Tranche B Closing Date.  Notwithstanding any other provision herein, the terms and provisions of this amended and restated Security Agreement shall only become effective and supersede the terms and provisions of the Original Security Agreement upon the occurrence of the funding of the Tranche B Loan.

Section 2.     Grant of Security.  Borrower hereby grants Investor, for the benefit of the Lenders, and confirm its grant of, a security interest in all of the Borrower’s right, title and interest in and to the following personal property, whether now or hereafter existing, and wherever the same may be located (all such property, collectively, the “Collateral”):

(a)           the Gross Payments and Included Receipts;

(b)           the LFRP Patents, including those set forth on Schedule 2(b)(i) and LFRP Know-How, including that described in Schedule 2(b)(ii), and all other know-how, materials, trademarks, service marks, trade names and goodwill associated therewith, trade secrets, data, formulations, processes, franchises, inventions, software, copyrights, and all intellectual property (including biological materials), and all registrations of any of the foregoing, or applications therefor, that are (i) owned by, controlled by, issued to, licensed to, or licensed by Borrower and (ii) used in the performance of the LFRP as presently conducted by Borrower or as conducted by Borrower as of the Closing Date or during the term of the Loan (but specifically excluding the biological material comprising the Company Physical Libraries, it being the intent of the parties that while intellectual property covering or embodied in the LFRP Libraries be within the scope of the Collateral, all biological material comprising the LFRP Libraries except for the Duplicate Libraries is excluded from the Collateral);

(c)           the License Agreements, including those set forth on Schedule 2(c);

(d)           [Reserved];

(e)           the In Licenses including those set forth on Schedule 2(e);

(f)            books, records, data bases, and information related to the LFRP;

(g)           all general intangibles, including all payment intangibles and all documents (notwithstanding any other provisions herein, as that term is defined in the UCC), instruments (including promissory notes), accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims,

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, in each case related to the Gross Payments and Included Receipts;

(h)           any other general intangibles necessary to the performance of or forming part of the LFRP;

(i)            [Reserved];

(j)            (i) the Borrower’s interests in the Lockbox Account, details of which are provided on Schedule 2(j)(i), and any successor account, (ii) the Company Concentration Account, details of which are provided on Schedule 2(j)(ii), and any successor account, and (iii) any other deposit account or securities account containing proceeds of Collateral and into which a party to a License Agreement has remitted Royalties (the accounts referred to in clauses (i), (ii) and (iii) collectively, the “Pledged Deposit Accounts”), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith and special purpose subaccounts maintained therein, and all monies and credit balances from time to time held in the Pledged Deposit Accounts or such subaccounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by Borrower in substitution for or in addition to any or all of the then existing items described in this subsection (j); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this subsection;

(k)           all money now or at any time in the possession or under the control of, or in transit to, the Lockbox Bank, or the Borrower relating to any of the foregoing in this Section 2;

(l)            quantities of biological material comprising a complete copy of each of the LFRP Libraries that are sufficient to be used to create a reproducible supply of the LFRP Libraries (the “Duplicate Libraries”); and

(m)          all Proceeds.

Section 3.     Security for Obligations.  This Agreement secures, and the Collateral pledged by Borrower is collateral security for, the due and punctual payment or performance in full (including the payment of amounts that would become due but for the operation of the automatic stay under Subsection 362(a) of the United States Bankruptcy Code) of all Secured Obligations of Borrower.

Section 4.     Borrower to Remain Liable.  Notwithstanding anything to the contrary contained herein, (a) Borrower shall remain liable to perform all of its duties and other obligations under the Loan Agreement to the same extent as if this Agreement had not been

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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executed, and (b) the exercise by Investor of any of its rights hereunder shall not release Borrower from any of its duties or other obligations under the Loan Agreement.

Section 5.     Promissory Notes and Tangible Chattel Paper.  If Borrower at any time shall hold or acquire any promissory notes or tangible chattel paper constituting Collateral having a face value greater than twenty-five thousand dollars ($25,000), Borrower shall forthwith endorse, assign and deliver the same to Investor, accompanied by such instruments of transfer or assignment duly executed in blank as Investor may from time to time specify.

Section 6.     Pledged Deposit Accounts.  Borrower shall follow the procedures and payment mechanisms relating to the Pledged Deposit Accounts set forth in Section 4.02 of the Loan Agreement.

Section 7.     Investment Property.  If Borrower shall at any time hold or acquire any certificated securities constituting Collateral, Borrower shall forthwith endorse, assign and deliver the same to Investor, accompanied by such instruments of transfer or assignment duly executed in blank as Investor may from time to time specify.  If any securities constituting Collateral now or hereafter acquired by Borrower are uncertificated and are issued to Borrower or its nominee directly by the issuer thereof, Borrower shall promptly notify Investor thereof and, at Investor’s request, pursuant to an agreement in form and substance satisfactory to Investor in its discretion reasonably exercised, cause the issuer of such securities to agree to comply with instructions from Investor as to such securities, without further consent of Borrower or such nominee.  If any securities constituting Collateral, whether certificated or uncertificated, or other investment property now or hereafter acquired by Borrower are held by Borrower or its nominee through a securities intermediary or commodity intermediary, Borrower shall promptly notify Investor thereof and, at Investor’s request, pursuant to an agreement in form and substance satisfactory to Investor in its discretion reasonably exercised, cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Investor to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Investor to such commodity intermediary, in each case without further consent of Borrower or such nominee.

Section 8.     Collateral in the Possession of a Bailee.  If any property constituting Collateral is at any time in the possession of a bailee, Borrower shall promptly notify Investor thereof and, if requested by Investor, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Investor in its discretion reasonably exercised, that the bailee holds such Collateral for the benefit of Investor and shall act upon the instructions of Investor, without the further consent of Borrower.

Section 9.     Electronic Chattel Paper and Transferable Records.  If Borrower at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in § 16 of the Uniform Electronic Transactions Act as in effect in any relevant

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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jurisdiction, constituting Collateral, Borrower shall promptly notify Investor thereof and, at the request of Investor, shall take such action as Investor may reasonably request to vest in Investor control under UCC § 9-105 of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, § 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

Section 10.   Letter-of-credit Rights.  If Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Borrower constituting Collateral, Borrower shall promptly notify Investor thereof and, at the request of Investor, Borrower shall, pursuant to an agreement in form and substance satisfactory to Investor in its discretion reasonably exercised, arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Investor of the proceeds of any drawing under the letter of credit.

Section 11.   Representations and Warranties.

(a)           Borrower represents and warrants to Investor as of the date hereof, Borrower (or any predecessor by merger or otherwise) has not, within the five (5) year period preceding the date hereof, had a different name from the name listed on the signature pages hereof.

(b)           Borrower represents and warrants to Investor as of the date hereof, and represents and warrants to Investor in all material respects on each date it acquires rights in Collateral in which a security interest is purported to be granted hereunder, as follows:

(i)      Ownership of Collateral.  Borrower has the power to grant a lien and security interest in each item of Collateral upon which it purports to grant a lien or security interest hereunder and the grant of such security interest shall not constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Borrower under any lease, license or contract to which it is a party or (B) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC).  Other than such as may have been filed in favor of Investor relating to this Agreement, the Original Security Agreement or as contemplated by the Loan Agreement, no effective UCC financing statement or other instrument similar in effect covering all or any part of the Collateral or the LFRP Patents is on file in any filing or recording office.

(ii)     Validity.  This Agreement creates a valid security interest in the Collateral, and upon the filing of the appropriate UCC financing statements naming Investor as secured party and describing the Collateral in the applicable filing office(s) in the jurisdiction(s) listed in Schedule 11(b), such security interest will be perfected in all Collateral in which a security interest can be perfected by the filing of a UCC-1 Uniform Commercial Code financing statement.  Other than Permitted Liens which have priority

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

5

under law, the security interest in the Collateral granted herein is prior to any and all other Liens.  As of the date hereof, there are no Liens other than Permitted Liens on or with respect to the Collateral.

(iii)    Authorization, Approval.  No authorization, approval, or other action by, and no notice to or filing with, any government or agency of any government or other Person is required either (A) for the assignment, pledge and grant by Borrower of the security interest granted hereby or for the execution, delivery and performance of this Agreement by Borrower; or (B) for the perfection of, the pledge, assignment and grant of the security interest created hereby or the exercise by Investor of its rights and remedies hereunder (provided, however, that the exercise by Investor of certain rights and remedies relating to certain licenses or leases of the Borrower may require the consent of the other parties to such licenses or leases), other than (X) the filing of financing statements in the appropriate office(s) located in the jurisdiction(s) listed on Schedule 11(b) and (Y) the filing of the Patent Security Agreement with the United States Patent and Trademark Office and the filing of the Copyright Security Agreement in the United States Copyright Office and any supplements or amendments thereto.

(iv)    Enforceability.  This Agreement is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.

(c)           Other Representations and Warranties.  As of the date hereof and as of the earlier of the date on which the Business Report is delivered or the date on which such Business Report is due in each fiscal year:

(i)      Schedules.  (i) (A) Schedule 2(b)(i) shall set forth all of the LFRP Patents, (B) Schedule 2(b)(ii) shall set forth a description of the LFRP Know-How; (C) Schedule 11(c)(i) shall set forth all of the Excluded Agreements; (D) Schedule 2(c) shall set forth all of the License Agreements; (E) [Reserved]; (F) Schedule 2(e) shall set forth all of the In Licenses; (G) [Reserved]; and (H) Schedule 2(j)(i) and (ii) shall set forth details of the Pledged Deposit Accounts; and

(ii)     Perfection Certificate.  (A) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page thereof; (B) Borrower is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate; (C) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (D) the Perfection Certificate accurately sets forth each place of Borrower’s business or, if more than one, its chief executive office as well as its mailing address (if different) and where Collateral is located; (E) Borrower’s FEIN is accurately set forth in the Perfection Certificate; and, (F) all other information set forth on the Perfection Certificate is accurate and complete in all material respects.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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Section 12.                                      Further Assurances.  Borrower agrees that, from time to time, at its cost and expense, Borrower will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Investor may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Investor to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Borrower will:  (a) (i) execute and file such financing or continuation statements, or amendments thereto, as well as documents for filing in the Unites States Patent Office and United States Copyright Office (ii) execute and deliver, and cause to be executed and delivered, agreements establishing that Investor has control of specified items of Collateral, including the Lockbox Agreement, and (iii) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Investor may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Investor from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Investor may reasonably request, all in reasonable detail; (c) at Investor’s reasonable request, appear in and defend any action or proceeding that may affect Borrower’s title to or Investor’s security interest in all or any part of the Collateral, including any proceeding in which the issue is whether any property in which Borrower has rights constitutes Collateral; and (d) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Investor with respect to any Collateral.  Borrower hereby authorizes Investor to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower.  Borrower agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Borrower shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.  Notwithstanding the foregoing, so long as there exists no Event of Default, the Borrower shall not be required to obtain the consent of the other parties to the existing License Agreements and In Licenses.

Section 13.                                      Certain Covenants of Borrower.  Borrower shall:

(a)                                  not use or permit any Collateral to be used unlawfully or in violation of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral to the extent the same could reasonably be expected to have a Material Adverse Effect;

(b)                                 at its own cost and expense, with respect to each property that it leases on which any Collateral is located, obtain, at Investor’s request, an agreement satisfactory to Investor with the landlord of such leased property, (i) subordinating such landlord’s lien in any Collateral to the security interest purported to be granted hereunder and (ii) granting access to such leased property;

(c)                                  maintain insurance as provided in Section 9.06 the Loan Agreement;

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(d)                                 notify Investor of any change in its name, identity or corporate structure at least fifteen (15) days prior to such change;

(e)                                  give Investor thirty (30) days’ prior written notice of any change in its chief place of business, chief executive office or residence or the office where Borrower keeps its records regarding the Collateral or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Borrower;

(f)                                    pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Borrower shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Borrower or any of the Collateral as a result of the failure to make such payment;

(g)                                 except for licenses of LFRP Intellectual Property and In Licenses in effect on the date hereof, not suffer to exist any license, lease, contract or agreement to which it is a party forming part of or used in the LFRP that contains any provision that purports to prohibit Borrower from granting to Investor a security interest in any item of Collateral including any such license, lease, contract or agreement itself;

(h)                                 comply with all of its obligations with respect to any personal property owned or leased by it and used in the LFRP, including capital leases, operating leases and purchase money indebtedness except to the extent non-compliance could not reasonably be expected to have a Material Adverse Effect;

(i)                                     from and after the date that the Duplicate Libraries are delivered to the location specified in Section 14(f), in the event that there are any updates or improvements to the LFRP Libraries, or other libraries as set forth in the definition of LFRP Libraries, promptly deliver sufficient quantities of such updated, improved or other LFRP Libraries as necessary to maintain the Duplicate Libraries as a duplicate reproducible supply of the LFRP Libraries at such location; and

(j)                                     not transfer, sell, convey, assign, dispose of or license the Company Physical Libraries, except (x) in the ordinary course of business of the LFRP consistent with past practices, or (y) outside the scope of the LFRP the non-exclusive licensing of the Company Physical Libraries but limited to a scope or for a use so as to not compete with the LFRP, provided, that non-exclusive licensing of the Company Physical Libraries under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Company Physical Libraries in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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(k)                                  concurrently with Borrower’s delivery of a Business Report pursuant to Section 9.03(e) of the Loan Agreement, confirm the attachment of the security interest in the registered intellectual property of Borrower created by this Agreement by execution of Copyright Security Agreement or a Patent Security Agreement, as applicable, with respect to any such registered intellectual property not subject at such time to a Patent Security Agreement or a Copyright Security Agreement, as applicable, and the filing of such agreement with the patent office or any other Governmental Authority as shall be necessary to create, preserve, protect or perfect Investor’s security interest in such intellectual property as may be reasonably requested by Investor.

Section 14.                                      Special Covenants With Respect to the Collateral.

(a)                                  Borrower shall:

(i)                                 diligently keep records in reasonable detail respecting the Collateral at its chief executive office or principal place of business;

(ii)                              not locate any Collateral in any location other than (1) those owned by Borrower or for which it has delivered an agreement described in Section 13(b) hereof, (2) the deposit accounts as contemplated by the Lockbox Agreement, or (3) in the locations as contemplated in Section 14(f), and shall not relocate any collateral from its location as of the Closing Date to another such location without first notifying Investor in writing of such relocation;

(iii)                           give thirty (30) days’ prior written notice to Investor of its intent to establish any additional place of business;

(iv)                          other than items deposited for collection in the Lockbox Account, forthwith turn over (with any required endorsement and assignment requested by Investor), any instrument or cash constituting Collateral;

(v)                             not create, incur, assume or suffer to exist any Lien with respect to Collateral, other than Permitted Liens;

(vi)                          not Transfer the Collateral, other than the Proceeds the Borrower is permitted to receive in accordance with the Lockbox Agreement, except (x) with respect to the LFRP, licensing out in the ordinary course of business of the LFRP consistent with past practices, or (y) outside the scope of the LFRP, non-exclusive licensing out of LFRP Intellectual Property (including the provision of LFRP Libraries or other biological material) but limited to a scope or for a use so as not to compete with the LFRP; provided, that non-exclusive licensing of LFRP Intellectual Property under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the LFRP Intellectual Property (including the provision of LFRP Libraries or other biological material) in a way that would allow such

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(vii)                       in the event that Borrower has rights to a commercial tort claim constituting Collateral, notify Investor and provide a detailed description of the claim and shall grant Investor a security interest therein in a manner specified by Investor; and

(viii)                    in the event that Borrower shall have a security interest in any property securing any Collateral, promptly execute an assignment of such security interest to Investor.

(b)                                 Borrower shall, at Borrower’s sole cost and expense, (A) take any and all actions and make all payments, which are necessary and desirable to diligently maintain the LFRP Patents owned by it; (B) defend such LFRP Patents against any claims of invalidity or unenforceability; and (C) take commercially reasonable measures to protect the proprietary nature of each item of LFRP Intellectual Property and to maintain in confidence all confidential information compromising a part thereof; provided, that in no event shall Borrower be required to take any action under subsection (B) or (C) if: (i) the failure to take action could not reasonably be expected to result in a Material Adverse Effect, (ii) the reasonably estimated cost to Borrower associated with pursuing such action would outweigh the reasonably estimated extent by which the Included Receipts and the interest in the Royalties retained by the Borrower would benefit as a result of successfully pursuing such action, or (iii) Borrower obtains the requisite written consent of Lenders required under the Loan Agreement, which shall not be unreasonably withheld (as in the case, for example, where pursuing such action would jeopardize the LFRP Intellectual Property or adversely effect the LFRP as a whole). Consent hereunder shall be provided or denied within ten (10) Business Days after notice and provision of such information as may be reasonably requested by the Lender from the Borrower. Borrower shall immediately notify Lender of such claim. The parties shall consult as to strategy regarding any response to such claim. Borrower shall not abandon, or fail to take any action necessary or desirable to prevent the disclaimer or abandonment of material LFRP Patents owned by it.

(c)                                  Unless there shall occur and be continuing any Event of Default and the Investor has accelerated the Obligations under the Loan Agreement, Borrower shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Borrower, such applications for protection of the LFRP Intellectual Property and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the LFRP Intellectual Property.  Upon the occurrence and during the continuance of any Event of Default, the Investor shall have the right but shall in no way be obligated to file applications for protection of the LFRP Intellectual Property and/or bring suit in the name of the Borrower or Investor to enforce the LFRP Intellectual Property and any license thereunder.  In the event of such suit, the Borrower shall, at the reasonable request of the Investor, do any and all lawful acts and execute any and all documents requested by the Investor in aid of such enforcement and the Borrower shall promptly reimburse and indemnify the Investor for all costs

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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and expenses incurred by the Investor in the exercise of its rights under this Section 14(c) in accordance with the Loan Agreement.  In the event that the Investor shall elect not to bring suit to enforce the LFRP Intellectual Property, the Borrower agrees, at the reasonable request of the Investor, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the LFRP Intellectual Property by any person.

(d)                                 Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Investor five (5) originals of a Special Power of Attorney in the form of Exhibit A annexed hereto for execution of an assignment of the Collateral to Investor, or the implementation of the sale or other disposition of the Collateral pursuant to Investor’s good faith exercise of the rights and remedies granted hereunder; provided, however, Investor agrees that it will not exercise its rights under such Special Power of Attorney unless an Event of Default has occurred and is continuing.

(e)                                  Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Investor the Patent Security Agreement and the Copyright Security Agreement (in respect of intellectual property not covered by the filings made promptly after the Closing Date) and all other documents, instruments and other items as may be necessary for Investor to file such agreements with the United States Patent and Trademark Office and United States Copyright Office and any similar domestic or foreign office, department or agency.  Borrower shall upon and after the occurrence of an Event of Default, use its commercially reasonable efforts to obtain any consents, waivers and agreements requested by Investor that are necessary to enable Investor to exercise its remedies with respect to the Collateral.

(f)                                    Certain Rights upon an Event of Default before and following a Foreclosure.

(i)                                    Upon the occurrence and during the continuance of an Event of Default and upon notice by Investor (the “Notice Event”):

(1)                                  Borrower hereby agrees to grant and hereby grants to Investor effective upon the Notice Event an exclusive worldwide royalty-free license, with the right to sublicense, under the Shared Intellectual Property (the “Marks”)) to the extent permitted under the In Licenses solely to carry out the LFRP program (including through a designee other than a phage-display company that competes with Borrower) in the same general manner as carried out by Borrower immediately prior to any such Event of Default; provided that such license shall be subject to any licenses granted by Borrower to third parties (not in violation of the Loan Agreement) prior to the date of the grant to Investor hereunder;

(2)                                  Borrower hereby agrees to grant and hereby grants to Investor effective upon the Notice Event an exclusive royalty-free limited license to use and display the Marks, solely in association with any product or service used or

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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provided in connection with the LFRP in the same general manner and at least as high a level of quality as carried out by Borrower immediately prior to any such Event of Default; provided, that (I) Borrower shall have the right to monitor any such product or service for the purpose of protecting and maintaining the level of quality established by Borrower prior to any such Event of Default; (II) Investor acknowledges that the goodwill and other benefits associated with such Marks shall inure to the benefit of Borrower; and (III) Investor shall not use or omit use of the Marks in any manner which would injure or destroy their value or diminish Borrower’s property rights; and provided, further, that, in the event Borrower advises Investor of any discrepancy in the level of quality of such products or services, Borrower shall have the right to terminate the use and display of the Marks by Investor (but not the other rights licensed hereunder) until such time as the discrepancy is corrected; and

(3)                                  For the avoidance of doubt, the Parties agree and acknowledge that (A) Investor shall not practice the licenses set forth in this Section 14(e)(i) unless and until the occurrence of an Event of Default and only for so long as such Event of Default continues; provided that such licenses shall immediately terminate on the date that the security interest granted under this Agreement is terminated in accordance with Section 20 hereof, and (B) subject to the grant of the security interest under and the other provisions of this Agreement and the Loan Agreement, Borrower shall retain ownership of its rights under the Shared Intellectual Property (including the Marks) and shall be free to practice, exploit and license the Shared Intellectual Property on a non-exclusive basis outside the scope of the LFRP but limited to a scope or for a use so as to not compete with the LFRP; provided that non-exclusive licensing of Shared Intellectual Property under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Shared Intellectual Property in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(ii)                                 Upon the occurrence and during the continuance of an Event of Default, following or in connection with Investor’s exercise of the foreclosure remedies hereunder:

(1)                                  Investor hereby agrees to grant and hereby grants to Borrower a non-exclusive, perpetual, royalty-free worldwide license, with the right to sublicense, under the Shared Intellectual Property (other than the Marks) to the extent permitted under the In Licenses, for any purpose outside the LFRP on a non-exclusive basis, but limited to a scope or for a use so as to not compete with the LFRP; provided that non-exclusive licensing of Shared Intellectual Property under Internally Developed Product Agreements or under Co-Development

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Shared Intellectual Property in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(2)                                  Investor hereby agrees to grant and hereby grants to Borrower a non-exclusive, perpetual, royalty-free limited license to use and display the Marks in association with any product or service used or provided in connection with the Borrower’s business outside of the LFRP, within the scope permitted under Section 14(e)(ii)(1), above, in the same general manner and at least as high a level of quality as carried out by Borrower immediately prior to any such foreclosure; provided, that (I) Investor shall have the right to monitor any such product or service for the purpose of protecting and maintaining the level of quality established by Borrower prior to any such foreclosure; (II) Borrower acknowledges that the goodwill and other benefits associated with such Marks shall inure to the benefit of Investor; and (III) Borrower shall not use or omit use of the Marks in any manner which would injure or destroy their value or diminish Investor’s property rights; and provided, further, that, in the event Investor advises Borrower of any discrepancy in the level of quality of such products or services, Investor shall have the right to terminate the use and display of the Marks (but not the other rights licensed hereunder) by Borrower until such time as the discrepancy is corrected; and

(3)                                  Investor hereby agrees, at Borrower’s sole cost and expense, to make, or to permit Borrower to make, copies of all books, records, data bases, and information (including the handbooks, manuals and sequence information) related to the LFRP and to use all Shared Intellectual Property solely for the purpose of the conduct of the business of Borrower outside the LFRP within the scope permitted under Section 14(e)(ii)(1), above.  For avoidance of doubt, the licenses granted to the Borrower in Section 14(e)(ii) shall survive the termination of this Agreement.  The parties acknowledge that such licenses are licenses of “intellectual property” for the purposes of Section 365 (n) of the Bankruptcy Code.

(g)                                 Borrower prepared the Duplicate Libraries and delivered the Duplicate Libraries to Fisher Clinical Services, 631 Lofstrand Lane, Rockville, MD 20850 (phone:  (301) 315-2238) or such other secure location or locations as are reasonably acceptable to Borrower and Investor, clearly identified as the Duplicate Libraries prepared for the benefit of Investor, and segregated from property of Borrower.

(h)                                 Borrower shall:  (i) maintain copies of all source and object codes for all Software at one or more safe and secure locations reasonably acceptable to Investor, (ii) keep

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Investor fully informed of each such location, and (iii) maintain the currency of all such Software stored thereat.

(i)                                     Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Investor (to the extent there have been any changes in the information required to be included therein since the Closing Date) the Perfection Certificate.

(j)                                     Borrower agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Investor, that Investor has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against Borrower, and Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(k)                                  The Borrower shall:  (a) notify in reasonable detail Investor promptly, but in no event later than quarterly (on the earlier of the date on which the Business Report is delivered by the Borrower or the date on which such Business Report is due in each fiscal quarter) after the acquisition, execution or filing thereof, of any (i) License Agreements, LFRP Patents, Co-Development Agreements, payments under which form part of the Collateral, and In Licenses, and (b) on the last day of each quarter provide, in reasonable detail, updates to Schedules 2(b)(i), 2(b)(ii) 2(c), 2(e), 2(j)(i) and 2(j)(ii), which would make the representations and warranties contained in Section 11(c)(i) true, correct and complete as of such date of the delivery of such Business Report.  Upon the delivery and acceptance of such updated schedules by Investor, such schedules will be automatically deemed to amend and restate Schedules 2(b)(i), 2(b)(ii), 2(c), 2(e), 2(j)(i) and 2(j)(ii) hereto.(1)

Section 15.                                      Investor Appointed Attorney-in-Fact.  Borrower hereby irrevocably appoints Investor, or any person or agent as Investor may designate as such, Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Investor or otherwise, from time to time in Investor’s discretion to take any action and to execute any instrument that Investor may in its good faith sole discretion deem necessary or advisable to accomplish the following:

(a)                                  upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral, and to manage the LFRP, including taking actions under the License Agreements and In Licenses;

(1)                                  Note we will revise format of Reports so that the amendments to schedules are more straightforward.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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(b)                                 upon the occurrence and during the continuance of an Event of Default, to receive, direct payment of, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)                                  upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Investor may in its good faith sole discretion deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Investor with respect to any of the Collateral;

(d)                                 upon the occurrence and during the continuance of an Event of Default, to pay or discharge taxes or liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Investor in its sole discretion, any such payments made by Investor to become obligations of Borrower to Investor, due and payable immediately without demand;

(e)                                  upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, drafts against debtors, assignments, verifications, notices and other documents relating to the Collateral; and

(f)                                    upon the occurrence and during the continuance of an Event of Default, to perform any obligations of the Borrower under the Transaction Documents with the Borrower which the Borrower has not performed.

(g)                                 upon and at any time after the occurrence and during the continuance of an Event of Default, to prepare, file and sign Borrower’s name on an assignment document in such form as Investor may in its sole discretion deem necessary or desirable to transfer ownership of the Collateral to Investor or an assignee or transferee of Investor, which transfer expressly shall be subject to the rights of the Borrower in such Collateral set forth in Section 14(e) hereof.

Section 16.                                      Standard of Care.  The powers conferred on Investor hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of good faith and of reasonable care in the accounting for monies actually received by Investor hereunder, Investor shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Investor shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Investor accords its own property.  The Investor shall act as agent hereunder for any other Lenders that become a party to the Loan Agreement after the date hereof and the security interest granted hereunder to the Investor is also granted to the Investor for the benefit of other Lenders.  Except as provided in the Loan Agreement, the Investor shall have no duty to any Lender hereunder and its sole responsibility shall be limited to

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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(i) being named as a secured party hereunder and in any UCC financing statement, intellectual property filing, Lockbox Agreement, any escrow agreement or other documents, instrument or agreement entered into or filed pursuant hereto and (ii) holding any possessory Collateral delivered to it by the Company pursuant hereto, in each case for the benefit of all Lenders.  The Investor is entitled to, but has no obligation to exercise any rights or remedies hereunder or under applicable law.

Section 17.                                      Remedies Upon Event of Default.

(a)                                  If, and only if, any Event of Default shall have occurred and be continuing, Investor may exercise in respect of the Collateral (i) all rights and remedies provided for herein, under the Loan Agreement or otherwise available to it, (ii) all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the Collateral), in all relevant jurisdictions, and (iii) the rights to:

(i)                                     require Borrower to, and Borrower hereby agrees that it will at its cost and expense and upon request of Investor forthwith, assemble all or part of the Collateral as directed by Investor and make it available to Investor at a place to be designated by Investor that is reasonably convenient to both parties;

(ii)                                  personally or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from Borrower or any other person who has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon Borrower’s premises where any of the Collateral is located and remove same;

(iii)                               foreclose or otherwise enforce Investor’s security interest in any manner permitted by law or provided for in this Agreement;

(iv)                              without notice except as may be required by applicable law and that cannot be waived, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place or places for cash, on credit, or for future delivery, and upon such other terms as Investor may deem commercially reasonable; and

(v)                                 without notice, exercise any right to set-off or offset provided by law.

(b)                                 Until an Event of Default has occurred and is continuing, Borrower shall, subject to the provisions of the Loan Agreement and the Lockbox Agreement, continue to collect, at its own cost and expense, all amounts due or to become due Borrower in respect of the Collateral; it being understood and agreed that any and all such collections shall be held in trust for, and be for the benefit of, Investor.  In connection with such collections; provided, no Event of Default shall have occurred and be continuing, Borrower may, subject to the provisions of the Loan Agreement, take such action as Borrower reasonably may deem necessary or advisable to enforce collection of the Collateral.  At any time after an Event of Default has occurred and is continuing, Investor shall have the right to notify the account debtors or obligors under any Collateral of the security interest of Investor in such Collateral and to direct such account debtors

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or obligors to make payment to Investor (or its designee) of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or adjust, settle or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidence thereby.  If an Event of Default has occurred and is continuing, upon the request of Investor, Borrower shall, at its own cost and expense, notify any parties obligated on any of the Collateral to make payment to Investor (or its designee) of any amounts due or to become due thereunder, and in such event, Investor is authorized to endorse, in the name of Borrower, any item representing any payment on or other proceeds of any of the Collateral.  Borrower irrevocably directs and requires all licensees and account debtors to honor Investor’s request for direct payment and comply with any such request, notwithstanding any directions or instructions to the contrary that may be given by Borrower and agrees that the compliance by such licensee or account debtor with the provisions of this Section shall not be deemed a violation of such party’s contractual agreements with Borrower.

(c)                                  After delivery to Borrower by Investor of a notice that an Event of Default has occurred and so long as such Event of Default is continuing: (i) all amounts and proceeds (including instruments) received by Borrower in respect of any Collateral shall be received in trust for the benefit of Investor hereunder, shall be segregated from other funds of Borrower, and shall be forthwith paid over to Investor in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Security Agreement; and (ii) Borrower shall not adjust, settle, or compromise the amount or payment of any Collateral, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

(d)                                 After the occurrence and during the continuation of an Event of Default, (i) Investor may in its own name or in the name of others communicate with account debtors (including Contract Parties to License Agreements and In License Agreements) in order to verify with them to Investor’s reasonable satisfaction the existence, amount and terms of any Collateral and (ii) Investor shall have the right, at Borrower’s cost and expense, to make test verifications of the Collateral in any reasonable manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance as Investor may reasonably require in connection therewith.

(e)                                  Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Investor shall have the right (but not the obligation) to bring suit, in the name of Borrower, Investor or otherwise, to enforce any Collateral, in which event Borrower shall, at the request of Investor, do any and all lawful acts and execute any and all documents required by Investor in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Investor as provided in the Loan Agreement and Section 19 hereof, as applicable, in connection with the exercise of its rights under this Section 17.

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Section 18.                                      Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, all proceeds received by Investor in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in good faith to satisfy (to the extent of the net cash proceeds received by Investor) the payment in full in cash of amounts constituting Secured Obligations, in each case equally and ratably to the holders of the Tranche A Loans and Tranche B Loans, in accordance with the amounts of such Loans then outstanding, respectively.

Section 19.                                      Expenses.

(a)                                  Borrower agrees to pay to Investor upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Investor may incur in connection with (i) the custody, preservation, management, enforcement, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Investor hereunder, or (iii) the failure by Borrower to perform or observe any of the provisions hereof.  Any costs and expenses payable hereunder shall be deemed to be Secured Obligations and entitled to the security interest hereunder.

(b)                                 The obligations of Borrower in this Section 19 shall survive the termination of this Agreement and the discharge of Borrower’s other obligations under this Agreement and the Loan Agreement.

Section 20.                                      Continuing Security Interest; Termination and Release.

(a)                                  This Agreement shall (i) create a continuing security interest in the Collateral, (ii) remain in full force and effect until the later of the indefeasible payment and performance in full of the Secured Obligations and the expiration or termination of the Loan Agreement (other than indemnification obligations that are unasserted at the time of expiration or termination of Loan Agreement and other contingent obligations that, by their terms, survive the termination hereof and thereof), (iii) be binding upon Borrower and its respective successors and assigns, and (iv) inure, together with the rights and remedies of Investor hereunder, to the benefit of Investor and its successors, transferees and assigns.  The Borrower agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Investor upon the bankruptcy or reorganization of the Borrower or otherwise.

(b)                                 Upon the payment and performance in full of all Secured Obligations (other than indemnification obligations that are unasserted as of the expiration or termination of the Loan Agreement and other contingent obligations not then due and payable that, by their terms, survive the termination hereof), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower.  Upon such termination or any release of Collateral or any part thereof in accordance with the provisions of Section 10.02(b) of the Loan

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Agreement, the Investor shall, upon the request and at the sole cost and expense of the Borrower, assign, transfer and deliver to Borrower, against receipt and without recourse to or warranty by the Investor except as to the fact that the Investor has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Investor and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC 3 termination financing statements or releases) acknowledging the termination hereof and the security interest granted hereby or the release of such Collateral, as the case may be.

Section 21.                                      Miscellaneous.

(a)                                  Notices.  All notices, consents, waivers and communications hereunder given by any party to any other party shall be given pursuant to Section 13.04 of the Loan Agreement.

(b)                                 Effectiveness; Entire Agreement.  The terms and provisions of this amended and restated Security Agreement shall only become effective and supersede the terms and provisions of the Original Security Agreement upon the occurrence of the funding of the Tranche B Loan.  This Agreement, together with the other Transaction Documents and Schedules and Exhibits hereto and thereto (which are incorporated herein by reference), constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.  No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in Schedules or Exhibits hereto) has been made or relied upon by any party hereto.  None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(c)                                  Amendments; No Waivers.

(i)                                    This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto and subject to any consent required under the Loan Agreement; provided, that Investor may amend this agreement without the consent of the Borrower in order to add mechanics related to syndication of the Loan to one or more additional Lenders so long as such amendments do not in any way alter Borrower’s rights or obligations hereunder. Investor may take any action that is permitted under the Loan Agreement or hereunder.  No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.  To the extent Borrower transfers any of the Collateral to any of its Subsidiaries, then such Subsidiaries shall execute a joinder to this Agreement or a new agreement substantially similar to this Agreement and any other applicable Loan Documents, in each case in form and substance reasonably satisfactory to the Investor, to confirm the continued security interest of the Investor in such Collateral.

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(ii)                                 No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d)                                 Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and any reference herein to a party shall be deemed a reference to such party’s successors and assigns, if any.  Borrower shall not be entitled to assign any of its obligations and rights hereunder or any other Transaction Documents without the prior written consent of Investor.  Investor may assign this Agreement and any of its rights hereunder without restriction.

(e)                                  Severability.  If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

(f)                                    Interpretation.  When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated.  The terms “Agreement”, “herein”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, mean this Agreement, as amended, supplemented or otherwise modified from time to time.  The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”.  No party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against any other party.

(g)                                 Headings and Captions.  The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

(h)                                 Governing Law; Jurisdiction.

(i)                                    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

(ii)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS.

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EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

(iii)                              EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERRED TO IN SUBSECTION (ii) ABOVE OF THIS SECTION 21(h) IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS ON THE OTHER PARTY IN ANY OTHER MANNER PERMITTED BY LAW.

(i)                                    Waiver of Jury Trial; Exclusion of Punitive Damages.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN ADDITION, WITHOUT LIMITING BORROWER’S OBLIGATION TO INDEMNIFY INVESTOR FOR ANY THIRD PARTY CLAIM FOR PUNITIVE DAMAGES, IN ANY LITIGATION OR ARBITRATION BETWEEN THE PARTIES HEREUNDER NEITHER PARTY SHALL BE ENTITLED TO SEEK PUNITIVE DAMAGES FROM THE OTHER PARTY.

(j)                                    Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWER:	DYAX CORP.

By:
Name:
Title:

INVESTOR:	COWEN HEALTHCARE ROYALTY PARTNERS, L.P.,
as Lender

	By:	Cowen Healthcare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SCHEDULE 1
TO
SECURITY AGREEMENT

Definitions

Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings; provided, however, that the term “instrument” shall be such term as defined in Article 9 of the UCC rather than Article 3 of the UCC.

 “Collateral” has the meaning set forth in Section 2 of this Agreement.

“Company Physical Libraries” shall mean the biological material, individually or collectively, comprising each of the LFRP Libraries in the possession of the Borrower.

“Copyright Security Agreement” means an agreement substantially in the form set forth in Exhibit B and suitable for filing with the United States Copyright Office, including the executed Copyright Security Agreement, executed in counterparts, dated August 5, 2008.

“Duplicate Libraries” has the meaning specified in Section 2(l).

“Marks” has the meaning specified in Section 14(f).

“Notice Event” has the meaning specified in Section 14(f).

“Original Security Agreement” has the meaning specified in the recitals hereto.

“Patent Security Agreement” means an agreement substantially in the form set forth in Exhibit C and suitable for filing with the United States Patent and Trademark Office, including the executed Patent Security Agreement, executed in counterparts, dated August 5, 2008.

“Perfection Certificate” means a document in the form set forth on Exhibit D hereto.

“Permitted Liens” means tax liens or assessments and other governmental levies that are not yet due and payable or similar non-consensual liens for amounts not yet due and payable, which also qualify as “Permitted Liens” as defined in the Loan Agreement.

“Pledged Deposit Accounts” has the meaning specified in Section 2(j).

“Proceeds” or “proceeds” includes whatever is receivable or received when Collateral is sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Secured Obligations” means any and all Obligations of Borrower under the Transaction Documents including all amounts owing under the Loan Agreement, including the

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

payment to Investor of the amounts of the Included Receipts with respect to any Royalties or other payments received by the Borrower, damages, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding), reimbursement of fees, costs, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such liabilities and other obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Investor as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Borrower now or hereafter existing under this Agreement.

“Shared Intellectual Property” means, collectively, those items identified in Sections 2(b), 2(e), 2(f) and 2(h) hereof.

“Transfer” means any sale, conveyance, assignment, disposition or license either to a third party or to an Affiliate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or Delaware, as applicable.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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EXHIBIT E

Form of Notice of Borrowing

Dyax Corp.
300 Technology Square
Cambridge, MA 02139

March 18, 2009

Cowen Healthcare Royalty Partners, L.P.
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Gregory B. Brown, M.D.

Ladies and Gentlemen:

The undersigned (the “Borrower”) refers to the Loan Agreement, dated as of August 5, 2008, as amended and restated as of March 18, 2009, (as may be further amended from time to time, the “Loan Agreement”), between the Borrower and Cowen Healthcare Royalty Partners, L.P. (the “Lender”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.02 of the Loan Agreement, that it hereby requests to borrow an amount of Tranche B Loans equal to $15,000,000 (the “Borrowing”), which amount shall be delivered to Borrower on the Tranche B Funding Date in accordance with the terms of the Loan Agreement.

The bank and account to which the proceeds payable to the Borrower pursuant to Section 2.03 of the Loan Agreement should be sent are:

Beneficiary Bank ABA #	121 140 399
Beneficiary Bank Name	Silicon Valley Bank San Jose
3005 Tasman Drive
Santa Clara, CA 95054
Contact Name	Susana Santos
Relationship Advisor
617-630-4117
Beneficiary Name	Dyax Corporation
Beneficiary Account #	3300211750

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Very truly yours,

DYAX CORP.

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT F
Lockbox Instructions

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Lockbox Account Payment Procedures

During each calendar quarter, all Gross Payments deposited into the Lockbox Account shall be treated in the following priority with sweeps to occur not less frequently than monthly:

I.                                         Any amounts shall be swept into the Company Concentration Account until Company shall have received an amount equal to any CAT Payments due to MedImmune Limited as a result of, or in connection with, such Gross Payments.

II.                                     Any remaining amounts shall be swept into the Company Concentration Account for the payment of any Reimbursement Payments in the amounts received from Contract Parties;

III.                                 Any remaining amounts shall be swept as follows:

A.                                   The remaining amounts shall be swept into the Assignee Concentration Account until Assignee shall have received an amount equal to Applicable Included Receipts(2); and

B.                                     The remainder of the remaining amounts shall be swept into the Company Concentration Account.

For the avoidance of doubt, on the first day of any calendar quarter, that process above shall be reset and repeated.

(2)  As provided in the Loan Agreement, “Applicable Included Receipts” shall exclude FTE Payments so long as the principal amount of the Loan prepaid pursuant to Section 3.01(a) of the Loan Agreement exceeds any principal amount added to the Loans pursuant to Section 4.01(a)(ii) of the Loan Agreement (as calculated on an annual basis for each calendar year) which shall be determined at the end of any applicable calendar year and shall be applied to amortization in accordance with Section 3.01(a), provided that Borrower may, at its option, include such costs in Applicable Included Receipts on a quarterly basis to pay scheduled amortization in accordance with Section 3.01(a).

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT G

Form of Certificate of the Borrower

The undersigned authorized officer of DYAX CORP., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), does hereby certify on behalf of the Borrower that:

1.                                       This certificate is furnished pursuant to Section 7.02(b)(i) of the Loan Agreement, dated as of August 5, 2008, amended and restated as of March 18, 2009, by and between the Borrower and Cowen Healthcare Royalty Partners, L.P. (such Loan Agreement as in effect on the date of this Certificate, the “Loan Agreement”).  Capitalized terms used but not defined in this certificate shall have the meanings given in the Loan Agreement.

2.                                       No event has occurred and is continuing that constitutes a Default or an Event of Default and no such event will occur or will have occurred by reason of the Tranche B Loans.

3.                                       The representations and warranties made by the Borrower in Article VIII of the Loan Agreement and in the other Transaction Documents are true and correct and will be true after giving effect to the Tranche B Loans.

4.                                       All of the conditions set forth in Section 7.02(a), (c), and (e) through (k) of the Loan Agreement have been satisfied.  All documents specified in Section 7.02(b) and all documents and information requested by the Lender pursuant to Section 7.02(d) have been delivered to Lender.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.

DYAX CORP.

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT H

Form of Edwards, Angell Palmer & Dodge LLP Opinion

[*****]

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EXHIBIT I
Form of Wolf Greenfield Opinion

[*****]

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EXHIBIT J
Form of Lowrie, Lando & Anastasi, LLP Opinion

[*****]

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EXHIBIT K

FORM OF TRANCHE B WARRANT AGREEMENT

WARRANT AGREEMENT

Dated as of

March 18, 2009

between

DYAX CORP.

and

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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SECTION 4.9.	ADJUSTMENT TO WARRANT CERTIFICATE	14
SECTION 4.10.	ADJUSTMENTS OR ISSUANCES DEFERRED/ADJUSTMENTS NOT REQUIRED	14
ARTICLE 5

REPRESENTATIONS AND AGREEMENT OF THE COMPANY
ARTICLE 6

MISCELLANEOUS
SECTION 6.1.	PERSONS BENEFITING	16
SECTION 6.2.	RIGHTS OF HOLDERS	16
SECTION 6.3.	AMENDMENT	16
SECTION 6.4.	NOTICES	17
SECTION 6.5.	GOVERNING LAW	18
SECTION 6.6.	JURISDICTION; WAIVER OF TRIAL BY JURY	18
SECTION 6.7.	SUCCESSORS	19
SECTION 6.8.	COUNTERPARTS	19
SECTION 6.9.	TABLE OF CONTENTS	19
SECTION 6.10.	SEVERABILITY	19
SECTION 6.11.	REMEDIES	19

EXHIBIT A	-	Form of Warrant Certificate
EXHIBIT B	-	Form of Transfer Certificate
EXHIBIT C	-	Form of Certification

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WARRANT AGREEMENT, dated as of March 18, 2009 (this “Agreement”), between DYAX CORP., a Delaware corporation (the “Company”), and COWEN HEALTHCARE ROYALTY PARTNERS, L.P., a Delaware limited partnership (the “Initial Holder”).

RECITALS

WHEREAS, the obligation of the Initial Holder to fund the Tranche B Loan (as defined below) under the Loan Agreement, dated as of August 5, 2008, amended and restated as of March 18, 2009, by and between the Company and the Initial Holder (as may be further amended from time to time, the “Loan Agreement”), is contingent on the Company’s execution and delivery of this Warrant Agreement and the issuance to the Initial Holder of the Warrants (as defined below); and

WHEREAS, the Company and the Initial Holder desire to enter into this Agreement in order to set forth the terms and conditions of the Warrants.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

Section 22.

DEFINED TERMS

(a)                                                                                                          Definitions.

All terms defined in the Loan Agreement shall have such defined meanings when used herein or in any Exhibit hereto unless otherwise defined herein or therein.  As used in this Agreement, the following terms shall have the following meanings:

“Board” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

“Cashless Exercise Ratio” means a fraction, (a) the numerator of which is the excess of (i) the Current Market Value per share of Common Stock on the date of exercise over (ii) the Exercise Price per share on the date of exercise and (b) the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Expiration Date” means August 5, 2016.

“Fair Market Value” means, as of any date of determination, the price that a willing buyer would pay to a willing seller for the Common Stock, in an arm’s-length

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

transaction, with neither party being under any immediate obligation or need to consummate the transaction, it being understood that the buyer and seller, in arriving at such price, would each consider, among other factors customarily considered by valuation professionals, the past and prospective earnings of the Company, comparable stock market valuations, and the absence or existence of liquidity for the Common Stock.

“Holder” means the duly registered holder of a Warrant under the terms of this Agreement.

“Issuance Date” means, as to any Warrant, the date on which such Warrant is issued in accordance with Section 3.1 hereof.

“Loan Agreement” has the meaning specified in the recitals hereto.

“Officer” means the Chief Executive Officer, the Chief Financial Officer, any Executive Vice President or the Treasurer of the Company.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation hereinafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission (or any successor thereto).

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means any day on which trading in equity securities is generally conducted on the principal Trading Market on which the Common Stock is then listed or included.

“Trading Market” means the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, The New York Stock Exchange, Inc. and the OTC Bulletin Board.

“Tranche B Funding Date” has the meaning specified in the Loan Agreement.

“Tranche B Loan” has the meaning specified in the Loan Agreement.

“Transfer Restricted Securities” means the Warrants and the Warrant Shares which may be issued to Holders upon exercise of the Warrants, whether or not such exercise has been effected.  Each such security shall cease to be a Transfer Restricted Security when the legend set forth in Section 2.5 hereof is, or may be, removed pursuant to Section 2.4(b)(iv) hereof.

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“Warrant” means a warrant to purchase one share of Common Stock.  The Warrants to be issued on each Issuance Date shall be evidenced by Warrant Certificates.

“Warrant Certificates” means the certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit A hereto.

“Warrant Shares” means the shares of Common Stock to be issued and received, or issued and received, as the case may be, upon exercise of the Warrants.

(b)                                                                                                         Other Definitions.

Term	Defined in Section
“Agreement”	Preamble
“Cashless Exercise”	3.5
“Certificate Register”	2.3
“closing price”	4.4
“Combination”	4.3
“Company”	Preamble
“Current Market Value”	4.4
“Exercise Commencement Date”	3.3(a)
“Exercise Date”	3.5
“Exercise Price”	3.2
“Exercise Rate”	4.1
“Initial Holder”	Preamble
“Loan Agreement”	Recitals
“Time of Determination”	4.4
“Transfer Agent”	3.6

(c)                                                                                                          Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to the Loan Agreement or any other agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement, (e) any reference to any law or regulation herein shall refer to such law or regulation

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as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 23.

Warrant Certificates

(a)                                                                                                          Issuance and Dating.  The Warrant Certificates will be issued on the Tranche B Funding Date in registered form as definitive Warrant Certificates, substantially in the form of Exhibit A hereto (subject to Section 4.9 hereof), which is hereby incorporated in and expressly made a part of this Agreement.  Except for Warrant Certificates delivered pursuant to Section 2.4(b)(iv) hereof, the Warrant Certificates shall bear the legend required by Section 2.5 hereof.  Each Warrant shall be dated the date of its execution by the Company.  The terms of the Warrants set forth in Exhibit A are part of the terms of this Agreement.

(b)                                                                                                         Execution and Countersignature.  The Warrants to be issued pursuant to this Agreement shall be executed on behalf of the Company by manual signature by one Officer.  The Warrant Certificates shall be delivered in accordance with Section 2.1 hereof.

(c)                                                                                                          Certificate Register.  The Company shall keep a register (the “Certificate Register”) of the Warrant Certificates and of their transfer and exchange.  The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates.  The Company may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

(d)                                                                                                         Transfer and Exchange.

(i)                                     When Warrants are presented to the Company with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Company shall register the transfer or make the exchange; provided, however, that the Warrant Certificates representing such Warrants surrendered for transfer or exchange:

(1)                                  shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder thereof; and

(2)                                  in the case of Warrants that are Transfer Restricted Securities, shall be accompanied by the following additional information and documents:

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(i)                                                             a certificate from such Holder in substantially the form of Exhibit B hereto certifying that:

such securities are being delivered for registration in the name of such Holder without transfer;

such securities are being transferred to the Company;

such securities are being transferred pursuant to an effective registration statement under the Securities Act; or

such securities are being transferred (w) to a “qualified institutional buyer”, as defined in Rule 144A under the Securities Act pursuant to such Rule 144A, (x) in an offshore transaction in accordance with Rule 904 under the Securities Act, (y) in a transaction meeting the requirements of Rule 144 under the Securities Act or (z) pursuant to another available exemption from the registration requirements of the Securities Act; and

(ii)                                                          provided, however, that in the case of any transfer described under clause (a)(ii)(A)(4) of this Section 2.4, the certificate will be accompanied by an opinion of counsel reasonably acceptable to the Company that the transfer is exempt from the registration requirements of the Securities Act.

(ii)                                  (1)                                  To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates as required pursuant to the provisions of this Section 2.4.

(2)                                  All Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(3)                                  No service charge shall be made by the Company to any Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the principal office of the Company.  The Company will pay all documentary stamp taxes attributable to the issuance of the Warrants and the Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any certificates for Warrant Shares in a name other than the Holder of such Warrant Certificate.

(4)                                  Upon any sale or transfer of Warrants pursuant to an effective registration statement under the Securities Act, in accordance with Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required, the Company shall permit the Holder thereof to exchange such

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Warrants for Warrants represented by Warrant Certificates that do not bear the legend set forth in Section 2.5(a) hereof and rescind any restriction on the transfer of such Warrants; provided, however, that the Warrant Certificate shall continue to bear a legend with respect to restrictions on the transfer of the Warrant Shares.

(e)                                                                                                          Legends.

(i)                                     Except for Warrant Certificates delivered pursuant to Section 2.4(b)(iv) hereof, each Warrant Certificate evidencing the Warrants (and all Warrant Certificates issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

“THE WARRANTS AND THE WARRANT SHARES (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS.  THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(ii)                                  Each certificate representing the Warrant Shares (unless such Warrant Shares are not Transfer Restricted Securities) shall bear a legend in substantially the following form:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

(f)                                                                                                            Replacement Certificates.  If a mutilated Warrant Certificate is surrendered to the Company or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate.  If required by the Company, such Holder shall furnish an indemnity bond (or, in the case of the Initial Holder, an unsecured indemnity) sufficient in the reasonable judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced.  The Company may charge the Holder for its reasonable expenses in replacing a Warrant Certificate.  Every replacement Warrant Certificate is an additional obligation of the Company.

(g)                                                                                                         Cancellation.

(i)                                     In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates representing such Warrants shall thereupon be cancelled.

(ii)                                  The Company shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation.  The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.

Section 24.

INITIAL ISSUANCE AND EXERCISE TERMS

(a)                                                                                                          Initial Issuance of Warrants.  On the Tranche B Closing Date subject to receipt by the Company of a Certificate from the Initial Holder, substantially in the form of Exhibit C hereto, the Company shall execute and deliver to the Initial Holder a Warrant Certificate representing 250,000 Warrants registered in the name of the Initial Holder.  Such Warrant Certificate shall be issued by its terms contemporaneous with, and as a condition to, the funding by the Initial Holder of the Tranche B Loan on the Tranche B Funding Date.

(b)                                                                                                         Exercise Price.  Each Warrant shall entitle the Holder thereof to purchase one share of Common Stock (as the same may be adjusted pursuant to Article 4) for

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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a per share exercise price of $[                                                         ](3) (as the same may be adjusted pursuant to Article 4, the “Exercise Price”).

(c)                                                                                                          Exercise Period.

(i)                                     Subject to the terms and conditions set forth herein, each Warrant shall be exercisable at any time or from time to time on or after the earlier to occur of (i) the one year anniversary of the Tranche B Funding Date and (ii) the date on which the Company delivers or is required to deliver to the Holders written notice of a Combination pursuant to clause (d) of Section 4.8 hereof (such date, the “Exercise Commencement Date”).

(ii)                                  No Warrant shall be exercisable after 6:00 p.m., New York time, on the Expiration Date.

(d)                                                                                                         Expiration.  A Warrant shall terminate and become void as of the earlier of (a) 6:00 p.m., New York time, on the Expiration Date and (b) the time and date such Warrant is exercised.  The Warrants shall terminate and become void after the Expiration Date.

(e)                                                                                                          Manner of Exercise.  Subject to Section 3.3 hereof, Warrants may be exercised upon (a) surrender to the Company of the Warrant Certificate(s) representing such Warrants, together with the form of election to purchase Warrant Shares on the reverse thereof duly completed and executed by the Holder thereof and (b) payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised (each date on which such exercise occurs, an “Exercise Date”).  Such payment of the Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise be nominally exercisable immediately prior to such exercise if payment of the Exercise Price were being made in cash pursuant to clause (i) of this Section 3.5 and (2) the Cashless Exercise Ratio.  An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a “Cashless Exercise”.  For U.S. tax purposes, the Company and the Initial Holder agree to treat an exercise of Warrants pursuant to a Cashless Exercise as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.  All provisions of this

(3)                                  Shall be a number equal to 125% of the average closing sale price of a share of Common Stock for the 45 consecutive calendar days immediately preceding the earlier of (i) the date of this Agreement and (ii) the date of public announcement of the financing.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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Agreement shall be applicable with respect to an exercise of Warrants pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby.  The rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or in part from time to time during the period commencing on the Exercise Commencement Date and ending at 6:00 p.m., New York time, on the Expiration Date and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date a new Warrant Certificate exercisable for the remaining Warrants will be duly executed and promptly issued by the Company in accordance with this Agreement.

(f)                                                                                                            Issuance of Warrant Shares.  Upon the surrender of Warrant Certificates and payment of the per share Exercise Price (either in cash or by Cashless Exercise), as set forth in Section 3.5 hereof, the Company shall within three Business Days issue and cause the transfer agent for the Common Stock (“Transfer Agent”) to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.7 hereof in respect of any fractional Warrant Shares otherwise issuable upon such exercise.  Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price (either in cash or by Cashless Exercise).

(g)                                                                                                         Fractional Warrant Shares.  No fractional Warrant Shares shall be issued on exercise of Warrants.  If more than one Warrant shall be exercised at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so exercised.  If any fraction of a Warrant Share would, except for the provisions of this Section 3.7, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall notify the Holder exercising the Warrant in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently shall pay to such Holder an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, rounded up to the nearest whole cent.

(h)                                                                                                         Reservation of Warrant Shares.  The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants at all times until the Expiration Date, or the time at which all Warrants have been exercised or cancelled.  All Warrant Shares that may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.  The Company will provide or otherwise make available to the Transfer Agent any cash which may be payable as provided in Section 3.6

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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hereof.  The Company will furnish to the Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

(i)                                                                                                             Listing on Securities Exchange.  The Company will use commercially reasonable efforts to procure, at its sole cost and expense, the listing of all Warrant Shares (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock then listed and to maintain such listing of all Warrant Shares after issuance.

Section 25.

ANTIDILUTION PROVISIONS

(a)                                                                                                          Changes in Common Stock.  In the event that, at any time or from time to time after the date of this Agreement, the Company shall (a) pay a dividend or make a distribution on its Common Stock exclusively in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each case the number of shares of Common Stock purchasable upon exercise of each Warrant (the “Exercise Rate”) and the Exercise Price in effect immediately prior to such action will be proportionately adjusted upon the happening of such event so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive, upon payment of the same aggregate Exercise Price, the number of shares of Common Stock upon exercise that such Holder would have owned or have been entitled to receive had such Warrant been exercised immediately prior to the happening of any of the events described in clauses (a), (b) or (c) of this Section 4.1 (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor).  An adjustment made pursuant to this Section 4.1 shall become effective at the opening of business on the day immediately following the record date fixed for determining the stockholders entitled to receive such dividend or distribution, in the case of a dividend or distribution in shares of Common Stock, and shall become effective at the opening of business on the day immediately following the effective date of such subdivision or combination.

(b)                                                                                                         Dividends and Other Distributions.  In the event that, at any time or from time to time after the date of this Agreement, the Company shall make or issue, or fix a record date for the determination of stockholders entitled to receive, a dividend or other distribution payable in securities (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event, lawful and adequate provision shall be made so that, after giving effect to the making of such provision, the Holder of each Warrant, upon exercise of such Warrant, shall be entitled to receive, and such Warrant shall represent the right to receive, in addition to the number of Warrant Shares issuable thereunder, the kind and amount of securities, cash or other property to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior to the happening of such event (or, in the case of a dividend or other distribution in respect of which a record date

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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is fixed, immediately prior to the record date therefor) and such Holder had, during the period from and including the effective date of such provision to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments provided for in this Article 4 during such period.  A provision made pursuant to this Section 4.2 shall become effective at the opening of business on the day immediately following the happening of such event or, in the case of a dividend or other distribution in respect of which a record date is fixed, at the opening of business on the day immediately following such record date therefor.  The foregoing provisions of this Section 4.2 shall similarly apply to successive dividends or other distributions.

(c)                                                                                                          Combination.  In case, at any time, the Company shall (i) merge or consolidate with or into any other Person (other than a merger or consolidation in which the stockholders of the Company as of immediately prior to the consummation of the merger or consolidation own, immediately after such merger or consolidation, less than a majority of the outstanding Capital Stock entitled to vote under ordinary circumstances in the election of members of the Board of the surviving entity, (ii) sell all or substantially all of the Company’s assets, (iii) complete any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or other property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or other property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 4.1 hereof) and, in each case the previously outstanding Common Stock shall be converted or changed into or exchanged for different securities, interests, or other property or assets (including cash), or any combination of the foregoing (each such transaction being herein called a “Combination”), then, as a condition to the consummation of such Combination, lawful and adequate provision shall be made so that each Holder of a Warrant, upon the exercise of such Warrant at any time at or after the consummation of such Combination, shall be entitled to receive, and such Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to such consummation, the securities, cash or other property to which such Holder would have been entitled upon consummation of the Combination if such Holder had exercised such Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Article 4 and assuming such Holder failed to exercise any rights of election and received per share the kind and amount of consideration receivable per share by a plurality of non-electing shares).  The foregoing provisions of this Section 4.3 shall similarly apply to successive Combinations.

(d)                                                                                                         Current Market Value.  For purposes of any computation under Sections 3.5 and 3.7 hereof or this Article 4, the Current Market Value per share of Common Stock (the “Current Market Value”) at any date shall be (a) for purposes of Sections 3.5 and 3.7 hereof, the closing price of the Common Stock on the Trading Day immediately preceding the date of exercise of the applicable Warrant pursuant to Section 3 and (b) for purposes of this Article 4, the arithmetic average of the daily closing prices of such Common Stock for the

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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shorter of (i) the twenty (20) consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination (as defined below) and (ii) the consecutive Trading Days commencing on the date next succeeding the first public announcement of the event giving rise to the adjustment required by this Article 4 and ending on the Trading Day immediately prior to the Time of Determination.  The term “Time of Determination” as used herein shall be the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) if applicable, the date of commencement of “ex-dividend” trading in the Common Stock relating to the event giving rise to the adjustment required by this Article 4.  The “closing price” of the Common Stock for any Trading Day shall be the last reported sale price, regular way, of the Common Stock on such Trading Day or, in case no such reported sale takes place on such Trading Day, the arithmetic average of the closing bid and closing asked prices of the Common Stock for such Trading Day, in each case on the principal Trading Market on which the Common Stock is then listed or included.  Notwithstanding the foregoing, in the event that the Common Stock is not then listed or included on a Trading Market or if, for any other reason, the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 4.4, the Current Market Value per share of Common Stock shall be the Fair Market Value thereof and shall be determined in good faith by the Board, with the unanimous approval of the independent directors of the Board, not later than five (5) Business Days following the Time of Determination.  The Company shall, promptly after such determination by the Board, deliver to each Holder written notice of the Current Market Value per share of Common Stock, as so determined by the Board, together with a resolution of the Board evidencing such determination.

(e)                                                                                                          Certain Actions.

(i)                                     The Company shall not, directly or indirectly, by any action, including, without limitation, reincorporation in a jurisdiction other than Delaware, amending its certificate of incorporation or through any consolidation, merger, reorganization, reclassification, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against dilution or other impairment.  Without limiting the generality of the foregoing, the Company shall (i) take, at its sole cost and expense, all such action as may be necessary or appropriate in order that the Company may validly and legally issue Common Stock on the exercise of the Warrants from time to time outstanding and (ii) not take any action which results in any adjustment of the number of Warrant Shares if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s certificate of incorporation and available for the purposes of issuance upon such exercise.

(ii)                                  The Company shall not, directly or indirectly, (i) make any adjustment pursuant to this Article 4 to the extent that it would result in reducing the Exercise Price below

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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the then par value of the Common Stock or (ii) increase the par value of the Common Stock above its current $.01 per share.

(f)                                                                                                            Notice of Adjustment.

Upon any adjustment of the Exercise Rate and/or the Exercise Price pursuant to this Article 4, the Company shall promptly deliver to each Holder a certificate signed by an Officer of the Company setting forth, in reasonable detail, the event requiring such adjustment and the method by which such adjustment was calculated (including, if applicable, a description of the basis on which the Board determined the Fair Market Value of any evidences of indebtedness, securities or other property or assets, and attaching a Board resolution evidencing such determination), and specifying the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment.

(g)                                                                                                         Common Stock.  For purposes of this Article 4, the term “Common Stock” includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.  However, subject to Section 4.9 hereof, shares issuable upon exercise of the Warrants shall include only shares of the class designated as Common Stock on the date of this Agreement or shares of any other class or classes resulting from any reclassification or change of such Common Stock and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable upon exercise of the Warrants shall be substantially in the proportion which the total number of shares of such class resulting from such reclassification or change bears to the total number of shares of all such classes resulting from such reclassifications or changes.

(h)                                                                                                         Notice of Certain Transactions.  In the event that the Company shall propose to (a) pay any dividend or make any other distribution on the Common Stock, whether in cash, Common Stock, other Capital Stock or securities, including, without limitation, rights, options, warrants or convertible or exchangeable securities, evidences of indebtedness or other property or assets, (b) effect any subdivision, combination, reclassification or other change of its Common Stock, (c) effect any tender offer, exchange offer or open market repurchase program, in any case involving more than two percent (2%) of its outstanding Common Stock, (d) effect any Combination or (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall deliver written notice thereof to each Holder, at least ten (10) Business Days prior to the applicable record date hereinafter specified, or, in the case of events for which there is no record date, at least ten (10) Business Days prior to the effective date of such event or the commencement of such tender offer, exchange offer, or repurchase program.  Any written notice provided pursuant to this Section 4.8 shall state (i) the date as of which the holders of record of the Common Stock are entitled to receive any such Common Stock, other Capital Stock or securities, rights, options, warrants or convertible or

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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exchangeable securities, evidences of indebtedness or other property or assets, (ii) the commencement date of any tender offer, exchange offer or repurchase program for the Common Stock or (iii) the date on which any such Combination, dissolution, liquidation or winding-up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such Combination, dissolution, liquidation or winding-up.  The failure to give the notice required by this Section 4.8 or any defect therein shall not affect the legality or validity of any dividend, distribution, issuance, right, option, warrant, security, tender offer, exchange offer, repurchase program, Combination, reclassification, dissolution, liquidation or winding-up, or the vote upon any action.

(i)                                                                                                             Adjustment to Warrant Certificate.

The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 4, and Warrant Certificates issued after such adjustment may state the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not otherwise affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

(j)                                                                                                             Adjustments or Issuances Deferred/Adjustments Not Required.

(i)                                     All calculations under this Article 4 shall be made to the nearest 1/1,000th of one cent or to the nearest 1/1,000th of one share, as the case may be.

(ii)                                  In any case in which this Article 4 shall require an adjustment in the Exercise Rate or the making of a provision effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other equity of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other equity of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 3.7 hereof; provided, however, that the Company shall deliver to such Holder, upon request, a due bill or other appropriate instrument evidencing such Holder’s right to receive such additional Warrant Shares, other equity and cash upon the occurrence of the event requiring such adjustment.

(iii)                               Notwithstanding anything to the contrary contained in this Article 4, no adjustment in the Exercise Rate and the Exercise Price shall be required under clause (a) of Section 4.1 hereof if the Company issues or distributes to each Holder, at or before the time such issuance or distribution is made to the stockholders of the Company, the Common Stock referred to therein which would have been distributed to such Holders had the Warrants held by such

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

14

Holder been exercised immediately prior to happening of such event or the record date with respect thereto, as applicable.

Section 26.

REPRESENTATIONS AND AGREEMENT OF THE COMPANY

The Company represents and warrants to and agrees with the Initial Holder, as of the date hereof, as follows:

•                                          The Warrants and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (except for restrictions imposed generally by applicable securities laws).  The Company has reserved from its authorized but unissued Common Stock a number of shares of Common Stock that is at least equal to the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants (at the Exercise Rate in effect on the Tranche B Funding Date).

•                                          Assuming the accuracy of the Initial Holder’s representations and warranties set forth in the certificate attached as Exhibit C hereto and delivered by the Initial Holder pursuant to Section 3.1 hereof, no registration under the Securities Act is required for the offer, sale, issuance and delivery of the Warrants and the Warrant Shares by the Company to the Initial Holder as contemplated hereby.  The issuance and sale of the Warrants and the Warrant Shares do not contravene the rules and regulations of the Nasdaq Global Market.

•                                          Assuming that the Exercise Price of the Warrants is equal to or greater than a 10% premium on the closing price of the Company’s Common Stock on the Tranche B Funding Date, the Warrants are eligible for resale pursuant to Rule 144A of the Securities Act and will not, as of the initial Issuance Date to the Initial Holder, be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated inter-dealer quotation system.

•                                          The Company hereby agrees that, for so long as any Warrants or Warrant Shares remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to any Holder or beneficial owner of Warrants or Warrant Shares in connection with any sale thereof and any prospective purchaser thereof from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales pursuant to Rule 144A.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

15

•                                          None of the Company, its Affiliates or any Person acting on any of their behalf (other than the Holders and their Affiliates, as to whom the Company makes no representation or warranty) has, directly or indirectly, offered, issued, sold or solicited any offer to buy any security of a type which would be integrated with the sale of the Warrants in any manner that would require the Warrants to be registered under the Securities Act.  None of the Company, its Affiliates or any Person acting on any of their behalf (other than the Holders and their Affiliates, as to whom the Company makes no representation or warranty) has engaged in any form of general solicitation or general advertising within the meaning of Rule 502 in connection with the offering of the Warrants.

•                                          The Holders will have no obligation with respect to any brokerage or finder’s fees or commissions payable by the Company or any of its Affiliates to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

Section 27.

MISCELLANEOUS

(a)                                                                                                          Persons Benefiting.  Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company and the Holders any legal or equitable right, remedy or claim under or by reason of this Agreement or any part hereof, and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

(b)                                                                                                         Rights of Holders.  Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled to (a) receive dividends or other distributions from the Company, (b) receive notice of or vote at any meeting of the stockholders of the Company, (c) consent to any action of the stockholders of the Company, (d) receive notice of any other proceedings of the Company or (e) exercise any other rights as stockholders of the Company.

(c)                                                                                                          Amendment.  This Agreement may be amended by the Company and the Initial Holder without the consent of any other Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Initial Holder may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of any other Holder.  Any amendment or supplement to this Agreement (including any Exhibit hereto) that has or would have an adverse effect on the interests of the Holders shall require the written consent of the requisite Holders.  The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the Exercise Rate would be decreased (other than pursuant to adjustments provided herein).  In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent,

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

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Warrants owned by the Company or any of its Affiliates shall be disregarded and deemed not to be outstanding.

(d)                                                                                                         Notices.  All notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be given in writing and either personally delivered to the party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by facsimile or electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the party at its address listed below:

(i)                                     If to the Company:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Chief Financial Officer
Facsimile:  (617) 225-7708
E-mail:  imagovcevic@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  General Counsel
Facsimile:  (617) 225-7708
E-mail:  imagovcevic@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Associate General Counsel
Facsimile:  (617) 225-7708
E-mail:  aashe@dyax.com

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA  02199
Attention: Stacie S. Aarestad

Facsimile:  (617) 227-4420
E-mail:  saarestad@eapdlaw.com

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

17

(ii)                                  If to the Initial Holder:

Cowen Healthcare Royalty Partners, L.P.
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Gregory B. Brown, M.D.
Facsimile:  (646) 562-1293
Email:  greg.brown@cowen.com

with a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel LLP
80 Pine Street
New York, NY  10005
Attn:  Christopher T. Cox
Facsimile:  (212) 396-0136
E-mail:  ccox@cahill.com

(iii)                               If to any other Holder, to the address set forth on the Certificate Register.

The Company and the Initial Holder, by written notice to the other, may designate additional or different addresses for subsequent notices or communications.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

(e)                                                                                                          GOVERNING LAW.  THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

(f)                                                                                                            JURISDICTION; WAIVER OF TRIAL BY JURY.  IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS AGREEMENT OR THE WARRANTS, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT EACH PARTY SUBMITS TO THE JURISDICTION OF ANY OTHER COURT IN WHICH A CLAIM RELATING TO THIS AGREEMENT OR THE WARRANTS IS BROUGHT BY ANY THIRD PARTY AGAINST THE OTHER

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

18

PARTY; (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH PROCEEDING HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY; AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY.  A JUDGMENT IN ANY SUCH PROCEEDING MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION THE APPLICABLE PARTY MAY BE SUBJECT.  EACH PARTY (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER OF A RIGHT TO A JURY TRIAL AND (Y) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS IN THIS SECTION.

(g)                                                                                                         Successors.  All representations, warranties, covenants and agreements contained in this Agreement and the Warrant Certificate by or for the benefit of the Company and the Holders shall inure to the benefit of, and shall bind, their respective successors and assigns.

(h)                                                                                                         Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

(i)                                                                                                             Table of Contents.  The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

(j)                                                                                                             Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

(k)                                                                                                          Remedies.  The rights and remedies provided herein shall be cumulative and not exclusive of any other rights or remedies available.  The Company and the Initial Holder acknowledge and agree that the remedy at law for any breach or threatened breach by the other party in the performance or compliance with any of the terms of this Agreement or the Warrants is not and would not be adequate and that, to the fullest extent permitted by law,

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

19

such terms may be specifically enforced by a decree for specific performance, injunctive relief or other equitable remedies or by an injunction against violation of any such terms or otherwise and each of the Company and the Initial Holder agrees not to allege, and hereby waives the defense, that an adequate remedy exists at law.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

20

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

DYAX CORP.

By:
Name:
Title:

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.

By:	Cowen Healthcare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT A
TO WARRANT AGREEMENT

[FORM WARRANT CERTIFICATE]

[Face]

THE WARRANTS AND THE WARRANT SHARES (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS.  THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No. 2	Number of Warrants: 250,000

WARRANTS TO PURCHASE COMMON STOCK OF

DYAX CORP.

THIS CERTIFIES THAT COWEN HEALTHCARE ROYALTY PARTNERS, L.P., a Delaware limited partnership, or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”).  Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from DYAX CORP., a Delaware corporation (the “Company”), one share of

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Common Stock, $.01 par value per share, of the Company (the “Common Stock”) at the exercise price of $[                 ] (the “Exercise Price”) or by Cashless Exercise, as referred to below.

This Warrant Certificate is issued on the Tranche B Funding Date under and in accordance with the Warrant Agreement, dated as of March [     ],  2009, between the Company and the Initial Holder thereunder (the “Warrant Agreement”), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof.  The Warrant Agreement is hereby incorporated herein by reference and made a part hereof.  Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holders of the Warrants.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.  A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company at Dyax Corp., 300 Technology Square, Cambridge, MA 02139, Attention:  Ivana Magovcevic-Liebisch.

Subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement, each Warrant represented hereby shall be exercisable at any time or from time to time on or after the earlier of (i) the one year anniversary of the Tranche B Funding Date and (ii) the date on which the Company delivers or is required to deliver to the Holders written notice of a Combination pursuant to clause (d) of Section 4.8 of the Warrant Agreement (the “Exercise Commencement Date”).  This Warrant Certificate shall terminate and become void as of 6:00 p.m., New York time, on August 5, 2016 (the “Expiration Date”) or upon the exercise hereof as to all Warrants represented thereby.  The number of Warrant Shares and the kind of securities, cash and other property purchasable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

THIS WARRANT CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

IN WITNESS WHEREOF, Dyax Corp. has caused this Warrant Certificate to be executed by its duly authorized officer as of the date first written above.

DYAX CORP.

By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

[FORM OF REVERSE OF WARRANT CERTIFICATE]

[Reverse]

Subject to the terms of this Warrant Certificate and the Warrant Agreement, the Warrants represented by this Warrant Certificate may be exercised in whole or in part upon (a) surrender to the Company of this Warrant Certificate, together with the form of election to purchase Warrant Shares below duly completed and executed by the Holder hereof and (b) payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which the Warrants are exercised.  Such payment of the Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) by Cashless Exercise by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by this Warrant Certificate presented in connection with a Cashless Exercise) of the Warrants represented by this Warrant Certificates, and without the payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which the Warrants would otherwise be nominally exercisable immediately prior to such exercise if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio (as defined in the Warrant Agreement).  All Warrant Shares issued upon exercise of Warrants will be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

The Warrants represented by this Warrant Certificate shall be exercisable at the election of the Holders hereof either in full at any time or in part from time to time during the period commencing on the Exercise Commencement Date and ending at 6:00 p.m., New York time, on the Expiration Date and in the event that this Warrant Certificate is surrendered for exercise in respect of less than all the Warrants represented hereby at any time prior to the Expiration Date a new Warrant Certificate representing the remaining Warrants will be duly executed and promptly issued by the Company in accordance with the Warrant Agreement.

No fractional Warrant Shares will be issued on exercise of Warrants.  If more than one Warrant shall be exercised at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so exercised.  If any fraction of a Warrant Share would be issuable on the exercise of any Warrant (or specified portion thereof), the Company will notify the Holder exercising the Warrant in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently will pay to such Holder an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, rounded up to the nearest whole cent.

When Warrants are presented to the Company with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

authorized denominations, the Company will register the transfer or make the exchange in the manner and subject to the limitations set forth in the Warrant Agreement.

No service charge will be made by the Company to any Holder for any registration of transfer or exchange upon surrender of this Warrant Certificate at the principal office of the Company.  The Company will pay all documentary stamp taxes attributable to the issuance of the Warrants and the Warrant Shares upon the exercise of Warrants; provided, however, that the Company will not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any certificates for Warrant Shares in a name other than the Holder of such Warrant Certificate.

Except as otherwise specifically required in the Warrant Agreement, Holders of unexercised Warrants are not entitled to (a) receive dividends or other distributions from the Company, (b) receive notice of or vote at any meeting of the stockholders of the Company, (c) consent to any action of the stockholders of the Company, (d) receive notice of any other proceedings of the Company or (e) exercise any other rights as stockholders of the Company.  All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

The holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

FORM OF ELECTION TO PURCHASE WARRANT SHARES
(to be executed only upon exercise of Warrants)

DYAX CORP.

The undersigned hereby irrevocably elects to exercise                 Warrants to purchase Warrant Shares, on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to and herewith (choose one by marking “X” in the space provided):

☐                                    Tenders payment of the aggregate Exercise Price for such Warrant Shares to the order of Dyax Corp. in the amount $            in accordance with the terms of the Warrant Agreement.

☐                                    Directs that such exercise be a Cashless Exercise in accordance with the terms of the Warrant Agreement.

The undersigned directs that the Warrant Shares and the other securities, if any, deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.

Date:                                     , 20

(4)
(Signature of Holder)

(Street Address)

(City) (State) (Zip Code)

(Social Security or Tax Identification No.)

(4)                                  The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Warrant Shares and any other securities, cash and other property, and/or payment in lieu of fractional Warrant Shares to be issued and delivered to:

(Name)

(Street Address)

(City) (State) (Zip Code)

(Social Security or Tax Identification No.)

A Warrant Certificate representing any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

(Name)

(Street Address)

(City) (State) (Zip Code)

(Social Security or Tax Identification No.)

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT B
TO WARRANT AGREEMENT

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF WARRANTS

Re:                               Warrants to Purchase Common Stock (the “Warrants”) of DYAX CORP. (the “Company”)

This Certificate relates to                    Warrants held in definitive form by                          (the “Transferor”).

The Transferor has requested the Company to exchange or register the transfer of a Warrant or Warrants.  In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the “Securities Act”), because(5):

☐                                    Such Warrant is being acquired for the Transferor’s own account without transfer.

☐                                    Such Warrant is being transferred to the Company.

☐                                    Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

☐                                    Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A.

☐                                    Such Warrant is being transferred pursuant to an offshore transaction in accordance with Rule 904 under the Securities Act.

☐                                    Such warrant is being transferred pursuant to another available exemption from the registration requirements under the Securities Act.

The Company is entitled to rely upon this Certificate.

[INSERT NAME OF TRANSFEROR]

By:

Date:

(5)                                  Please check applicable box.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT C
TO
WARRANT AGREEMENT

FORM OF CERTIFICATION

The undersigned hereby acknowledges receipt of 250,000 Warrants at an exercise price per Warrant (subject to adjustment) of $[      ]  to acquire shares of Common Stock of DYAX CORP., on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred (a “Holder”).

Each Holder, severally and not jointly, represents and warrants to DYAX CORP. (the “Company”) as of the date hereof and the Tranche B Funding Date as follows:

(a)                                  Such Holder is acquiring the Warrants and (if and when it exercises the Warrants) will acquire the Warrant Shares for its own account, for investment purposes only and not with a view to any distribution thereof within the meaning of the Securities Act.

(b)                                 Such Holder has received such information as it deems necessary in order to make an investment decision with respect to the Warrants and has had the opportunity to ask questions of and receive answers from the Company and its officers and directors and to obtain such additional information which the Company possesses or could acquire without unreasonable effort or expense as such Holder deems necessary to verify the accuracy of the information furnished to such Holder and has asked questions, received such answers and obtained such information as it deems necessary to verify the such accuracy of the information furnished to such Holder.

(c)                                  Such Holder is an “accredited investor” within the meaning of Rule 501 of the Securities Act.

(d)                                 Such Holder understands that the Warrants have not been and will not be registered under the Securities Act or any state or other securities law, that the Warrants are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and that the Warrants may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act is available.

(e)                                  Such Holder further understands that the exemption from registration afforded by Rule 144 of the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 of the Securities Act may afford the basis for sales only in limited amounts.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

(f)                                    Such Holder did not employ any broker or finder in connection with the transaction contemplated the Warrant Agreement and no fees or commissions are payable to the Holders except as otherwise provided for in the Warrant Agreement.

COWEN HEALTHCARE ROYALTY PARTNERS, L.P.

By:	Cowen Healthcare Royalty GP, LLC,
its General Partner

By:
	Name:	Gregory B. Brown, M.D.
	Title:	Managing Director

DATED: March [ ], 2009

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

EXHIBIT L

Form of Assignment and Acceptance

[date]

[Lender]
[                 ]

[                 ]

Attention:	[ ]
Facsimile:	[ ]

Dyax Corp.
300 Technology Square
Cambridge, MA 02139

Attention:	[ ]
Facsimile:	[ ]

Ladies and Gentlemen:

Re: Assignment Pursuant to the Loan Agreement

We refer to the Loan Agreement dated as of August 5, 2008, amended and restated as of March 18, 2009, (as may be further amended from time to time, the “Agreement”), providing for loans to DYAX CORP. in an aggregate principal amounts of up to $50,000,000 in Tranche A Loans and $15,000,000 in Tranche B Loans.              (the “Seller”) and               (the “Buyer”) are delivering this instrument to you in connection with an assignment by the Seller of its rights and obligations under the Agreement pursuant to Section 13.01 thereof. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Agreement.

1.                                       The Seller and the Buyer hereby advise you (a) that the Seller will assign to the Buyer the Seller’s right, title and interest in respect of the Agreement described below as the “Assigned Rights” and the Buyer will accept that assignment and assume the Seller’s related obligations described below as the “Assumed Obligations,” and (b) that as between the Seller and the Buyer that assignment and assumption will be effective as of the date identified below as the “Effective Date.”

2.                                       In connection with the assignment referred to herein, the Buyer hereby confirms to you that (a) the Buyer is a financial institution, institutional investor or commercial paper conduit and (b) the Buyer agrees to be bound as a Lender by the terms of the Agreement to the extent of the assignment and assumption referred to herein.

3.                                       The Buyer (a) represents and warrants that (i) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Rights and Assumed Obligations and either it, or the Person exercising discretion in making its decision to acquire the Assigned Rights and Assumed Obligations, is experienced in acquiring assets of such

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

type, (ii) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 9.03 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Rights and Assumed Obligations on the basis of which it has made such analysis and decision independently and without reliance on the Seller or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Seller or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

4.                                       Buyer hereby appoints Cowen Healthcare Royalty Partners, L.P. to act as its agent under the Security Agreement which grant a security interest on terms specified in Section 16 of the Security Agreement, including for the purpose of filings related to the security interest granted under the Security Agreement and other Loan Documents which grant a security interest.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Terms Relating to the Assignment and Acceptance

Effective Date:

Assigned Rights:

[A        % undivided interest in (i) the Tranche A Loan of the Seller outstanding on the Effective Date, (ii) all related rights of the Seller to interest accruing on such portion of the Tranche A Loan from and after the Effective Date, and (iii) all related rights of the Seller under the Agreement and the Tranche A Note delivered to the Seller thereunder from and after the Effective Date.]

[and

A        % undivided interest in (i) the Tranche B Loan of the Seller outstanding on the Effective Date, (ii) all related rights of the Seller to interest accruing on such portion of the Tranche B Loan from and after the Effective Date, and (iii) all related rights of the Seller under the Agreement and the Tranche B Note delivered to the Seller thereunder from and after the Effective Date.]

Assumed Obligations:

All obligations of the Seller relating to the Assigned Rights that arise under the Agreement on or after the Effective Date

[Tranche A Loan of the Seller:

Before the Effective Date: $

After giving effect to the assignment referred to herein: $                      ]

[Tranche B Loan of the Seller:

Before the Effective Date: $

After giving effect to the assignment referred to herein: $                      ]

[Tranche A Loan of the Buyer:

Before the Effective Date:  $

After giving effect to the assignment referred to herein: $                      ]

[Tranche B Loan of the Buyer:

Before the Effective Date:  $

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

After giving effect to the assignment referred to herein: $                            ]

For these purposes, the Buyer hereby informs you that the address for notices and account for payments in connection with the Agreement are as set forth below.

[LENDER]

By:	By:

Name:	Name:

Title:	Title:

[Include Notice and account information for Buyer.]

By:

Name:

Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule A

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

SCHEDULE B

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule C

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule D

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(l)

Indebtedness

None

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(n)

Subsidiaries

Subsidiaries

Dyax SA

Building 22

Boulevard du Rectorat 27B

Sart Tilman

B-4000 Liege 1

Belgium

Dyax B.V. and Holding B. V.

Voorstraat 5

3633 BA VREELAND

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(s)(i)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(s)(ii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (u)

Borrower’s Principal Place of Business

and Chief Executive Office

300 Technology Square, Cambridge, MA 02139, USA

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (v) (ii)

 [*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(iii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (v) (iv)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(vii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(viii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(ix)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(x)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(v)(xi)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (w) (i)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(w)(iii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(w)(v)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (w) (vi)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(w)(vii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (w) (viii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (w)(x)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01(w)(xi)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 8.01 (x)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

Schedule 10.03(a)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.